     As filed with the Securities and Exchange Commission on April 17, 2001

                            Registration No. 33-48266

                               -------------------

                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549

                               -------------------


                         POST-EFFECTIVE AMENDMENT NO. 13

                                   to FORM S-6
                             Registration Statement
                                      Under
                           THE SECURITIES ACT OF 1933

                               -------------------

                               VARIABLE ACCOUNT C
                      OF FORTIS BENEFITS INSURANCE COMPANY
                              (Exact name of trust)

                        FORTIS BENEFITS INSURANCE COMPANY
                    (formerly Western Life Insurance Company)
                               (Name of Depositor)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
          (Complete address of depositor's principal executive offices)

                               -------------------

                            RHONDA J. SCHWARTZ, ESQ.
                                 P. O. Box 64284
                            St. Paul, Minnesota 55164
                (Name and complete address of agent for service)

                               -------------------

Securities Registered: Interests in Variable Account C pursuant to variable life insurance policies


It is proposed that this filing will become effective (check appropriate line):

     immediately upon filing pursuant to paragraph (b) of Rule 485.
----

  X  On May 1, 2001 pursuant to paragraph (b) of Rule 485.
----

     60 days after filing pursuant to paragraph (a) of Rule 485.
----
     On             pursuant to paragraph (a) of Rule 485.
----   ------------

                            -------------------


                            -------------------


An indefinite amount of the securities being offered has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 33-03919. The registrant filed its Rule 24f-2 notice for the year ended December 31, 2000 on March 28, 2001.


                            -------------------

              [FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

--------------------------------------------------------------------------------

                             PROSPECTUS SUPPLEMENT

                                  MAY 1, 2001


                                      FOR

                            HARMONY INVESTMENT LIFE
                        FORTIS WALL STREET SERIES VUL220
                        FORTIS WALL STREET SERIES VUL500
--------------------------------------------------------------------------------


                                   ISSUED BY

                       FORTIS BENEFITS INSURANCE COMPANY

MAILING ADDRESS:                                                 STREET ADDRESS:
P.O. BOX 64284                                              500 BIELENBERG DRIVE
ST. PAUL, MINNESOTA 55164                              WOODBURY, MINNESOTA 55125


98374N (5/01)

PROSPECTUS SUPPLEMENT DATED MAY 1, 2001


This Supplement updates certain information contained in the following prospectus for product issued by Fortis Benefits Insurance Company:


  - Harmony Investment Life dated May 1, 1995, as previously supplemented



  - Fortis Wall Street Series VUL220 dated May 1, 1999, as previously supplemented



  - Fortis Wall Street Series VUL500 dated May 1, 1999, as previously supplemented


Please read this Supplement carefully. You should attach this Supplement to the Prospectus and retain them for future reference.


FORTIS SERIES FUND, INC. ANNUAL EXPENSES(a)


                                     U.S.                    MULTI
                         MONEY    GOVERNMENT   DIVERSIFIED   SECTOR    HIGH    INTERNATIONAL     ASSET      AMERICAN
                         MARKET   SECURITIES     INCOME       BOND    YIELD        STOCK       ALLOCATION   LEADERS    VALUE
                         SERIES     SERIES       SERIES      SERIES   SERIES     SERIES II       SERIES      SERIES    SERIES
                         ------   ----------   -----------   ------   ------   -------------   ----------   --------   ------
Investment Advisory and
  Management Fee.......  0.30%      0.47%         0.48%      0.75%    0.50%        0.90%         0.47%       0.90%     0.70%
Other Expenses.........  0.06%      0.05%         0.05%      0.19%    0.06%        0.16%         0.04%       0.35%     0.06%
Total Series Fund
  Operating Expenses...  0.36%      0.52%         0.53%      0.94%    0.56%        1.06%         0.51%       1.25%     0.76%


                            CAPITAL      GROWTH &
                         OPPORTUNITIES    INCOME
                            SERIES        SERIES
                         -------------   --------
Investment Advisory and
  Management Fee.......      0.90%        0.63%
Other Expenses.........      0.41%        0.04%
Total Series Fund
  Operating Expenses...      1.31%        0.67%


                                      BLUE      BLUE                       MID     SMALL                      LARGE
                           S&P 500    CHIP      CHIP                       CAP      CAP     GLOBAL   GLOBAL    CAP     INVESTORS
                            INDEX    STOCK      STOCK     INTERNATIONAL   STOCK    VALUE    GROWTH   EQUITY   GROWTH    GROWTH
                           SERIES    SERIES   SERIES II   STOCK SERIES    SERIES   SERIES   SERIES   SERIES   SERIES    SERIES
                           -------   ------   ---------   -------------   ------   ------   ------   ------   ------   ---------
Investment Advisory and
  Management Fee.........   0.40%    0.87%      0.95%         0.83%       0.90%    0.90%    0.70%    1.00%    0.90%      0.90%
Other Expenses...........   0.05%    0.05%      0.43%         0.10%       0.15%    0.13%    0.05%    0.43%    0.06%      0.49%
Total Series Fund
  Operating Expenses.....   0.45%    0.92%      1.38%         0.93%       1.05%    1.03%    0.75%    1.43%    0.96%      1.39%


                           GROWTH   AGGRESSIVE
                           STOCK      GROWTH
                           SERIES     SERIES
                           ------   ----------
Investment Advisory and
  Management Fee.........  0.61%      0.62%
Other Expenses...........  0.03%      0.04%
Total Series Fund
  Operating Expenses.....  0.64%      0.66%


------------------------------

(a)As a percentage of portfolio average net assets based on 2000 historical data. The figures set forth above were annualized numbers for the following portfolios and the total operating expense ratio for them would have been as follows had there not been a waiver and reimbursement of expense arrangement in effect: American Leaders Series--1.50%; Blue Chip Series II--1.50%; Capital Opportunities Series--1.38%; Global Equity Series--1.86%; Investors Growth Series--1.53%.

MANAGEMENT


The directors and executive officers of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:



OFFICER-DIRECTORS
Robert Brian Pollock(1)               President and Chief Executive Officer; Executive Vice
                                      President and Treasurer of Fortis, Inc.
Michael John Peninger(3)              Executive Vice President--President (Non medical).
OTHER DIRECTORS
J. Kerry Clayton(1)                   Chairman and Chief Executive Officer of Fortis, Inc.; before then President and Chief Operating Officer of Fortis, Inc.
Arie Aristide Fakkert(2)              General Manager of Fortis International N.V.
Alan W. Feagin(4)                     Executive Vice President; (President--Fortis Family)


------------------------------

(1) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc. is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as N.V. AMEV. AMEV/VSB 1990 N.V. is 50% owned by Fortis (NL) N.V. and 50% owned by Fortis (B), Boulevard Emile Jacqmain 53, Brussels, Belgium.



(2) Address: Fortis (NL) N.V., Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.



(3) Address: 2323 Grand Avenue, Kansas City, MO 64108.



(4) Address: 10 Glenlake Parkway NE, Suite 500, Atlanta GA 30328



REINSURANCE AND ADMINISTRATION OF POLICIES



Effective April 1, 2001, Fortis Benefits contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford L&A"), a subsidiary of The Hartford Financial Services Group. Although Fortis Benefits remains responsible for all contract terms and conditions, Hartford L&A is responsible for servicing the contracts, including the payment of benefits, oversight of investment management (i.e., the available investment portfolios) and overall contract administration. This was part of a larger transaction whereby Hartford L&A reinsured all of the individual life insurance and annuity business of Fortis Benefits. Additionally, Hartford acquired the principal underwriter of the contracts, Fortis Investors, Inc. As a part of the transaction Fortis Investors, Inc. is changing its name to Woodbury Financial Services, Inc.



As part of the transaction, the Fortis Series Fund, Inc. (the "Fund") which provides underlying investment options for the contracts, entered into a new investment advisory agreement with HL Advisors, LLC ("HLA"), a Hartford affiliate, to provide investment management for the Fund. HLA has, in turn, entered into several subadvisory agreements with both current and new investment advisers. For further information about the Fund and the new advisory and subadvisory agreements, please refer to the Fortis Series Fund prospectus.


INDEPENDENT AUDITORS


The financial statements of Fortis Benefits Insurance Company at December 31, 2000 and for the year then ended, and the statement of net assets of Fortis Benefits Insurance Company Variable Account C at December 31, 2000 and the related statements of operations and changes in net assets for the period ended December 31, 2000, appearing in the Prospectus and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing. The financial statements of Fortis Benefits Insurance Company at December 31, 1999 and for each of the two years in the period ended December 31, 1999 and the statements of operations and changes in net assets of Fortis Benefits

Variable Account C for the period ended December 31, 1999 appearing in the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing.


FINANCIAL STATEMENTS

The financial statements of Fortis Benefits and Variable Account C included in the Supplement should be considered only as bearing upon the ability of Fortis Benefits to meet its obligations under the Policies. Fortis generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Notes to Fortis Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


Fortis Benefits Insurance Company



In our opinion, the accompanying balance sheet and the related statements of income, of changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. (the Company) at December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Company as of December 31, 1999 and for the two years in the period then ended were audited by other independent accountants whose report dated February 17, 2000 expressed an unqualified opinion on those statements.


                                          [/s/ PRICEWATERHOUSECOOPERS LLP]


February 15, 2001

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheet of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999, and the related statements of income, changes in shareholder's equity and cash flows for each of the two years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

Minneapolis, Minnesota
February 17, 2000

BALANCE SHEETS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                                      DECEMBER 31
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     2000 -- $2,543,040; 1999 -- $2,802,697)................    $2,530,480    $2,706,372
  Equity securities, at fair value (cost 2000 -- $91,164;
     1999 -- $81,554).......................................        87,912        85,021
  Mortgage loans on real estate, less allowance for possible
     losses (2000 and 1999 -- $11,085)......................       810,616       754,514
  Policy loans..............................................       102,308        83,439
  Short-term investments....................................       152,736       115,527
  Real estate and other investments.........................        41,712        47,502
                                                                ----------    ----------
                                                                 3,725,764     3,792,375
Cash and cash equivalents...................................        13,209        18,670
Receivables:
  Uncollected premiums......................................        66,505        62,938
  Reinsurance recoverable on unpaid and paid losses.........        64,182        23,471
  Other.....................................................        48,083        19,406
                                                                ----------    ----------
                                                                   178,770       105,815
Accrued investment income...................................        52,556        55,464
Deferred policy acquisition costs...........................       473,761       430,192
Property and equipment at cost, less accumulated
  depreciation..............................................        20,891        25,118
Federal income tax recoverable..............................         7,248            --
Deferred federal income taxes...............................        33,825        52,467
Other assets................................................         1,677         1,582
Due from affiliates.........................................            --         8,304
Assets held in separate accounts............................     5,184,083     5,120,152
                                                                ----------    ----------
Total assets................................................    $9,691,784    $9,610,139
                                                                ==========    ==========



    The accompanying notes are an integral part of the financial statements.

BALANCE SHEETS

(IN THOUSANDS, EXCEPT SHARE DATA)



                                                                      DECEMBER 31
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,170,612    $1,106,269
     Interest sensitive and investment products.............       970,591     1,147,657
     Accident and health....................................     1,007,328       940,865
                                                                ----------    ----------
                                                                 3,148,531     3,194,791
  Unearned revenues.........................................        33,614        28,673
  Other policy claims and benefits payable..................       240,677       265,486
  Policyholder dividends payable............................         7,438         7,939
                                                                ----------    ----------
                                                                 3,430,260     3,496,889
  Accrued expenses..........................................        69,476        59,409
  Current income taxes payable..............................            --         1,838
  Other liabilities.........................................       181,633       120,110
  Due to affiliates.........................................         4,497            --
  Deferred gain on LTC sale.................................        15,919            --
  Liabilities related to separate accounts..................     5,159,275     5,082,341
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,861,060     8,760,587
                                                                ----------    ----------
Shareholder's equity:
  Common stock, $5 par value: authorized, issued and
     outstanding shares -- 1,000,000........................         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       366,644       427,811
  Accumulated other comprehensive loss......................        (8,920)      (51,259)
                                                                ----------    ----------
Total shareholder's equity..................................       830,724       849,552
                                                                ----------    ----------
Total policy reserves and liabilities and shareholder's
  equity....................................................    $9,691,784    $9,610,139
                                                                ==========    ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF INCOME


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                       YEARS ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   2000          1999          1998
                                                                ----------    ----------    ----------
REVENUES:
Insurance operations:
  Traditional life insurance premiums.......................    $  428,641    $  301,377    $  260,567
  Interest sensitive and investment product policy
     charges................................................       159,728       141,285       119,039
  Accident and health insurance premiums....................       952,015     1,002,867       953,652
                                                                ----------    ----------    ----------
                                                                 1,540,384     1,445,529     1,333,258
Net investment income.......................................       279,572       238,698       234,043
Net realized (losses) gains on investments..................       (17,039)       25,962        52,404
Other income................................................        12,687        11,610        11,183
                                                                ----------    ----------    ----------
Total revenues..............................................     1,815,604     1,721,799     1,630,888
BENEFITS AND EXPENSES:
Benefits to policyholders:
  Traditional life insurance................................       335,022       218,993       189,337
  Interest sensitive investment products....................        89,062        93,668        96,178
  Accident and health claims................................       749,945       812,149       798,036
                                                                ----------    ----------    ----------
                                                                 1,174,029     1,124,810     1,083,551
Policyholder dividends......................................         2,685         3,114         3,486
Amortization of deferred policy acquisition costs...........        47,215        43,078        33,365
Insurance commissions.......................................       128,267       124,601       118,710
General and administrative expenses.........................       333,734       302,663       299,492
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,685,930     1,598,266     1,538,604
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       129,674       123,533        92,284
Federal income taxes........................................        41,555        40,327        30,402
                                                                ----------    ----------    ----------
Net income..................................................    $   88,119    $   83,206    $   61,882
                                                                ==========    ==========    ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                                           ACCUMULATED
                                                               ADDITIONAL                     OTHER
                                                     COMMON     PAID-IN      RETAINED     COMPREHENSIVE
                                          TOTAL      STOCK      CAPITAL      EARNINGS     (LOSS) INCOME
                                        ---------    ------    ----------    ---------    -------------
Balance, December 31, 1997..........    $ 880,106    $5,000     $468,000     $ 332,723      $  74,383
  Comprehensive income:
     Net income.....................       61,882       --            --        61,882             --
     Change in unrealized gain
       (losses) on investments,
       net..........................       (6,520)      --            --            --         (6,520)
                                        ---------
  Total comprehensive income........       55,362
  Dividend..........................      (50,000)      --            --       (50,000)            --
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 1998..........      885,468    5,000       468,000       344,605         67,863
  Comprehensive income:
     Net income.....................       83,206       --            --        83,206             --
     Change in unrealized gain
       (losses) on investments,
       net..........................     (119,122)      --            --            --       (119,122)
                                        ---------
  Total comprehensive loss..........      (35,916)
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 1999..........      849,552    5,000       468,000       427,811        (51,259)
  Comprehensive income:
     Net income.....................       88,119       --            --        88,119             --
     Change in unrealized gain
       (losses) on investments,
       net..........................       42,339       --            --            --         42,339
                                        ---------
  Total comprehensive income........      130,458
  Dividend..........................     (149,286)      --            --      (149,286)            --
                                        ---------    ------     --------     ---------      ---------
Balance, December 31, 2000..........    $ 830,724    $5,000     $468,000     $ 366,644      $  (8,920)
                                        =========    ======     ========     =========      =========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                      YEARS ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                2000           1999           1998
                                                             -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income...............................................    $    88,119    $    83,206    $    61,882
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Provision for depreciation..........................          4,830         12,807         12,409
     Amortization of gain on reinsured business..........         (3,100)            --             --
     Amortization of investment (discounts) premiums,
       net...............................................          1,574          1,930         (3,200)
     Net realized losses (gains) on sold investments.....         13,910        (25,962)       (52,404)
     Write-off of investment.............................          3,129             --             --
     Policy acquisition costs deferred...................       (113,927)       (96,308)       (73,147)
     Amortization of deferred policy acquisition costs...         47,215         43,078         33,365
     Provision for deferred federal income taxes.........         (4,151)        29,454            417
     Decrease in income taxes recoverable................         (9,086)        (2,330)        (6,381)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses, other assets,
       due to and from affiliates and other
       liabilities.......................................        (48,646)        27,227         (4,455)
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................        158,150         97,931        106,135
     (Decrease) increase in other policy claims and
       benefits and policyholder dividends payable.......        (25,303)         5,012         (2,514)
     Other...............................................             --             --            169
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        112,714        176,045         72,276
                                                             -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed maturity investments..................     (1,546,720)    (1,654,104)    (2,380,511)
Sales and repayments of fixed maturity investments.......      1,777,428      1,675,488      2,428,207
(Increase) decrease in short-term investments............        (37,208)       (83,659)        38,669
Purchases of other investments...........................       (363,978)      (305,889)      (408,998)
Sales of other investments...............................        298,925        353,267        352,873
Purchases of property and equipment......................           (603)        (7,213)          (356)
Cash received pursuant to reinsurance agreement..........         17,591          3,374             --
                                                             -----------    -----------    -----------
Net cash provided by (used in) investing activities......        145,435        (18,736)        29,884
                                                             -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Activities related to investment products:
  Considerations received................................        226,139        237,375        215,693
  Surrenders and death benefits..........................       (448,349)      (416,537)      (326,457)
  Interest credited to policyholders.....................         32,886         39,855         49,371
Dividend.................................................        (74,286)            --        (50,000)
                                                             -----------    -----------    -----------
Net cash used in financing activities....................       (263,610)      (139,307)      (111,393)
                                                             -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents.........         (5,461)        18,002         (9,233)
Cash and cash equivalents at beginning of year...........         18,670            668          9,901
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    13,209    $    18,670    $       668
                                                             ===========    ===========    ===========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



                                                                     YEARS ENDED DECEMBER 31
                                                                ---------------------------------
                                                                  2000        1999         1998
                                                                --------    ---------    --------
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES:
Assets and liabilities transferred in reinsurance
  transactions (Note 9):
Non-cash assets (ceded) received:
  Fixed maturities..........................................    $     --    $ 517,091    $     --
  Other investments.........................................          --      121,696          --
  Other assets..............................................        (157)      12,763          --
  Deferred acquisition costs................................     (20,829)      35,882          --
                                                                --------    ---------    --------
Total value of assets (ceded) received......................    $(20,986)   $ 687,432    $     --
                                                                --------    ---------    --------
Non-cash liabilities ceded (assumed):
  Future policy benefit reserves............................    $ 15,086    $(685,932)   $     --
  Claim reserves............................................           7       (4,874)         --
  Unearned premium reserves.................................       7,641           --          --
  Other liabilities.........................................        (320)          --          --
                                                                --------    ---------    --------
Total liabilities ceded (assumed)...........................    $ 22,414    $(690,806)   $     --
                                                                ========    =========    ========



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


FORTIS BENEFITS INSURANCE COMPANY


(IN THOUSANDS)



1.  NATURE OF OPERATIONS


Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.



Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)



Effective March 1, 2000, the Company ceded long-term care insurance business to John Hancock Life Insurance Company on a 100% co-insurance basis. (See Note 9 "Reinsurance" for more information on this reinsurance transaction.)



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


USE OF ESTIMATES


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



NEW ACCOUNTING PRONOUNCEMENTS


In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FAS 133," which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.



Effective January 1, 2000, the Company adopted Statement of Position ("SOP") 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that do not Transfer Insurance Risk. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. The adoption of SOP 98-7 did not have a material effect on the Company's results of operations or financial position.



INVESTMENTS


The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.



All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.



Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.



Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Policy loans are reported at their unpaid balance. Short-term investments are carried at cost which approximates fair value.



Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost or carrying value of loans foreclosed less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.



Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.



DEFERRED POLICY ACQUISITION COSTS


The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and is reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.



PROPERTY AND EQUIPMENT


Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $4,830, $12,807 and $12,409 for the year ended December 31, 2000, 1999 and 1998, respectively.



INCOME TAXES


Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.



GUARANTY FUND ASSESSMENTS


There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.



SEPARATE ACCOUNTS


Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.



Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract owner, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.



The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.



The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for

NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.



For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.



REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES


Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.



Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 4% to 15% in 2000, 3.5% to 12% in 1999 and 2.5% to 8.75% in 1998.



A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.



Premiums for accident and health insurance products, including medical, long- and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years are modified based on the Company's actual experience.



Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.



COMPREHENSIVE INCOME


Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses adjusted for the impact of gains and losses realized during the current year on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs and taxes.



STATEMENTS OF CASH FLOWS


The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.



RECLASSIFICATIONS


Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS


AVAILABLE-FOR-SALE SECURITIES


The following is a summary of the available-for-sale securities:



                                                                   GROSS         GROSS
                                                   AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                      COST         GAINS         LOSSES        VALUE
                                                   ----------    ----------    ----------    ----------
AT DECEMBER 31, 2000:
Fixed maturities:
  Governments..................................    $  348,795     $15,261       $    317     $  363,739
  Public utilities.............................       212,371       3,849          3,661        212,559
  Industrial and miscellaneous.................     1,794,011      27,815         58,902      1,762,924
  Other........................................       187,863       4,294            899        191,258
                                                   ----------     -------       --------     ----------
Total fixed maturities.........................     2,543,040      51,219         63,779      2,530,480
Equity securities..............................        91,164       5,160          8,412         87,912
                                                   ----------     -------       --------     ----------
Total..........................................    $2,634,204     $56,379       $ 72,191     $2,618,392
                                                   ==========     =======       ========     ==========
AT DECEMBER 31, 1999:
Fixed maturities:
  Governments..................................    $  309,402     $    46       $  8,934     $  300,514
  Public utilities.............................       237,579         341         10,375        227,545
  Industrial and miscellaneous.................     2,208,281       7,020         81,412      2,133,889
  Other........................................        47,435         184          3,195         44,424
                                                   ----------     -------       --------     ----------
Total fixed maturities.........................     2,802,697       7,591        103,916      2,706,372
Equity securities..............................        81,554       5,825          2,358         85,021
                                                   ----------     -------       --------     ----------
Total..........................................    $2,884,251     $13,416       $106,274     $2,791,393
                                                   ==========     =======       ========     ==========



The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 2000, by contractual maturity, are shown below.



                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  83,263     $   83,164
Due after one year through five years.......................      610,579        609,360
Due after five years through ten years......................      786,695        778,801
Due after ten years.........................................    1,062,503      1,059,155
                                                                ----------    ----------
Total.......................................................    $2,543,040    $2,530,480
                                                                ==========    ==========



Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



MORTGAGE LOANS


The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 37% and 38% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 2000 and 1999, respectively. Loan commitments outstanding totaled $8,000 at December 31, 2000.

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


INVESTMENTS ON DEPOSIT


The Company had fixed maturities carried at $11,630 and $17,061 at December 31, 2000 and 1999, respectively, on deposit with various governmental authorities as required by law.



NET UNREALIZED GAINS (LOSSES)


The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below:



                                                                                TAX
                                                               BEFORE-TAX     BENEFIT     NET-OF-TAX
                                                                 AMOUNT      (EXPENSE)      AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 2000:
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,933     $(32,873)    $  61,060
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,314)         810        (1,504)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (26,488)       9,271       (17,217)
                                                               ---------     --------     ---------
Other comprehensive gain...................................    $  65,131     $(22,792)    $  42,339
                                                               =========     ========     =========
DECEMBER 31, 1999:
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(216,270)    $ 75,694     $(140,576)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................       23,864       (8,352)       15,512
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998:
Unrealized gains (losses) on investments:
Unrealized gains (losses) on available-for-sale
  investments..............................................    $ (53,050)    $ 18,420     $ (34,630)
Decrease in amortization of deferred policy acquisition
  costs....................................................          414         (145)          269
Reclassification adjustment for gains (losses) realized in
  net income...............................................       42,832      (14,991)       27,841
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


NET INVESTMENT INCOME AND NET REALIZED (LOSSES) GAINS ON INVESTMENTS



Major categories of net investment income and realized (losses) gains on investments for each year were as follows:



                                                                  2000        1999        1998
                                                                --------    --------    --------
NET INVESTMENT INCOME:
Fixed maturities............................................    $193,005    $167,027    $160,163
Equity securities...........................................      14,392       7,320       8,656
Mortgage loans on real estate...............................      68,794      57,684      57,031
Policy loans................................................       6,617       5,272       4,653
Short-term investments......................................         522         844       1,701
Real estate and other investments...........................       2,816       6,375       8,194
                                                                --------    --------    --------
                                                                 286,146     244,522     240,398
Expenses....................................................      (6,574)     (5,824)     (6,355)
                                                                --------    --------    --------
                                                                $279,572    $238,698    $234,043
                                                                ========    ========    ========
NET REALIZED (LOSSES) GAINS ON INVESTMENTS:
Fixed maturities............................................    $(31,179)   $ (9,750)   $ 34,320
Equity securities...........................................       4,691      33,613       8,512
Mortgage loans on real estate...............................          --          --        (198)
Short-term investments......................................          --          --           5
Real estate and other investments...........................       9,449       2,099       9,765
                                                                --------    --------    --------
                                                                $(17,039)   $ 25,962    $ 52,404
                                                                ========    ========    ========



Proceeds from sales of investments in fixed maturities were $1,756,637, $1,627,450 and $2,460,316 in 2000, 1999 and 1998, respectively. Gross gains of
$14,851, $11,996 and $44,360 and gross losses of $46,030, $21,746 and $10,040 were realized on the sales in 2000, 1999 and 1998, respectively.

NOTES TO FINANCIAL STATEMENTS

4.   DEFERRED POLICY ACQUISITION COSTS


The changes in deferred policy acquisition costs by product were as follows:



                                                                 INTEREST
                                                TRADITIONAL    SENSITIVE AND
                                                AND PRE-NEED    INVESTMENT      ACCIDENT
                                                    LIFE         PRODUCTS      AND HEALTH    TOTAL
                                                ------------   -------------   ----------   --------
Balance, December 31, 1998....................    $ 14,560       $314,462       $  2,916    $331,938
  Acquisition costs deferred..................      33,783         81,016         17,391     132,190
  Acquisition costs amortized.................      (2,438)       (38,831)        (1,809)    (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized losses
     on available-for-sale securities.........          --          9,142             --       9,142
                                                  --------       --------       --------    --------
Balance, December 31, 1999....................      45,905        365,789         18,498     430,192
  Acquisition costs deferred..................      15,882         95,062          2,983     113,927
  Acquisition costs amortized.................     (14,216)       (32,347)       (21,481)    (68,044)
  Increased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.........          --         (2,314)            --      (2,314)
                                                  --------       --------       --------    --------
Balance, December 31, 2000....................    $ 47,571       $426,190       $     --    $473,761
                                                  ========       ========       ========    ========



Included in total policy acquisition costs amortized in 2000 is $20,829 of acquisition costs resulting from the long-term care reinsurance cession agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See Note 9, "Reinsurance" for more information on the reinsurance transaction.



Included in total policy acquisition costs deferred in 1999 is $35,882 of present value of future profits (PVP) and $1,416 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 9 "Reinsurance" for more information on this reinsurance transaction.



During 2000, 1999 and 1998, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $901, $(224) and $3,357, respectively.



5.  PROPERTY AND EQUIPMENT


A summary of property and equipment at December 31 for each year follows:



                                                                  2000        1999
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      27,019      26,383
Furniture and equipment.....................................      78,630      81,447
                                                                --------    --------
                                                                 107,549     109,730
Less accumulated depreciation...............................     (86,658)    (84,612)
                                                                --------    --------
Net property and equipment..................................    $ 20,891    $ 25,118
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS

6.  ACCIDENT AND HEALTH RESERVES


Activity for the liability for unpaid accident and health claims is summarized as follows:



                                                                       YEARS ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   2000          1999          1998
                                                                ----------    ----------    ----------
Balance as of January 1, net of reinsurance recoverables....    $1,139,603    $1,061,883    $  988,036
Add: Incurred losses related to:
  Current year..............................................       753,070       824,949       826,009
  Prior years...............................................       (25,859)      (12,800)      (27,973)
                                                                ----------    ----------    ----------
Total incurred losses.......................................       727,211       812,149       798,036
Deduct: Paid losses related to:
  Current year..............................................       428,725       468,404       469,881
  Prior years...............................................       283,782       266,025       254,308
                                                                ----------    ----------    ----------
Total paid losses...........................................       712,507       734,429       724,189
                                                                ----------    ----------    ----------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,154,307    $1,139,603    $1,061,883
                                                                ==========    ==========    ==========



The table above differs from the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.



Excluded from incurred losses presented above related to current year is $22,734 of reserves ceded resulting from the long-term care reinsurance agreement with John Hancock Life Insurance Company, which became effective March 1, 2000. See
Note 9 "Reinsurance" for more information on this reinsurance transaction.



In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.



The liability for unpaid accident and health claims includes $1,042,180 and $994,651 of total disability income reserves as of December 31, 2000 and 1999, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.



7.   FEDERAL INCOME TAXES



The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.



Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS

7.   FEDERAL INCOME TAXES (CONTINUED)


The significant components of the Company's deferred tax liabilities and assets as of December 31, 2000 and 1999 are as follows:



                                                                  2000        1999
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 72,599    $ 60,716
  Reserves..................................................      28,244      35,843
  Claims and benefits payable...............................       7,445       7,964
  Accrued liabilities.......................................      10,811       6,973
  Unrealized losses.........................................       5,543      32,500
  Investments...............................................      14,373       4,549
  Other.....................................................       8,301       6,755
                                                                --------    --------
Total deferred tax assets...................................     147,316     155,300
Deferred tax liabilities:
  Deferred policy acquisition costs.........................     107,948      98,539
  Unrealized gains..........................................         747          --
  Fixed assets..............................................       3,143       2,963
  Investments...............................................         237       1,171
  Other.....................................................       1,416         160
                                                                --------    --------
Total deferred tax liabilities..............................     113,491     102,833
                                                                --------    --------
Net deferred tax asset......................................    $ 33,825    $ 52,467
                                                                ========    ========



The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.



The Company's tax expense (benefit) for the year ended December 31 is shown as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Current.....................................................    $45,706    $10,873    $30,232
Deferred....................................................     (4,151)    29,454        170
                                                                -------    -------    -------
                                                                $41,555    $40,327    $30,402
                                                                =======    =======    =======



Federal income tax payments and refunds resulted in net payments of $54,792, $13,203 and $36,367 in 2000, 1999 and 1998, respectively.



The Company's effective income tax rate varied from the statutory federal income tax rate as follows:



                                                                2000       1999       1998
                                                                ----       ----       ----
Statutory income tax rate...................................    35.0%      35.0%      35.0%
Other, net..................................................    (3.0)      (2.4)      (2.1)
                                                                ----       ----       ----
                                                                32.0%      32.6%      32.9%
                                                                ====       ====       ====

NOTES TO FINANCIAL STATEMENTS

8. ASSETS HELD IN SEPARATE ACCOUNTS


Separate account assets at December 31 were as follows:



                                                                 2000         1999
                                                              ----------   ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................  $5,159,275   $5,082,341
Assets of the separate accounts owned by the Company, at
  fair value................................................      24,808       37,811
                                                              ----------   ----------
                                                              $5,184,083   $5,120,152
                                                              ==========   ==========



9.   REINSURANCE


In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10 net monthly benefit to a $2 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,884, $6,580 and $5,601 of premium from First Fortis in 2000, 1999 and 1998, respectively. The Company has assumed $14,366 and $11,047 of reserves in 2000 and 1999, respectively, from First Fortis.



In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806 of reserves and received approximately $654,924 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882 ceding commission was capitalized as an acquisition cost (as described in Note 4). The Company has assumed premium from UFL of $63,069 in 2000 and $31,523 during the period October 1, 1999 to December 31, 1999. The Company has assumed $679,969 and $690,806 of reserves in 2000 and 1999, respectively, from UFL.



In the first quarter of 2000, the Company entered into a reinsurance agreement with John Hancock Life Insurance Company (John Hancock) for the sale of the Long-Term Care (LTC) line of business. The sale of the LTC line of business was effective March 1, 2000. The Company recorded a gain on this transaction of $19,019. The gain has been deferred and is being amortized as the level of direct inforce LTC policies decreases over future years, not to exceed 30 years. The amount of gain amortized in 2000 was $3,100. The Company ceded $41,309 of premiums and $32,222 of reserves to John Hancock in 2000.



The maximum amount that the Company retains on any one life is $1,000 of life insurance including accidental death. Amounts in excess of $1,000 are reinsured with other life insurance companies on a yearly renewable term basis.



Ceded reinsurance premiums for the year ended December 31 were as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Life insurance..............................................    $ 7,413    $ 6,246    $ 6,983
Accident and health insurance...............................     48,403     17,803     13,862
                                                                -------    -------    -------
                                                                $55,816    $24,049    $20,845
                                                                =======    =======    =======



Recoveries under reinsurance contracts for the year ended December 31 were as follows:



                                                                 2000       1999       1998
                                                                -------    -------    -------
Life insurance..............................................    $ 2,877    $   478    $ 4,549
Accident and health insurance...............................      8,525     13,669      9,465
                                                                -------    -------    -------
                                                                $11,402    $14,147    $14,014
                                                                =======    =======    =======

NOTES TO FINANCIAL STATEMENTS

9.  REINSURANCE (CONTINUED)


Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.



10.  DIVIDEND RESTRICTIONS


Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company will have $42,895 free from such restrictions during 2001. Distributions in excess of this amount would require regulatory approval. In 2000, the Company declared dividends of $149,286, of which $100,000 was extraordinary. Approval was sought and received from the Minnesota Department of Commerce for the distribution of the extraordinary dividend. The Company paid $74,286 during 2000; $75,000 will be paid in 2001 and is included in other liabilities.



11.  REGULATORY ACCOUNTING REQUIREMENTS


Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not employ any significant permitted practices.



In 1998, the NAIC adopted codified statutory accounting practices (Codification) effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001.



The cumulative effect of all changes resulting form the Codification guidance will be recorded as a direct adjustment to statutory surplus on January 1, 2001. The effect of the adoption is expected to increase statutory surplus by a material amount.



Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital (RBC) requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

NOTES TO FINANCIAL STATEMENTS

11.REGULATORY ACCOUNTING REQUIREMENTS (CONTINUED)


Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:



                                                      NET INCOME                    SHAREHOLDER'S EQUITY
                                                 --------------------               ---------------------
                                                   2000        1999       1998        2000         1999
                                                 --------    --------    -------    ---------    --------
Based on statutory accounting practices......    $ 88,911    $  9,387    $14,841    $ 433,955    $497,858
Deferred policy acquisition costs............      66,712      54,049     39,782      473,761     430,192
Investment valuation differences.............         368         953        745      (19,310)   (103,361)
Deferred and uncollected premiums............        (732)     (4,637)       511      (14,399)    (13,188)
Policy reserves..............................     (12,092)    (20,070)    (7,041)    (150,668)   (127,766)
Commissions..................................     (45,485)     79,067         --           --          --
Current income taxes payable.................          22      (8,882)       925       (8,977)     (9,000)
Deferred income taxes........................       4,151     (18,650)      (417)      33,825      52,467
Realized gains on investments................         439           9        356           --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax........................................     (17,873)     (6,163)    22,748           --          --
Amortization of IMR, net of tax..............      (5,396)     (8,565)    (7,128)          --          --
Write-off of investment......................      (3,129)         --         --           --          --
Pension expense..............................      (2,145)     (1,475)        81       (9,985)     (8,235)
Property and equipment.......................          --          --         --        3,261         591
Interest maintenance reserve.................          --          --         --       31,482      55,117
Asset valuation reserve......................          --          --         --       70,955      72,940
Other, net...................................      14,368       8,183     (3,521)     (13,176)      1,937
                                                 --------    --------    -------    ---------    --------
Based on generally accepted accounting
  principles.................................    $ 88,119    $ 83,206    $61,882    $ 830,724    $849,552
                                                 ========    ========    =======    =========    ========



12.TRANSACTIONS WITH AFFILIATED COMPANIES


The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 2000, 1999 and 1998, were $10,094, $11,661 and $13,077, respectively. During 1997,
Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $47,123, $59,390 and $55,910 for years ended December 31, 2000, 1999 and 1998, respectively.



In conjunction with the marketing of its fixed and variable annuity and variable life products, the Company paid $93,107, $79,413 and $72,638 in commissions to its affiliate, Fortis Investors, Inc., for the years ended December 31, 2000, 1999 and 1998, respectively.



Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.



13.FAIR VALUE DISCLOSURES


VALUATION METHODS AND ASSUMPTIONS


The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.



Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for

NOTES TO FINANCIAL STATEMENTS

13.FAIR VALUE DISCLOSURES (CONTINUED)


similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.



The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.



                                                       DECEMBER 31, 2000           DECEMBER 31, 1999
                                                    ------------------------    ------------------------
                                                     CARRYING        FAIR        CARRYING        FAIR
                                                      AMOUNT        VALUE         AMOUNT        VALUE
                                                    ----------    ----------    ----------    ----------
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities.........................    $2,530,480    $2,530,480    $2,706,372    $2,706,372
       Equity securities........................        87,912        87,912        85,021        85,021
  Mortgage loans on real estate.................       810,616       844,319       754,514       741,397
  Policy loans..................................       102,308       102,308        83,439        83,439
  Short -- term investments.....................       152,736       152,736       115,527       115,527
  Assets held in separate accounts..............     5,184,083     5,184,083     5,120,152     5,120,152
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal)..................       585,905       571,834       789,002       763,861
  Liabilities related to separate accounts......     5,159,275     5,159,275     5,082,341     5,082,341



14.COMMITMENTS AND CONTINGENCIES


The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.



15. RETIREMENT AND OTHER EMPLOYEE BENEFITS


The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,097, $2,225 and $1,627 for 2000, 1999 and 1998, respectively.



The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $4,573, $3,711 and $3,610 for 2000, 1999 and 1998, respectively.



In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans (postretirement benefits) for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies

NOTES TO FINANCIAL STATEMENTS

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS (CONTINUED)


for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.



There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 2000, 1999 and 1998. The Company made contributions to the postretirement benefit plans of approximately $0, $19 and $(5) in 2000, 1999 and 1998, respectively, as claims were incurred.



16. EVENTS SUBSEQUENT


On January 25, 2001, Fortis agreed to sell (the "Sale") its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies and annuity contracts (collectively, the "Insurance Contracts") written by the Company. Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").



To effect the Sale as it relates to the Company, Hartford Life and Annuity Insurance Company, an indirect wholly owned subsidiary of The Hartford, will reinsure the Insurance Contracts on a 100% coinsurance basis and perform administration of such Insurance Contracts. In addition, Hartford Life and Accident Insurance Company, another indirect wholly owned subsidiary of The Hartford, will purchase all of the outstanding stock of Fortis Advisers, Inc., which is the investment adviser for the Fund. Thus, upon completion of the Sale, Hartford Life and Accident Insurance Company will own and control Fortis Advisers, Inc. and its subsidiaries, including Fortis Investors, Inc., which is the principal distributor of the Fund.



Closing of the Sale is subject to various regulatory and other approvals. Following the Sale, the Fund expects to enter into new investment advisory, subadvisory and distribution agreements with affiliates of The Hartford. Such new agreements will require approvals subsequent to the closing of the Sale by the Fund's board of directors and shareholders and by Insurance Contract holders to the extent required by law.

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA FINANCIAL INFORMATION



The following unaudited pro forma financial information of Fortis Benefits Insurance Company is being presented in connection with the Company's Sale of its Fortis Financial Group Division (FFG) to The Hartford on April 1, 2001.



The accompanying unaudited pro forma financial statements of the Company for the period ended December 31, 2000 present the financial position and results for the Company as if the Sale and certain transactions and adjustments related to the Sale had occurred as of January 1, 2000. The unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations actually would have been had the Sale in fact occurred as of the date indicated, or to project the Company's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that the Company currently believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2000.



The unaudited pro forma financial information is provided for informational purposes only. The Company's financial statements will reflect the actual effects of the Sale in the 10-Q filing for the period ending June 30, 2001. Although the actual Sale results will differ, the unaudited pro forma financial information reflects management's best estimate based on currently available information.

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA BALANCE SHEET


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                           DEC. 31, 2000
                                                           ANNUAL REPORT       FFG        PRO FORMA
                                                           -------------    ---------    -----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     2000 -- $2,543,040; 1999 -- $2,802,697)...........     $2,530,480      $(158,752)   $ 2,371,728
  Equity securities, at fair value (cost
     2000 -- $91,164; -- 1999 -- $81,554)..............         87,912             --         87,912
  Mortgage loans on real estate, less allowance for
     possible losses (2000 and 1999 -- $11,085)........        810,616        (93,115)       717,501
  Policy loans.........................................        102,308       (102,192)           116
  Short-term investments...............................        152,736             --        152,736
  Real estate and other investments....................         41,712             --         41,712
                                                            ----------      ---------    -----------
                                                             3,725,764       (354,059)     3,371,705
Cash and cash equivalents..............................         13,209         19,299         32,508
                                                                                                  --
                                                                                                  --
Receivables:
  Uncollected premiums.................................         66,505           (260)        66,245
  Reinsurance recoverable on unpaid and paid losses....         64,182      1,077,253      1,141,435
  Other................................................         48,083         (5,934)        42,149
                                                            ----------      ---------    -----------
                                                               178,770      1,071,059      1,249,829
Accrued investment income..............................         52,556         (4,839)        47,717
Deferred policy acquisition costs......................        473,761       (433,192)        40,569
Property and equipment at cost, less accumulated
  depreciation.........................................         20,891        (18,138)         2,753
Federal income tax recoverable.........................          7,248           (528)         6,720
Deferred federal income taxes..........................         33,825        154,050        187,875
Other assets...........................................          1,677             --          1,677
Assets held in separate accounts.......................      5,184,083             --      5,184,083
                                                            ----------      ---------    -----------
     Total assets......................................     $9,691,784      $ 433,652    $10,125,436
                                                            ==========      =========    ===========

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA BALANCE SHEET


(IN THOUSANDS, EXCEPT SHARE DATA)



                                                            DEC. 31, 2000
                                                            ANNUAL REPORT      FFG        PRO FORMA
                                                            -------------    --------    -----------
POLICY RESERVES AND LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance............     $1,170,612      $     --    $ 1,170,612
     Interest sensitive and investment products.........        970,591            --        970,591
     Accident and health................................      1,007,328            --      1,007,328
                                                             ----------      --------    -----------
                                                              3,148,531            --      3,148,531
  Unearned revenues.....................................         33,614          (243)        33,371
  Other policy claims and benefits payable..............        240,677        (7,941)       232,736
  Policyholder dividends payable........................          7,438        (7,438)            --
                                                             ----------      --------    -----------
                                                              3,430,260       (15,622)     3,414,638
  Accrued expenses......................................         69,476        (1,061)        68,415
  Current income taxes payable..........................             --       161,290        161,290
  Other liabilities.....................................        181,633          (787)       180,846
  Due to affiliates.....................................          4,497            --          4,497
  Deferred gain on LTC & FFG sale.......................         15,919       256,308        272,227
  Liabilities related to separate accounts..............      5,159,275        24,808      5,184,083
                                                             ----------      --------    -----------
     Total policy reserves and liabilities..............      8,861,060       424,936      9,285,996
                                                             ----------      --------    -----------
Shareholder's equity:
  Common stock, $5 par value: authorized, issued and
     outstanding shares -- 1,000,000....................          5,000            --          5,000
  Additional paid-in capital............................        468,000            --        468,000
  Retained earnings.....................................        366,644         8,716        375,360
  Accumulated other comprehensive loss..................         (8,920)           --         (8,920)
                                                             ----------      --------    -----------
     Total shareholder's equity.........................        830,724         8,716        839,440
                                                             ----------      --------    -----------
     Total policy reserves and liabilities and
       shareholder's equity.............................     $9,691,784      $433,652    $10,125,436
                                                             ==========      ========    ===========

FORTIS BENEFITS INSURANCE COMPANY


UNAUDITED PRO FORMA STATEMENT OF INCOME


(IN THOUSANDS)



                                                            DEC. 31, 2000
                                                            ANNUAL REPORT       FFG       PRO FORMA
                                                            -------------    ---------    ----------
Insurance operations:
Traditional life insurance premiums.....................     $  428,641        (10,267)   $  418,374
Interest sensitive and investment product policy
  charges...............................................        159,728       (157,408)        2,320
Accident and health insurance premiums..................        952,015             --       952,015
                                                             ----------      ---------    ----------
                                                              1,540,384       (167,675)    1,372,709
Net investment income...................................        279,572        (54,622)      224,950
Net realized (losses) gains on investments..............        (17,039)         3,662       (13,377)
Other income............................................         12,687         17,733        30,420
                                                             ----------      ---------    ----------
  Total revenues........................................      1,815,604       (200,902)    1,614,702
Benefits to policy holders:
  Traditional life insurance............................        335,022        (10,621)      324,401
  Interest sensitive investment products................         89,062        (83,105)        5,957
  Accident and health claims............................        749,945              0       749,945
                                                             ----------      ---------    ----------
                                                              1,174,029        (93,726)    1,080,303
Policy holder dividends.................................          2,685         (2,685)            0
Amortization of deferred policy acquisition costs.......         47,215        (36,055)       11,160
Insurance commissions...................................        128,267         (6,566)      121,701
General and administrative expenses.....................        333,734        (68,697)      265,037
                                                             ----------      ---------    ----------
  Total benefits and expenses...........................      1,685,930       (207,729)    1,478,201
                                                             ----------      ---------    ----------
Income before federal income taxes......................        129,674          6,827       136,501
Federal income taxes....................................         41,555         (1,889)       39,666
                                                             ----------      ---------    ----------
Net income..............................................     $   88,119      $   8,716    $   96,835
                                                             ==========      =========    ==========

FORTIS BENEFITS INSURANCE COMPANY


NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(IN THOUSANDS)



Adjustments to the balance sheet, including invested assets, receivables, accrued investment income, deferred acquisition costs, reserves, unearned revenues, policy claims and dividends payable and accrued expenses, along with adjustments to the income statement, are related to the Division sold to The Hartford.



Adjustments to cash and cash equivalents and property and equipment represent the sale of certain personal and real property to The Hartford.



Adjustments to deferred federal income taxes and current income taxes payable represent the accrual of federal income tax associated with the Sale.



Deferred gain on the Sale will be amortized to income as the business runs off. For 2000, the pro forma income statement includes pre-tax amortization of $18,000. An effective tax rate of 35% has been applied and is reflected in the provision for federal income tax.



Pro forma investment income includes estimated earnings from approximately $500 million of cash proceeds from the Sale (after applicable tax payment).



Separate accounts business is reinsured under a modified coinsurance agreement with The Hartford.

REPORT OF INDEPENDENT ACCOUNTANTS



To Fortis Benefits Insurance Company and Policyowners


of Fortis Benefits Insurance Company Variable Account C:



In our opinion, the accompanying statement of net assets and the related combined and separate statements of operations and changes in net assets present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company Variable Account C, comprised of the Fortis Series Fund, Inc. Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, International Stock II (formerly Global Asset Allocation), Multisector Bond (formerly Global Bond), International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth, Small Cap Value, American Leaders, Blue Chip II, Capital Opportunities, Global Equity, and Investors Growth Subaccounts thereof at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Fortis Benefits Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements of the Fortis Benefits Insurance Company Variable Account C as of December 31, 1999, and for the year then ended were audited by other independent accountants whose report dated March 29, 2000, expressed an unqualified opinion on those statements.


                                          /s/ PRICEWATERHOUSECOOPERS LLP


April 6, 2001

REPORT OF INDEPENDENT AUDITORS



Board of Directors


Fortis Benefits Insurance Company



We have audited the accompanying individual and combined statements of operations and changes in net assets of the segregated subaccounts of Fortis Benefits Insurance Company Variable Account C (comprised of, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts) for the period ended December 31, 1999. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of each individual and combined portfolio of subaccounts of Fortis Benefits Insurance Company Variable Account C for the period described above, in conformity with accounting principles generally accepted in the United States.


                                          /s/ ERNST & YOUNG


March 29, 2000


Minneapolis, Minnesota

STATEMENT OF NET ASSETS


FORTIS BENEFITS INSURANCE COMPANY


VARIABLE ACCOUNT C



                                                                      DECEMBER 31, 2000
                            -----------------------------------------------------------------------------------------------------
                                                                           ATTRIBUTABLE TO      ATTRIBUTABLE TO      ACCUMULATION
                                                         NET ASSETS AT     FORTIS BENEFITS       VARIABLE LIFE          UNITS
                             SHARES          COST        MARKET VALUE     INSURANCE COMPANY    INSURANCE POLICIES    OUTSTANDING
                            ---------    ------------    -------------    -----------------    ------------------    ------------
Investments in Fortis
  Series Fund, Inc.:
  Growth Stock............  8,291,046    $262,889,587    $337,130,510        $       --           $337,130,510         7,855,433
  U.S. Government
     Securities...........    971,538      10,694,306      10,285,479                --             10,285,479           584,542
  Money Market............  1,118,835      12,681,749      12,664,321                --             12,664,321           917,761
  Asset Allocation........  3,703,422      66,094,639      71,529,371                --             71,529,371         2,683,448
  Diversified Income......    770,475       8,972,914       8,316,278                --              8,316,278           469,048
  Global Growth...........  4,559,361      89,980,583     115,834,676                --            115,834,676         4,537,538
  Aggressive Growth.......  4,651,946     100,466,045     110,382,307                --            110,382,307         4,307,970
  Growth & Income.........  2,377,244      42,726,250      47,123,631                --             47,123,631         2,040,111
  High Yield..............    734,719       7,176,931       5,588,050                --              5,588,050           483,595
  International Stock
     II...................    720,036       9,346,409       8,026,747                --              8,026,747           580,701
  Multisector Bond........    245,362       2,681,420       2,575,487                --              2,575,487           211,289
  International Stock.....  2,399,547      34,788,302      36,217,569                --             36,217,569         2,211,660
  Value...................  1,204,563      17,645,961      20,935,177                --             20,935,177         1,178,428
  S & P 500...............  3,731,773      68,293,347      75,192,988                --             75,192,988         4,298,241
  Blue Chip Stock.........  2,783,102      49,563,040      54,631,761                --             54,631,761         2,948,870
  Mid Cap Stock...........    572,583       5,965,781       5,903,441                --              5,903,441           506,655
  Large Cap Growth........  1,357,576      18,508,352      16,103,300                --             16,103,300         1,463,632
  Small Cap Value.........    835,665       8,533,436       9,809,866                --              9,809,866           727,885
  American Leaders........    106,435       1,079,183       1,149,407           881,109                268,298            25,696
  Blue Chip II............    210,721       2,101,778       1,922,681           715,463              1,207,218           137,450
  Capital Opportunities...    251,463       2,551,819       2,355,729         1,110,859              1,244,870           141,408
  Global Equity...........    175,971       1,756,465       1,685,519         1,143,030                542,489            59,322
  Investors Growth........    277,762       2,822,919       2,597,687         1,111,220              1,486,467           165,994
                                         ------------    ------------        ----------           ------------        ----------
Net assets................               $827,321,216    $957,961,982        $4,961,681           $953,000,301        38,536,677
                                         ============    ============        ==========           ============        ==========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


FORTIS BENEFITS INSURANCE COMPANY


VARIABLE ACCOUNT C



                                                        FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
                              ---------------------------------------------------------------------------------------------------
                                 FORTIS      FORTIS U.S.      FORTIS        FORTIS        FORTIS         FORTIS         FORTIS
                                 GROWTH      GOVERNMENT       MONEY          ASSET      DIVERSIFIED      GLOBAL       AGGRESSIVE
                                 STOCK       SECURITIES       MARKET      ALLOCATION      INCOME         GROWTH         GROWTH
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
Dividend income.............  $ 53,397,997   $  605,777    $    663,333   $11,152,674   $   634,686   $ 15,162,323   $ 26,008,616
Mortality and expense and
  policy advance charges....    (4,055,617)    (102,828)       (134,274)     (762,785)      (88,674)    (1,513,665)    (1,451,730)
Net realized gain (loss) on
  investments...............     7,716,832      (26,661)        190,899       825,871      (101,747)     1,573,353      4,069,894
Net unrealized appreciation
  (depreciation) of
  investments...............   (47,558,565)     480,078         (41,907)  (11,856,587)       37,987    (41,673,916)   (52,230,944)
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets resulting
  from operations...........  $  9,500,647   $  956,366    $    678,051   $  (640,827)  $   482,252   $(26,451,905)  $(23,604,164)
                              ============   ===========   ============   ===========   ===========   ============   ============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in
     net assets resulting
     from operations........  $  9,500,647   $  956,366    $    678,051   $  (640,827)  $   482,252   $(26,451,905)  $(23,604,164)
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Capital transactions:
  Purchase of variable
     account units..........    15,782,842    2,350,118      19,673,405     5,980,274     1,744,642     12,484,032     31,803,120
  Redemption of variable
     account units..........   (19,302,208)  (2,828,961)    (22,840,559)   (3,408,030)   (1,979,320)    (3,586,220)    (9,373,806)
  Redemptions for mortality
     and expense charges....     4,055,617      102,828         134,274       762,785        88,674      1,513,665      1,451,730
  Funding of subaccount by
     Fortis Benefits
     Insurance Company......            --           --       5,208,256            --            --             --             --
  Redemption of Fortis
     Benefits Insurance
     Company investment in
     subaccount.............            --           --      (5,237,243)           --            --             --             --
  Dividend income
     distribution to Fortis
     Benefits Insurance
     Company................            --           --              --            --            --             --             --
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
     Increase (decrease)
       from capital
       transactions.........       536,251     (376,015)     (3,061,867)    3,335,029      (146,004)    10,411,477     23,881,044
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets................    10,036,898      580,351      (2,383,816)    2,694,202       336,248    (16,040,428)       276,880
Net assets at beginning of
  year......................   327,093,612    9,705,128      15,048,137    68,835,169     7,980,030    131,875,104    110,105,427
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net assets at end of year...  $337,130,510   $10,285,479   $ 12,664,321   $71,529,371   $ 8,316,278   $115,834,676   $110,382,307
                              ============   ===========   ============   ===========   ===========   ============   ============



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                            FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
                                      -------------------------------------------------------------------------------------------
                                                                       FORTIS            FORTIS
                                                                    INTERNATIONAL     MULTISECTOR
                                        FORTIS                        STOCK II            BOND          FORTIS
                                       GROWTH &       FORTIS      (FORMERLY GLOBAL     (FORMERLY     INTERNATIONAL      FORTIS
                                        INCOME      HIGH YIELD    ASSET ALLOCATION)   GLOBAL BOND)       STOCK          VALUE
                                      -----------   -----------   -----------------   ------------   -------------   ------------
OPERATIONS
Dividend income....................   $ 6,681,663   $   636,120      $   661,214       $   44,789     $ 2,476,747    $ 1,172,511
Mortality and expense and policy
  advance charges..................      (516,338)      (65,432)         (92,689)         (26,482)       (378,601)      (196,314)
Net realized gain (loss) on
  investments......................       929,258      (164,971)         (22,830)         (37,043)        225,743        447,945
Net unrealized appreciation
  (depreciation) of investments....    (5,286,004)     (857,444)      (1,351,337)          89,365      (6,139,337)     1,339,185
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net increase (decrease) in net
  assets resulting
  from operations..................   $ 1,808,579   $  (451,727)     $  (805,642)      $   70,629     $(3,815,448)   $ 2,763,327
                                      ===========   ===========      ===========       ==========     ===========    ===========
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net
     assets resulting
     from operations...............   $ 1,808,579   $  (451,727)     $  (805,642)      $   70,629     $(3,815,448)   $ 2,763,327
                                      -----------   -----------      -----------       ----------     -----------    -----------
Capital transactions:
  Purchase of variable account
     units.........................     4,347,088     1,022,485        1,234,649          605,539       8,085,702      5,802,474
  Redemption of variable account
     units.........................    (5,230,164)   (1,336,318)      (1,352,540)        (483,435)     (1,788,018)    (4,195,151)
  Redemptions for mortality and
     expense charges...............       516,338        65,432           92,689           26,482         378,601        196,314
  Funding of subaccount by Fortis
     Benefits
     Insurance Company.............            --            --               --               --              --             --
  Redemption of Fortis Benefits
     Insurance Company investment
     in subaccount.................            --            --               --               --              --             --
  Dividend income distribution to
     Fortis Benefits Insurance
     Company.......................            --            --               --               --              --             --
                                      -----------   -----------      -----------       ----------     -----------    -----------
     Increase (decrease) from
       capital transactions........      (366,738)     (248,401)         (25,202)         148,586       6,676,285      1,803,637
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net increase (decrease) in net
  assets...........................     1,441,841      (700,128)        (830,844)         219,215       2,860,837      4,566,964
Net assets at beginning of year....    45,681,790     6,288,178        8,857,591        2,356,272      33,356,732     16,368,213
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net assets at end of year..........   $47,123,631   $ 5,588,050      $ 8,026,747       $2,575,487     $36,217,569    $20,935,177
                                      ===========   ===========      ===========       ==========     ===========    ===========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                               FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
                                            -------------------------------------------------------------------------------------
                                                              FORTIS         FORTIS        FORTIS         FORTIS         FORTIS
                                               FORTIS        BLUE CHIP      MID CAP       LARGE CAP      SMALL CAP      AMERICAN
                                             S & P 500         STOCK         STOCK         GROWTH          VALUE        LEADERS*
                                            ------------    -----------    ----------    -----------    -----------    ----------
OPERATIONS
Dividend income.........................    $  1,407,923    $ 4,750,908    $  769,257    $   701,466    $  855,775     $    6,425
Mortality and expense and policy advance
  charges...............................        (811,497)      (571,238)      (37,741)      (134,557)      (62,569)          (468)
Net realized gain (loss) on
  investments...........................       1,512,995      2,287,146        43,161        460,819        82,377         11,174
Net unrealized appreciation
  (depreciation) of investments.........     (10,777,686)    (8,804,298)     (474,898)    (4,592,951)      930,028         70,224
                                            ------------    -----------    ----------    -----------    ----------     ----------
Net increase (decrease) in net assets
  resulting from operations.............    $ (8,668,265)   $(2,337,482)   $  299,779    $(3,565,223)   $1,805,611     $   87,355
                                            ============    ===========    ==========    ===========    ==========     ==========
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
     resulting from operations..........    $ (8,668,265)   $(2,337,482)   $  299,779    $(3,565,223)   $1,805,611     $   87,355
                                            ------------    -----------    ----------    -----------    ----------     ----------
Capital transactions:
  Purchase of variable account units....      13,217,414      9,899,827     3,281,357      8,550,214     3,477,267        263,075
  Redemption of variable account
     units..............................      (8,245,011)    (3,466,116)     (438,300)      (998,437)     (906,879)        (1,491)
  Redemptions for mortality and expense
     charges............................         811,497        571,238        37,741        134,557        62,569            468
  Funding of subaccount by Fortis
     Benefits Insurance Company.........              --             --            --             --            --      1,000,000
  Redemption of Fortis Benefits
     Insurance Company
     investment in subaccount...........              --     (2,892,627)     (962,997)    (1,224,146)     (860,939)      (200,000)
  Dividend income distribution to Fortis
     Benefits
     Insurance Company..................              --             --            --             --            --             --
                                            ------------    -----------    ----------    -----------    ----------     ----------
     Increase (decrease) from capital
       transactions.....................       5,783,900      4,112,322     1,917,801      6,462,188     1,772,018      1,062,052
                                            ------------    -----------    ----------    -----------    ----------     ----------
Net increase (decrease) in net assets...      (2,884,365)     1,774,840     2,217,580      2,896,965     3,577,629      1,149,407
Net assets at beginning of year.........      78,077,353     52,856,921     3,685,861     13,206,335     6,232,237             --
                                            ------------    -----------    ----------    -----------    ----------     ----------
Net assets at end of year...............    $ 75,192,988    $54,631,761    $5,903,441    $16,103,300    $9,809,866     $1,149,407
                                            ============    ===========    ==========    ===========    ==========     ==========


*For the period from May 1, 2000 to December 31, 2000.


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
VARIABLE ACCOUNT C

                                                                    FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2000
                                                     ----------------------------------------------------------------------------
                                                                          FORTIS          FORTIS        FORTIS        COMBINED
                                                        FORTIS           CAPITAL          GLOBAL      INVESTORS       VARIABLE
                                                     BLUE CHIP II*    OPPORTUNITIES*     EQUITY*       GROWTH*         ACCOUNT
                                                     -------------    --------------    ----------    ----------    -------------
OPERATIONS
Dividend income..................................     $       --        $       --      $    5,369    $    1,595    $ 127,797,168
Mortality and expense and policy advance
  charges........................................         (2,077)           (2,370)           (979)       (2,609)     (11,011,534)
Net realized gain (loss) on investments..........        (15,459)          (13,784)        (10,565)      (11,930)      19,972,477
Net unrealized appreciation (depreciation) of
  investments....................................       (179,097)         (196,090)        (70,945)     (225,232)    (189,370,371)
                                                      ----------        ----------      ----------    ----------    -------------
Net increase (decrease) in net assets resulting
  from operations................................     $ (196,633)       $ (212,244)     $  (77,120)   $ (238,176)   $ (52,612,260)
                                                      ==========        ==========      ==========    ==========    =============
CHANGES IN NET ASSETS
Operations:
  Net unrealized appreciation (depreciation) of
     investments.................................     $ (196,633)       $ (212,244)     $  (77,120)   $ (238,176)   $ (52,612,260)
                                                      ----------        ----------      ----------    ----------    -------------
Capital transactions:
  Purchase of variable account units.............      1,341,593         1,399,055         574,363     1,677,514      154,598,049
  Redemption of variable account units...........        (24,356)          (33,452)        (12,703)      (44,260)     (91,875,735)
  Redemptions for mortality and expense
     charges.....................................          2,077             2,370             979         2,609       11,011,534
  Funding of subaccount by Fortis Benefits
     Insurance Company...........................      1,000,000         1,400,000       1,400,000     1,400,000       11,408,256
  Redemption of Fortis Benefits Insurance Company
     investment in subaccount....................       (200,000)         (200,000)       (200,000)     (200,000)     (12,177,952)
  Dividend income distribution to Fortis Benefits
     Insurance Company...........................             --                --              --            --               --
                                                      ----------        ----------      ----------    ----------    -------------
     Increase (decrease) from capital
       transactions..............................      2,119,314         2,567,973       1,762,639     2,835,863       72,964,152
                                                      ----------        ----------      ----------    ----------    -------------
Net increase (decrease) in net assets............      1,922,681         2,355,729       1,685,519     2,597,687       20,351,892
Net assets at beginning of year..................             --                --              --            --      937,610,090
                                                      ----------        ----------      ----------    ----------    -------------
Net assets at end of year........................     $1,922,681        $2,355,729      $1,685,519    $2,597,687    $ 957,961,982
                                                      ==========        ==========      ==========    ==========    =============

* For the period from May 1, 2000 to December 31, 2000.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                             FOR THE YEAR ENDED DECEMBER 31, 1999
                              ---------------------------------------------------------------------------------------------------
                                 FORTIS      FORTIS U.S.      FORTIS        FORTIS        FORTIS         FORTIS         FORTIS
                                 GROWTH      GOVERNMENT       MONEY          ASSET      DIVERSIFIED      GLOBAL       AGGRESSIVE
                                 STOCK       SECURITIES       MARKET      ALLOCATION      INCOME         GROWTH         GROWTH
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
Dividend income.............  $ 68,600,729   $  545,626    $    455,198   $ 5,702,124   $   537,176   $  2,343,557   $  2,188,207
Mortality and expense and
  policy advance charges....    (2,617,454)    (114,406)       (135,023)     (661,177)      (94,686)    (1,101,815)      (721,499)
Net realized gain (loss) on
  investments...............     6,854,503       32,363          52,720       884,820         3,490      3,569,955      2,263,220
Net unrealized appreciation
  (depreciation) of
  investments...............    41,309,025     (778,023)         67,654     4,467,472      (678,120)    42,471,612     51,764,386
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets resulting from
  operations................  $114,146,803   $ (314,440)   $    440,549   $10,393,239   $  (232,140)  $ 47,283,309   $ 55,494,314
                              ============   ===========   ============   ===========   ===========   ============   ============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in
     net assets resulting
     from operations........  $114,146,803   $ (314,440)   $    440,549   $10,393,239   $  (232,140)  $ 47,283,309   $ 55,494,314
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Capital transactions:
  Purchase of variable
     account units..........    15,064,905    1,668,767      25,347,642     7,693,019     1,720,635      6,699,253     12,534,699
  Redemption of variable
     account units..........   (20,847,428)  (2,283,527)    (20,672,836)   (3,510,989)   (2,275,162)   (10,761,442)    (6,563,882)
  Redemptions for mortality
     and expense charges....     2,617,454      114,406         135,023       661,177        94,686      1,101,815        721,499
  Redemption of Fortis
     Benefits Insurance
     Company investment in
     subaccount.............            --           --              --            --            --             --             --
  Dividend income
     distribution to Fortis
     Benefits Insurance
     Company................            --           --              --            --            --             --             --
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
     Increase (decrease)
       from capital
       transactions.........    (3,165,069)    (500,354)      4,809,829     4,843,207      (459,841)    (2,960,374)     6,692,316
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in
  net assets................   110,981,734     (814,794)      5,250,378    15,236,446      (691,981)    44,322,935     62,186,630
Net assets at beginning of
  year......................   216,111,878   10,519,922       9,797,759    53,598,723     8,672,011     87,552,169     47,918,797
                              ------------   -----------   ------------   -----------   -----------   ------------   ------------
Net assets at end of year...  $327,093,612   $9,705,128    $ 15,048,137   $68,835,169   $ 7,980,030   $131,875,104   $110,105,427
                              ============   ===========   ============   ===========   ===========   ============   ============



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                                 FOR THE YEAR ENDED DECEMBER 31, 1999
                                      -------------------------------------------------------------------------------------------
                                                                       FORTIS            FORTIS
                                                                    INTERNATIONAL     MULTISECTOR
                                        FORTIS                        STOCK II            BOND          FORTIS
                                       GROWTH &       FORTIS      (FORMERLY GLOBAL     (FORMERLY     INTERNATIONAL      FORTIS
                                        INCOME      HIGH YIELD    ASSET ALLOCATION)   GLOBAL BOND)       STOCK          VALUE
                                      -----------   -----------   -----------------   ------------   -------------   ------------
OPERATIONS
Dividend income....................   $ 2,745,445   $   549,436      $   633,679       $   91,276     $    36,464    $    10,774
Mortality and expense and policy
  advance charges..................      (487,348)      (68,287)         (99,596)         (26,971)       (310,866)      (167,133)
Net realized gain (loss) on
  investments......................       890,490       (37,098)          94,445          (14,256)        548,594        126,282
Net unrealized appreciation
  (depreciation) of investments....       717,105      (446,229)        (792,067)        (259,018)      5,561,066      1,094,508
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net increase (decrease) in net
  assets resulting from
  operations.......................   $ 3,865,692   $    (2,178)     $  (163,539)      $ (208,969)    $ 5,835,258    $ 1,064,431
                                      ===========   ===========      ===========       ==========     ===========    ===========
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net
     assets resulting from
     operations....................   $ 3,865,692   $    (2,178)     $  (163,539)      $ (208,969)    $ 5,835,258    $ 1,064,431
                                      -----------   -----------      -----------       ----------     -----------    -----------
Capital transactions:
  Purchase of variable account
     units.........................     5,696,466     1,711,503        2,227,173          926,447       7,847,729      3,580,517
  Redemption of variable account
     units.........................    (4,111,216)     (929,543)      (1,381,437)        (609,351)     (3,994,737)    (1,467,073)
  Redemptions for mortality and
     expense charges...............       487,348        68,287           99,596           26,971         310,866        167,133
  Redemption of Fortis Benefits
     Insurance Company investment
     in subaccount.................            --            --               --               --              --             --
  Dividend income distribution to
     Fortis Benefits Insurance
     Company.......................            --            --               --               --              --             --
                                      -----------   -----------      -----------       ----------     -----------    -----------
     Increase (decrease) from
       capital transactions........     2,072,598       850,247          945,332          344,067       4,163,858      2,280,577
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net increase (decrease) in net
  assets...........................     5,938,290       848,069          781,793          135,098       9,999,116      3,345,008
Net assets at beginning of year....    39,743,500     5,440,109        8,075,798        2,221,174      23,357,616     13,023,205
                                      -----------   -----------      -----------       ----------     -----------    -----------
Net assets at end of year..........   $45,681,790   $ 6,288,178      $ 8,857,591       $2,356,272     $33,356,732    $16,368,213
                                      ===========   ===========      ===========       ==========     ===========    ===========



    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

VARIABLE ACCOUNT C



                                                                    FOR THE YEAR ENDED DECEMBER 31, 1999
                                           --------------------------------------------------------------------------------------
                                                             FORTIS         FORTIS        FORTIS         FORTIS        COMBINED
                                              FORTIS        BLUE CHIP      MID CAP       LARGE CAP     SMALL CAP       VARIABLE
                                            S & P 500         STOCK         STOCK         GROWTH         VALUE         ACCOUNT
                                           ------------    -----------    ----------    -----------    ----------    ------------
OPERATIONS
Dividend income........................    $     10,913    $   746,163    $    3,735    $   214,165    $ 249,092     $ 85,663,759
Mortality and expense and policy
  advance charges......................        (706,715)      (449,554)      (18,162)       (74,802)     (38,640)      (7,894,134)
Net realized gain (loss) on
  investments..........................       1,981,345        264,388        17,080        110,890       21,104       17,664,335
Net unrealized appreciation
  (depreciation) of investments........       9,732,465      7,059,117       362,883      1,753,501      352,079      163,759,416
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net increase (decrease) in net assets
  resulting
  from operations......................    $ 11,018,008    $ 7,620,114    $  365,536    $ 2,003,754    $ 583,635     $259,193,376
                                           ============    ===========    ==========    ===========    ==========    ============
CHANGES IN NET ASSETS
Operations:
  Net increase (decrease) in net assets
     resulting
     from operations...................    $ 11,018,008    $ 7,620,114    $  365,536    $ 2,003,754    $ 583,635     $259,193,376
                                           ------------    -----------    ----------    -----------    ----------    ------------
Capital transactions:
  Purchase of variable account units...      32,401,571     14,660,904     1,936,256      8,885,494    3,769,879      154,372,859
  Redemption of variable account
     units.............................     (10,760,728)    (1,256,278)     (192,002)      (876,762)    (370,648)     (92,865,041)
  Redemptions for mortality and expense
     charges...........................         706,715        449,554        18,162         74,802       38,640        7,894,134
  Redemption of Fortis Benefits
     Insurance Company
     investment in subaccount..........              --             --            --             --           --               --
  Dividend income distribution to
     Fortis Benefits
     Insurance Company.................              --        (44,596)         (952)       (21,701)     (28,521)         (95,770)
                                           ------------    -----------    ----------    -----------    ----------    ------------
     Increase (decrease) from capital
       transactions....................      22,347,558     13,809,584     1,761,464      8,061,833    3,409,350       69,306,182
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net increase (decrease) in net
  assets...............................      33,365,566     21,429,698     2,127,000     10,065,587    3,992,985      328,499,558
Net assets at beginning of year........      44,711,787     31,427,223     1,558,861      3,140,748    2,239,252      609,110,532
                                           ------------    -----------    ----------    -----------    ----------    ------------
Net assets at end of year..............    $ 78,077,353    $52,856,921    $3,685,861    $13,206,335    $6,232,237    $937,610,090
                                           ============    ===========    ==========    ===========    ==========    ============



    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


FORTIS BENEFITS INSURANCE COMPANY


VARIABLE ACCOUNT C



1.   GENERAL


FORTIS BENEFITS INSURANCE COMPANY


Variable Account C (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. Fortis Benefits serves as distributor of Harmony Investment Life and Wall Street Series policies.



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The assets of the Account are segregated from Fortis Benefits' other assets. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.



INVESTMENT TRANSACTIONS


All assets of the Account are invested in shares of the corresponding portfolio of the Fortis Series Fund, Inc. The shares are valued at the Funds' offering and redemption prices per share.



Purchases and sales of shares of the Funds are recorded on the trade date. The cost of investments sold and redeemed is determined using the average cost method.



Dividend income from the Funds is recorded on the ex-dividend date. All distributions from the Funds are reinvested upon receipt.



USE OF ESTIMATES


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported results of operations and changes in net assets during the reporting period. Actual results could differ from these estimates.



3.   INVESTMENTS


There are 23 subaccounts within the Account (only 18 of which were active in 1999).



The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:



                                                          YEAR ENDED DECEMBER 31, 2000
                                            --------------------------------------------------------
                                                    SHARES
                                            -----------------------      COST OF      COST OF SALES/
                                            PURCHASED       SOLD        PURCHASES       REDEMPTION
                                            ----------    ---------    -----------    --------------
Fortis Series Fund, Inc.:
  Growth Stock..........................    1,439,227       394,625    $69,180,839     $11,585,376
  U.S. Government Securities............      287,478       274,357      2,955,895       2,855,622
  Money Market..........................    2,713,523     2,477,981     25,573,981      27,886,903
  Asset Allocation......................      835,516       153,659     17,132,948       2,582,159
  Diversified Income....................      220,768       181,889      2,379,328       2,081,066
  Global Growth.........................      871,713       110,390     27,646,355       2,012,867
  Aggressive Growth.....................    1,674,493       281,087     57,811,736       5,303,912
  Growth & Income.......................      540,268       245,129     11,028,751       4,300,906
  High Yield............................      195,969       152,775      1,658,605       1,501,289
  International Stock II................      116,071       105,255      1,895,863       1,375,370
  Multisector Bond......................       63,799        48,022        650,328         520,478
  International Stock...................      686,025       109,667     10,562,449       1,562,275
  Value.................................      424,502       265,738      6,974,985       3,747,206

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



3.  INVESTMENTS (CONTINUED)



                                                          YEAR ENDED DECEMBER 31, 2000
                                            --------------------------------------------------------
                                                    SHARES
                                            -----------------------      COST OF      COST OF SALES/
                                            PURCHASED       SOLD        PURCHASES       REDEMPTION
                                            ----------    ---------    -----------    --------------
  S & P 500.............................      664,963       378,640    $14,625,337     $ 6,732,016
  Blue Chip Stock.......................      669,235       156,132     14,650,735       1,178,970
  Mid Cap Stock.........................      352,043        39,538      4,050,614         395,139
  Large Cap Growth......................      633,986        68,653      9,251,680         537,618
  Small Cap Value.......................      395,680        85,687      4,333,042         824,502
  American Leaders......................      124,983           138        269,500          (9,683)
  Blue Chip II..........................      234,652         2,344      1,341,593          39,815
  Capital Opportunities.................      275,991         3,107      1,399,055          47,236
  Global Equity.........................      197,923         1,286        579,732          23,268
  Investors Growth......................      303,246         4,302      1,679,109          56,190



                                                          YEAR ENDED DECEMBER 31, 1999
                                            --------------------------------------------------------
                                                    SHARES
                                            -----------------------      COST OF      COST OF SALES/
                                            PURCHASED       SOLD        PURCHASES       REDEMPTION
                                            ----------    ---------    -----------    --------------
Fortis Series Fund, Inc.:
  Growth Stock..........................    2,512,076       525,378    $83,665,633     $13,992,925
  U.S. Government Securities............      211,520       215,751      2,214,393       2,251,164
  Money Market..........................    2,302,851     1,845,033     25,802,840      20,620,116
  Asset Allocation......................      646,220       165,710     13,395,143       2,626,169
  Diversified Income....................      199,861       196,143      2,257,811       2,271,672
  Global Growth.........................      361,442       442,904      9,042,810       7,191,487
  Aggressive Growth.....................      704,802       315,547     14,722,906       4,300,662
  Growth & Income.......................      401,616       191,812      8,441,911       3,220,726
  High Yield............................      238,168        95,826      2,260,939         966,641
  International Stock II................      207,822        99,180      2,549,922       1,286,992
  Multisector Bond......................       94,115        56,663        792,845         623,607
  International Stock...................      503,248       256,163      7,884,193       3,446,143
  Value.................................      238,790        98,941      3,591,291       1,340,791
  S & P 500.............................    1,590,474       518,948     32,412,484       8,779,383
  Blue Chip Stock.......................      783,478        65,509     15,541,663       1,036,486
  Mid Cap Stock.........................      202,776        19,461      1,940,943         175,874
  Large Cap Growth......................      680,882        64,360      9,121,360         787,573
  Small Cap Value.......................      409,800        40,373      4,047,492         378,065

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



3.  INVESTMENTS (CONTINUED)


Fortis Benefits' investment in the subaccounts represents the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 2000:



                                                                 NUMBER       COST OF
                                                                OF SHARES      SHARES
                                                                ---------    ----------
Fortis Series Fund, Inc.:
  American Leaders..........................................      81,591     $  811,137
  Blue Chip II..............................................      78,413        784,129
  Capital Opportunities.....................................     118,579      1,185,789
  Global Equity.............................................     119,334      1,189,391
  Investors Growth..........................................     118,819      1,187,432



4.   ACCOUNT CHARGES


PREMIUM EXPENSE CHARGE


For Wall Street Series VUL, VUL 220, VUL 500 and Survivor policies, there currently is no premium expense charge; however, Fortis Benefits reserves the right to impose a charge up to 2.5% of each premium payment, for the VUL, VUL 220, VUL 500 and a charge up to 3.0% of each premium payment for the Survivor, to be reimbursed for premium taxes or similar charges it expects to pay.



For Harmony Investment Life policies, a 5% sales charge and a 2.2% state premium tax are deducted from each premium payment received by Fortis Benefits. Fortis Benefits reserves the right to change this state premium tax, but it will never exceed 5%. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits general account.



MONTHLY DEDUCTIONS FROM POLICY VALUE


Monthly deductions from the net assets attributed to each policy are as follows:



-  Monthly cost of insurance.



-  Monthly cost of any optional insurance benefits added by rider.



For Wall Street Series VUL policies:



- Monthly administrative charge of $5.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $11.50 per month. Fortis Benefits also reserves the right to impose an additional monthly administrative charge of up to $.13 per thousand dollars of face amount in force.



- Asset-based charge (mortality and expense risk charge) deducted from the policy value invested in any of the investment options (other than the general account option). The charge is based on annual percentage rates as follows:



                                                                YEARS 1 - 9    YEARS 10+
                                                                -----------    ---------
Unloaned policy value:
  In variable subaccounts:
     $0 -- $25,000..........................................       1.10%        0.70%
     $25,001 -- $250,000....................................       0.70%        0.30%
     $250,001 or more.......................................       0.35%        0.10%

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



4.   ACCOUNT CHARGES (CONTINUED)


For Wall Street Series VUL 220, VUL 500 and Survivor Policies:



- For Wall Street Series VUL 220 and VUL 500, a monthly administrative charge of $4.50 per policy. For Wall Street Series Survivor, a monthly administrative charge of $6.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month for VUL 220, VUL 500 and Survivor.



- For VUL 200, VUL 500 and Survivor, a monthly sales, premium tax and policy advance charge of $4.00 per policy.



- For Survivor policies, there is a policy issuance expense charge, which assessed as a front-load charge. These charges are described in the prospectus.



For Harmony Investment Life Policies:



- Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).



- For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face amount of insurance expense charge of $0.06 per month for insureds age 29 or less and $0.20 per month for insureds age 30 and over during the first 12 policy months.



-  Policies issued prior to July 1, 1988:



     -- Monthly administrative charge of $3.00 per policy. Fortis Benefits reserves the right to change this monthly administrative charge, but it will never exceed $5.00 per policy.



     -- Monthly expense charge of $10.00 for the first policy year of first policy year following a policy face change. Fortis Benefits reserves the right to change this monthly expense charge, but it will never exceed $15.00.



     -- Monthly per-thousand-of-face insurance expense charge of $0.06 for insureds issue age of 29 or less and $0.08 for insureds issue age of 30 to 70 for the first policy year or first policy year following a policy face change. Fortis Benefits reserves the right to change this monthly insurance expense charge, but it will never exceed $0.20 and $0.25, respectively.



-  Policies issued subsequent to July 1, 1988:



     -- Monthly administrative charge of $5.00.



     -- Fortis Benefits currently does not impose a monthly expense charge, but it reserves the right to impose a $15.00 per month charge for the first policy year or first policy year following a policy face change.



     -- Fortis Benefits currently does not impose a monthly per-thousand-of-face insurance expense charge. It reserves the right to impose a monthly insurance expense charge of $0.20 for insureds issue age of 29 or less or $0.25 for insureds issue age of 30 to 70 for the first policy year or first policy year following a policy face change.



MORTALITY AND EXPENSE RISK AND POLICY ADVANCE CHARGES


Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.75% of the net assets of Harmony Investment Life policyholders, 0.90% of the net assets of Wall Street Series VUL, VUL 220 and VUL 500 policyholders, and 1.00% of the net assets of Wall Street Survivor policyholders. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of 0.27% of net assets of Wall Street Series VUL 220 and VUL 500 policyholders, and 0.35% of net assets of Wall Street Series Survivor policyholders.



5.   SURRENDER CHARGES


For policies surrendered within the first 14 years of issuance for Wall Street Series VUL, the first 11 years of issuance for the Wall Street Series VUL 220 and VUL 500, the first 10 years of issuance for the Wall Street Survivor, and the first 9 years of issuance for Harmony Life, Fortis Benefits assesses a surrender charge. Surrender charges are described in the respective prospectuses.

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



5.   SURRENDER CHARGES (CONTINUED)


Redemptions are reported prior to the deduction of surrender and premium tax charges, which are paid directly to Fortis Benefits. The surrender and premium tax charges collected by Fortis Benefits were $6,882,526 and $6,308,174 in 2000 and 1999, respectively.



6.   FEDERAL INCOME TAXES


The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.



7.   RELATED PARTY TRANSACTIONS


Fortis Advisers, Inc. (a wholly-owned subsidiary of Fortis, Inc.) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provides investment management services amounted to $28,398,906 and $21,779,394 in 2000 and 1999, respectively.



8.   EQUITY VALUES BY PRODUCT



                                                          POLICIES ISSUED AS WALL STREET VUL
                                                      ------------------------------------------
                                                         UNITS       ACCUMULATION
                                                      OUTSTANDING     UNIT VALUE       EQUITY
                                                      -----------    ------------    -----------
Fortis Growth Stock.................................     807,311        $15.94       $12,868,537
Fortis U.S. Government Securities...................      82,640         11.04           912,346
Fortis Money Market.................................     214,124         10.97         2,348,940
Fortis Asset Allocation.............................     605,313         11.35         6,870,303
Fortis Diversified Income...........................      40,365         10.55           425,851
Fortis Global Growth................................     461,744         12.47         5,757,948
Fortis Aggressive Growth............................     662,877         16.86        11,176,106
Fortis Growth & Income..............................     214,692         10.79         2,316,527
Fortis High Yield...................................      53,423          9.23           493,094
Fortis International Stock II.......................      75,150          9.13           686,120
Fortis Multisector Bond.............................      20,231         10.19           206,154
Fortis International Stock..........................     378,783         10.65         4,034,039
Fortis Value........................................     158,058         11.63         1,838,215
Fortis S & P 500....................................   1,053,333          9.87        10,396,397
Fortis Blue Chip....................................     705,190         10.86         7,658,363
Fortis Mid Cap Stock................................     187,886         12.14         2,280,936
Fortis Large Cap Growth.............................     575,034          9.47         5,445,572
Fortis Small Cap Value..............................     237,809         13.59         3,231,824
Fortis American Leaders.............................      12,153         10.49           127,485
Fortis Blue Chip II.................................      78,068          8.81           687,779
Fortis Capital Opportunities........................      81,580          8.83           720,351
Fortis Global Equity................................      34,781          9.35           325,202
Fortis Investors Growth.............................      97,241          8.99           874,197
                                                                                     -----------
  Total equity......................................                                 $81,682,286
                                                                                     ===========

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



8.   EQUITY VALUES BY PRODUCT (CONTINUED)



                                                     POLICIES ISSUED AS WALL STREET 220 AND 500 VUL
                                                     ----------------------------------------------
                                                        UNITS        ACCUMULATION
                                                     OUTSTANDING      UNIT VALUE         EQUITY
                                                     ------------    -------------    -------------
Fortis Growth Stock................................   6,535,100         $45.71        $298,719,421
Fortis U.S. Government Securities..................     432,267          18.67           8,070,425
Fortis Money Market................................     535,859          15.29           8,193,284
Fortis Asset Allocation............................   1,852,494          31.80          58,909,309
Fortis Diversified Income..........................     381,192          19.09           7,276,955
Fortis Global Growth...............................   3,898,185          27.46         107,044,160
Fortis Aggressive Growth...........................   3,402,326          27.71          94,278,453
Fortis Growth & Income.............................   1,695,375          24.96          42,316,560
Fortis High Yield..................................     394,062          11.96           4,712,982
Fortis International Stock II......................     449,882          14.79           6,653,755
Fortis Multisector Bond............................     169,098          12.57           2,125,562
Fortis International Stock.........................   1,690,793          17.77          30,045,392
Fortis Value.......................................     937,708          18.71          17,544,517
Fortis S & P 500...................................   2,981,128          19.97          59,533,126
Fortis Blue Chip...................................   2,056,751          20.95          43,088,933
Fortis Mid Cap Stock...............................     280,189          11.36           3,182,947
Fortis Large Cap Growth............................     760,135          12.00           9,121,620
Fortis Small Cap Value.............................     432,802          13.42           5,808,203
Fortis American Leaders............................       9,227          10.41              96,053
Fortis Blue Chip II................................      45,544           8.74             398,055
Fortis Capital Opportunities.......................      49,275           8.77             432,142
Fortis Global Equity...............................      15,752           9.27             146,021
Fortis Investors Growth............................      51,732           8.92             461,449
                                                                                      ------------
  Total equity.....................................                                   $808,159,324
                                                                                      ============

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



8.   EQUITY VALUES BY PRODUCT (CONTINUED)



                                                    POLICIES ISSUED AS WALL STREET SURVIVOR VUL
                                                    --------------------------------------------
                                                       UNITS        ACCUMULATION
                                                    OUTSTANDING      UNIT VALUE        EQUITY
                                                    -----------     ------------     -----------
Fortis Growth Stock...............................    218,544          $21.45        $ 4,687,769
Fortis U.S. Government Securities.................     32,452           12.91            418,955
Fortis Money Market...............................    152,310           12.00          1,827,720
Fortis Asset Allocation...........................    147,008           17.71          2,603,512
Fortis Diversified Income.........................     43,922           12.38            543,754
Fortis Global Growth..............................    154,333           15.39          2,375,185
Fortis Aggressive Growth..........................    213,770           19.09          4,080,869
Fortis Growth & Income............................    110,330           18.01          1,987,043
Fortis High Yield.................................     33,430           10.47            350,012
Fortis International Stock II.....................     52,148           12.16            634,120
Fortis Multisector Bond...........................     20,547           10.19            209,374
Fortis International Stock........................    131,788           14.92          1,966,277
Fortis Value......................................     76,934           18.67          1,436,358
Fortis S & P 500..................................    227,221           19.95          4,533,059
Fortis Blue Chip..................................    165,889           20.96          3,477,033
Fortis Mid Cap Stock..............................     38,282           11.30            432,587
Fortis Large Cap Growth...........................    122,222           11.95          1,460,553
Fortis Small Cap Value............................     55,009           13.36            734,920
Fortis American Leaders...........................      4,079           10.39             42,381
Fortis Blue Chip II...............................     13,838            8.73            120,806
Fortis Capital Opportunities......................     10,411            8.76             91,200
Fortis Global Equity..............................      8,789            9.26             81,386
Fortis Investors Growth...........................     16,778            8.91            149,492
                                                                                     -----------
  Total equity....................................                                   $34,244,365
                                                                                     ===========

NOTES TO FINANCIAL STATEMENTS

VARIABLE ACCOUNT C



8.   EQUITY VALUES BY PRODUCT (CONTINUED)



                                                       POLICIES ISSUED AS WALL STREET SURVIVOR VUL
                                                      ---------------------------------------------
                                                         UNITS        ACCUMULATION
                                                      OUTSTANDING      UNIT VALUE         EQUITY
                                                      ------------    -------------    ------------
Fortis Growth Stock.................................    294,478          $70.85        $20,863,763
Fortis U.S. Government Securities...................     37,183           23.71            881,609
Fortis Money Market.................................     15,468           19.50            301,626
Fortis Asset Allocation.............................     78,633           39.28          3,088,704
Fortis Diversified Income...........................      3,569           20.04             71,523
Fortis Global Growth................................     23,276           28.49            663,133
Fortis Aggressive Growth............................     28,997           28.50            826,415
Fortis Growth & Income..............................     19,714           25.67            506,058
Fortis High Yield...................................      2,680           12.30             32,964
Fortis International Stock II.......................      3,521           15.17             53,414
Fortis Multisector Bond.............................      1,413           12.89             18,214
Fortis International Stock..........................     10,296           18.22            187,593
Fortis Value........................................      5,728           19.09            109,348
Fortis S & P 500....................................     36,559           20.37            744,707
Fortis Blue Chip....................................     21,040           21.36            449,414
Fortis Mid Cap Stock................................        298           11.49              3,424
Fortis Large Cap Growth.............................      6,241           12.14             75,766
Fortis Small Cap Value..............................      2,265           13.58             30,759
Fortis American Leaders.............................        237           10.43              2,472
Fortis Blue Chip II.................................         --            8.76                 --
Fortis Capital Opportunities........................        142            8.79              1,248
Fortis Global Equity................................         --            9.30                 --
Fortis Investors Growth.............................        243            8.94              2,172
                                                                                       -----------
  Total equity......................................                                   $28,914,326
                                                                                       ===========



9.   SUBSEQUENT EVENT


On April 1, 2001, Fortis, Inc. completed the sale (the "Sale") of its Fortis Financial Group division (the "Division") to The Hartford Financial Services Group ("The Hartford"). The Division includes, among other blocks of business, certain individual life insurance policies (including variable universal life insurance policies) and all annuity contracts (collectively, the "Insurance Contracts") written by Fortis Benefits Insurance Company (the "Company"). Certain of the Insurance Contracts permit investment in, among other investment options, various series of the Fortis Series Fund (the "Fund").



To effect the Sale as it relates to the Company, Hartford Life and Annuity Insurance Company ("Hartford Annuity"), an indirect wholly-owned subsidiary of The Hartford, reinsured the Insurance Contracts on a 100% coinsurance basis and agreed to administer the Insurance Contracts going forward. The Sale also included Hartford Annuity's purchase of certain real and personal property owned by the Company and used in connection with the Division's business. Also as part of the Sale, Hartford Life and Accidence Insurance Company purchased 100% of the outstanding stock of Fortis Advisers, Inc. ("Fortis Advisers"), which is the investment adviser for the Fund. The Sale also included 100% of the outstanding stock of Fortis Investors, Inc., which is a wholly-owned subsidiary of Fortis Advisers and acts as principal distributor for the Fund. Fortis and the Company received in connection with the Sale aggregate cash consideration of approximately $1.15 billion from The Hartford and its affiliates.

[FORTIS Solid partners, flexible solutionsSM LOGO]
                            FORTIS WALL STREET SERIES VUL 500 PROSPECTUS

                       FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (THE
                                            "POLICIES")
                                             ISSUED BY
                            FORTIS BENEFITS INSURANCE COMPANY ("FORTIS")

                                                                   HOME OFFICE:

Mailing Address:                                 Street Address:                                     Telephone:
P.O. Box 64284                                   500 Bielenberg Drive                                (800) 800-2000
St. Paul, MN 55164                               Woodbury, MN 55125                                  Ext. 3028

The flexible premium variable life insurance policies offered by this Prospectus are issued by Fortis Benefits Insurance Company. The Policies are designed to

-  provide lifetime insurance coverage on the insureds named in the Policies

-  allow flexibility in premium payments and death benefits

-  give you several variable investment options from which to choose

     Other choices you have.  During the insured person's lifetime, you can also
(1) change the amount of insurance, (2) borrow or withdraw amounts you have in our investment options, (3) choose, within limits, when and how much you invest, and (4) choose whether the amounts you have in our investment options will, upon the insured person's death, be added to the insurance proceeds we otherwise will pay to the beneficiary.

     Charges and expenses.  We deduct charges and expenses from the amounts you
invest. These are described beginning on page   .

     Right to return. If for any reason you are not satisfied with your Policy, you may return it to us for a full refund. To exercise your right to return your Policy, you must mail it directly to the Home Office address shown above or return it to the Fortis representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial premium payment in the Fortis general account for 20 days following the date the Policy is mailed to you. Then we will automatically allocate your investment among the investment
options shown on page   , as you have chosen. Any additional premium we receive
during the 20-day period will also be invested in the general account option and allocated to your chosen investment options at the same time as your initial premium.

THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS BOOKLET IS CALLED A "PROSPECTUS." ITS DATE IS MAY 1, 1999.

[FORTIS LOGO] and Fortis(SM) are registered servicemarks of Fortis (NL) N.V. and Fortis (B).

96390 (5/99)

                            GUIDE TO THIS PROSPECTUS

     Basic Information. This prospectus contains information that you should know before you purchase a variable universal life policy ("Policy") or exercise any of your rights under a Policy.

     Here are the page numbers in this prospectus where you may find answers to most of your questions:

                                         PAGES TO SEE IN
    BASIC QUESTIONS YOU MAY HAVE         THIS PROSPECTUS
-------------------------------------    ---------------
-      What are my investment
       options?......................           3
-      How can I invest money in a
       Policy?.......................           3
-      How will the value of my
       investment in a Policy change
       over time?....................           4
-      What is the basic amount of
       insurance ("death benefit")
       that Fortis pays when the
       insured person dies?..........           5
-      What charges will Fortis
       deduct from my investment in
       the Policy?...................           6
-      What charges and expenses will
       the Funds deduct from amounts
       invested through my Policy?...           8
-      Must I invest any minimum
       amount in a Policy?...........           9
-      How can I change my Policy's
       investment options?...........          10
-      How can I change my Policy's
       insurance coverage?...........          10
-      What additional rider benefits
       might I select?...............          11
-      How can I access my policy
       value?........................          12
-      Can I choose the form in which
       Fortis pays out the proceeds
       from my Policy?...............          13

                                         PAGES TO SEE IN
    BASIC QUESTIONS YOU MAY HAVE         THIS PROSPECTUS
-------------------------------------    ---------------
-      To what extent can Fortis vary
       the terms and conditions of
       the Policies in particular
       cases?........................          13
-      How will my Policy be treated
       for income tax purposes?......          14
-      How do I communicate with
       Fortis?.......................          14

     Illustrations of a hypothetical policy. Starting on page 15, we have included some illustrations of how the values of a hypothetical Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your Fortis representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes.

     Additional information. You may find the answers to other questions you have under "Additional Information" beginning on page 21, or in the forms of our Policy and riders. A table of contents for the "Additional Information" portion of this prospectus also appears on page 21. You can obtain copies of our Policy and rider forms from (and direct any other questions to) your Fortis representative or our Home Office (see page 1).

     Fortis' financial statements. We have included our financial statements in this prospectus. These begin on page 31.

     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page 32). That index will tell you on what page you can read more about many of the words and phrases that we use.

                          BASIC QUESTIONS YOU MAY HAVE

WHAT ARE MY INVESTMENT OPTIONS?

     You can invest in any of the following variable investment options. You may change your selections from time to time:

                    DOMESTIC STOCK
                    --------------
Small Cap  Fortis-Aggressive Growth Series
           Berger-Small Cap Value Series
Mid Cap    Fortis-Growth Stock Series
           Dreyfus-Mid Cap Stock Series
Large Cap  Alliance-Large Cap Growth Series
           T. Rowe Price-Blue Chip Stock
           Series
           Dreyfus-S&P 500 Index Series
           Fortis-Growth & Income Series
           Fortis-Value Series
           Fortis-Asset Allocation Series
                  INTERNATIONAL STOCK
                  -------------------
Lazard Freres-International Stock Series
Fortis-Global Growth Series
Morgan Stanley-Global Asset Allocation
Series
                    DOMESTIC BONDS
                    --------------
Fortis-High Yield Series
Fortis-Diversified Income Series
Fortis-U.S. Gov't Securities Series
                         CASH
                         ----
Fortis-Money Market Series
                  INTERNATIONAL BONDS
                  -------------------
Mercury-Global Bond Series

     The FBIC general account is the fixed rate investment option for these Policies.

A SEPARATE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THE FORTIS SERIES FUND, INC. ("FUND" OR "FUNDS") IN WHICH WE INVEST THE AMOUNT THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED VARIABLE INVESTMENT OPTIONS. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. THEREFORE, YOU SHOULD BE SURE YOU ALSO READ THE FUND PROSPECTUS FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN.

HOW CAN I INVEST MONEY IN A POLICY?

     Premium payments. We call the investments you make in a Policy "premiums." Policies issued in some states or automatic premium payment plans may specify minimum premiums. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

     Recommended monthly minimum premium. We will recommend a monthly minimum premium to you in your Policy. This monthly minimum premium is the estimated monthly premium payment which would keep your Policy (or benefit change) in force until the insured person reaches age 65 or for 5 Policy years if the insured person is older than age 60. We base our estimate on (1) the insured person's age, sex, and smoking habits and (2) reasonable assumptions for interest, cost of insurance, and other charges.

     Limits of premium payments. Federal tax law limits your ability to make certain very large amounts of premium payments (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements are summarized further under "Tax Effects" beginning on page 21. We will monitor your premium payments to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. We reserve the right to impose additional limits on the number or amount of premium payments. We currently have no intention of imposing such limits, except when the insured person does not provide us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

     Ways to pay premiums. Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Fortis Benefits Insurance Company." Premiums after the first premium must be sent directly to our Home Office at the appropriate address shown on page 1. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your Fortis representative or from our Home Office. Premium payments from salary deduction plans may be made only if we agree.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your policy value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and your fund choices, and is not guaranteed.

     Under dollar cost averaging, we automatically make regular, periodic transfers of your policy value from one investment option to one or more of the other investment options that you choose. We make these transfers at the end of the first day of each month. You must have at least $5,000 of policy value to start dollar cost averaging. Each transfer under the program must be at least $50. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your policy value in the option being transferred from becomes exhausted.

     Automatic rebalancing (Privileged Account Service). Privileged Account Service is an investment strategy which recognizes that different investment sectors perform relatively better at different times. The strategy periodically examines your investment mix and adjusts it to maintain proportions you specify. This is intended to increase your chance of realizing a gain on a fund that shows a sudden improvement in performance. The success of this strategy depends on market trends (and your fund choices) and is not guaranteed.

     Under Privileged Account Service, we automatically rebalance the proportion of your policy value in each investment option you specify. You tell us whether you want us to do the rebalancing quarterly, semi-annually, or annually. We rebalance on a calendar year basis. You must have a total accumulation value of at least $2,000 to begin automatic rebalancing. Over time, the differing investment results of each investment option will shift the percentage allocations of your policy value. The rebalancing feature will automatically transfer your policy value among the subaccounts back to the preset percentages you have selected. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing terminates upon your request.

HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?

     Your policy value. From each premium payment you make, we may deduct the charges that we describe beginning on page 7, under "Deductions from each premium payment." We invest the rest in one or more of the investment options listed on page 3 according to your instructions. We call the amount that is at any time invested under your Policy, your "policy value."

     Policy value advances. If you have met certain premium payment requirements, we will pay you policy value advances at the end of the seventh Policy year, and at the end of each subsequent year, until the insured person reaches the age of 95. If you no longer meet the premium payment requirements, we will stop paying you policy value advances. You will meet the premium payment requirements if your total premiums paid to date (less Policy loans and partial withdrawals) equal the total recommended monthly minimum premiums to date. For purposes of meeting the premium payment requirement at the end of the seventh Policy year, premium payments made during that year in excess of 36 times the recommended monthly minimum premium at that time will be disregarded.

     At the end of each Policy year, we will allocate the policy value advances among the general account and your investment options on a pro rata basis unless you provide us with other instructions. We reserve the right to recover these policy value advances. The policy value advances are a percentage of the average recommended monthly minimum premium to date under the Policy times 12.

Current Policy Value Advance Percentages

                                                 POLICY YEARS 9
AGE OF INSURED                                     AND LATER
PERSON AT ISSUE  POLICY YEAR 7   POLICY YEAR 8     TO AGE 95
---------------  -------------   -------------   --------------
      0-60            2%              6%              10%
     61-70            5%              7%              10%
     71-80            6%              6%               6%

     We also reserve the right to reduce the policy value advances. If we intend to reduce the policy value advances, we will give you one year's notice. We will not reduce the policy value advance percentages below the following guaranteed percentages:

Guaranteed Policy Value Advance Percentages

                                                  POLICY YEARS 9
AGE OF INSURED                                      AND LATER
PERSON AT ISSUE   POLICY YEAR 7   POLICY YEAR 8     TO AGE 95
---------------   -------------   -------------   --------------
      0-60             2%              6%              10%
     61-70             2%              6%               7%
     71-80             2%              5%               6%

Some states mandate how policy value advances are offered and guaranteed. Policy value advances on policies issued in those states may differ from the policy value advances described above.

     Cash value bonuses. We will pay you a cash value bonus at the end of the ninth Policy year, and at the end of each subsequent Policy year until the insured person reaches the age of 95. We will allocate the cash value bonuses among the general account and your investment options on a pro rata basis unless you provide us with different instructions. The following table shows how the cash value bonuses are calculated:

                              BONUS AS A             BONUS AS A
                         PERCENT OF SURRENDER   PERCENT OF SURRENDER
                           VALUE AT END OF        VALUE AT END OF
    SURRENDER VALUE         POLICY YEARS 9      POLICY YEARS 20 AND
   ON DATE OF BONUS           THROUGH 19          LATER TO AGE 95
   ----------------      --------------------   --------------------
Less than $50,000......          .00%                   .00%
$50,000 to $299,000....          .10%                   .10%
$300,000 to $499,000...          .55%                   .55%
$500,000 or more.......          .55%                   .80%

     Some states mandate the conditions, limitations and guarantees for cash value bonuses. Cash value bonuses on policies issued in those states may differ from the cash value bonuses described above.

     Your investment options. We invest the policy value that you have allocated to any investment option (except our general account option) in shares of a Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your policy value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your policy value will be reduced by certain charges that we deduct. We describe these charges beginning on page 6, under "What charges will Fortis deduct from my investment in the Policy?"

     Other important information about the Funds that you can choose is included in the separate prospectus for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. Additional free copies of the Fund prospectus are available from your Fortis representative or from our Home Office.

     We invest any value you have allocated to our general account option as part of our general assets. We credit a fixed rate of interest on that policy value, which we declare from time to time. We guarantee that this will be at an effective annual rate of at least 4%. Although this interest increases the amount of any policy value that you have in our general account option, such policy value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 8.

     Policies are "non-participating." The Policies are not "participating." Therefore, you will not be entitled to any dividends from Fortis.

WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT FORTIS PAYS WHEN
  THE INSURED PERSON DIES?

     Your face amount of insurance. In your application to buy a Policy, you will tell us how much life insurance coverage you want on the life of the insured person. We call this the "face amount" of insurance. The minimum face amount of insurance is $500,000.

     Your death benefit. The basic death benefit we will pay is reduced by any outstanding loans. You choose whether the basic death benefit is

    -  Option A - The face amount on the date of the insured person's death; or

    -  Option B - The face amount plus the policy value on the date of death.

Under Option B, your death benefit will tend to be higher than under Option A. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your policy value will tend to be higher under Option A than under Option B. Please read "How can I change my Policy's insurance coverage?" on page 10 of this prospectus to learn about how to change your death benefit option.

     We will automatically pay an alternative basic death benefit as described below, if it is higher than the basic Option A or Option B death benefit (whichever you have selected).

     The alternative basic death benefit is computed by multiplying your policy value on the date of death of the insured by the applicable percentage shown below:

AGE OF INSURED   APPLICABLE PERCENTAGE
   AT DEATH         OF POLICY VALUE
--------------   ---------------------
 40 or less          250%
     45              215%
     50              185%
     55              150%
     60              130%
     65              120%
     70              115%
     75              105%
     80              105%
     85              105%
     90              105%
     95+             100%

For ages not listed, the progression between the listed ages is constant.

We reserve the right to increase the death benefit, limit a face decrease, return premium or send you a withdrawal of policy value, to make sure the Policy qualifies as life insurance.

     Maturity of your Policy. The maturity date of the Policy is when the insured person reaches age 95, unless you exercise your option to extend the maturity date. This option is subject to individual state laws. If your policy value is at least $2,000, you may request in writing within six months prior to the maturity date that the maturity date be extended. If you extend the maturity date, you may not make any changes in the face amount or death benefit of the Policy. You also may not make partial withdrawals that would reduce your policy value below $2,000. Additionally, you may only make premium payments if necessary to prevent your Policy from lapsing.

     If you extend the maturity date of your Policy, the following occurs as of the original maturity date: (1) the guaranteed death benefit lapses and your death benefit will become the alternative death benefit; (2) no further policy value advances or cash value bonuses are given to you; (3) all riders except the accelerated benefit rider terminate; and (4) you will be charged interest at an effective annual rate of 3.85% on any Policy loans.

WHAT CHARGES WILL FORTIS DEDUCT FROM MY INVESTMENT IN THE POLICY?

     Premium tax and sales charges. There is currently a premium tax charge of 2.2% of all premium payments. We reserve the right to raise this charge to 2.5%. There is also a sales charge of 7.5% of all premiums. These charges are assessed through monthly and daily charges as follows: We make a monthly deduction of $4.00 per Policy, and a daily deduction at an annual rate of .27% of the policy value that is then invested in any of the investment options (other than the general account option).

     These monthly and daily deductions, however, will be waived to the extent that the cumulative amount of all such deductions would exceed 9.7% of all premium payments (or 10% if the premium tax charge was raised to its 2.5% maximum). Also, we will temporarily stop these periodic deductions if we are making a similar deduction to recover policy value advances made to you. Once we have recovered the policy value advances, we will resume these periodic deductions until the premium tax charge and sales charge are fully paid. Any premium tax and sales charges not recovered through periodic deductions or premium charges are deducted, if at all, only as part of the surrender charge discussed below.

     Monthly administrative charge. We will deduct $4.50 per month from your policy value. Also, we have the right to raise this charge at any time to not more than $7.50 per month. While we do not currently do so, we also reserve the right to impose an additional monthly charge of up to $.13 per thousand dollars of face amount then in force. This charge is designed to compensate us for the continuing administrative functions we perform in connection with the Policies.

     Monthly insurance charge. Every month we will deduct from your policy value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit, divided by 1.00327374, at the beginning of the

Policy month and (b) the total policy value at the beginning of the Policy month. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge.

     For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those specified in your Policy. Our current rates are lower for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general, our cost of insurance rates increase with the insured person's age. Therefore, the longer you own your Policy, the higher the cost of insurance rate will be. Also, our cost of insurance rates will generally be lower if the insured person is a female than if a male (except if the Policy is unisex).

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers. Insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates. Additional level amounts per thousand dollars of face amount may be charged in such cases.

     Deductions from each premium payment. While we don't currently have plans to do so, we reserve the right to impose an additional charge of up to 2.5% that would be deducted from each payment to more fully reimburse us for premium and other taxes that may be payable and are attributable to the Policies.

     Guaranteed death benefit charge. The monthly charge for the guarantee period is $.01 per thousand dollars of face amount in effect under the Policy or under any supplemental term insurance riders.

     Additional benefit riders charge. We will deduct charges monthly from your policy value, if you select certain additional benefit riders. These are described beginning on page 11. Under "What additional rider benefits might I select?"

     Mortality and expense risks charge. We will charge you a daily charge for mortality and expense risks. The charge is at an annual rate of .90% of the average daily value of the net assets of your Policy in the variable investment options.

     Surrender charge. The Policies have a surrender charge that applies for the first 11 Policy years (and the first 11 years after any requested increase in the Policy's face amount). This charge is imposed when the Policy is surrendered or lapsed. The surrender charge is the sum of:

    - Any portion of the premium tax and sales expense charges that have not yet been collected through periodic deductions;

    -  The other contingent deferred sales charges described below; and

    - The charge for other Policy (or increase) issuance expenses described below.

The entire surrender charge is subject to an overall upper limit as set forth in the table below. The table also shows the amount by which the limit is increased by a face amount increase which you request. The amount of the surrender charge limit depends on the face amount and the age of the insured person as follows:

                          OVERALL LIMIT
INSURED PERSON'S AGE   SURRENDER CHARGE PER
 AT TIME OF POLICY       THOUSAND DOLLARS
    ISSUANCE OR         OF FACE AMOUNT OR
FACE AMOUNT INCREASE   FACE AMOUNT INCREASE
--------------------   --------------------
    25-30                     $ 9.00
    31-40                     $10.00
    41-45                     $12.00
    46-50                     $14.00
    51-55                     $16.00
    56-60                     $21.00
    61-65                     $28.00
    66-and above              $40.00

Any amount of surrender charge decreases automatically by a constant amount each year beginning in the sixth year of its 11 year period referred to above until, in the twelfth year, it is zero.

     Contingent deferred sales charge. If your Policy is surrendered or lapsed, we will impose a contingent deferred sales charge of 22% of the premiums that you paid in the first 2 Policy years that do not exceed the sum of 12 recommended monthly minimum premiums. The contingent deferred sales charge is part of the surrender charge. If we increase the face amount of your Policy upon your request, we will charge you an additional contingent deferred sales charge. If we decrease the face amount of your Policy upon your request, we may decrease the contingent deferred sales charge. The contingent deferred sales charge will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.

     If your Policy is surrendered or lapsed following an increase in the face amount of your Policy upon your request, you will pay an additional contingent deferred sales charge. The maximum additional contingent deferred sales charge will be 22% of the lesser of (1) the sum of 12 recommended monthly minimum premiums for the face amount increase or (2) the amount of actual premiums payments for the face amount increase for 2 years following the increase. The additional contingent deferred sales charge will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.

     Other Policy issuance expenses charge. We will charge you $5.00 per thousand dollars of your Policy's initial face value if your Policy is surrendered or lapsed before your eleventh Policy year. The charge for other Policy expenses is part of the surrender charge. If we increase the face amount of your Policy upon your request, we will charge you an additional $5.00 per thousand dollars of the Policy increase. This charge will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.

     Policy value advances recovery charge. Starting at the end of your seventh Policy year, you generally will receive credits to your account called policy value advances. While we currently do not do so, we reserve the right to recover the policy value advances that we paid into your account. If we chose to recover these advances, we would deduct $4.00 per month plus a daily deduction at an annual rate of .27% of your Policy's net assets in the separate account. We would continue to make these deductions until we recovered the total policy value advances paid to your account.

     Transaction fee. We reserve the right to charge a transaction fee of up to $25.00 for each partial withdrawal and transfer of policy value, although we have no current plans to do so.

     Charge for taxes. We can charge you in the future for taxes we incur or reserves we set aside for taxes in connection with your Policy. This charge would reduce the investment experience of your policy value.

     Allocation of charges. You may choose from which of your investment options we deduct all monthly charges except for the daily deductions for premium tax and sales charges, and the mortality and expense risk charge. If you do not specify a choice, or if you do not have enough policy value in any investment option to comply with your selection, we will deduct these charges in proportion to the amount of value you then have in each investment option. The daily deductions for premium tax and sales charges, and the mortality and expense risks charge are always taken in proportion to the values in your variable investment options.

WHAT CHARGES AND EXPENSES WILL THE FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH MY
  POLICY?

     The Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any value that you have invested in that Fund. These charges and expenses for 1998 were as follows:

                                FORTIS SERIES FUND ANNUAL
                                  EXPENSES AFTER EXPENSE
                                     LIMITATIONS (A)
                           ------------------------------------
                                           OTHER        TOTAL
                              FUND         FUND         FUND
                           MANAGEMENT    OPERATING    OPERATING
      NAME OF FUND            FEES        EXPENSE      EXPENSE
      ------------         ----------    ---------    ---------
Money Market Series......     .30%         .05%          .35%
U.S. Government
  Securities Series......     .47%         .04%          .51%
Diversified Income
  Series.................     .47%         .05%          .52%
Global Bond Series.......     .75%         .13%          .88%
High Yield Series........     .50%         .06%          .56%
Global Asset Allocation
  Series.................     .90%         .11%         1.01%
Asset Allocation
  Series.................     .47%         .04%          .51%
Value Series.............     .70%         .06%          .76%
Growth & Income Series...     .64%         .03%          .67%
S&P 500 Index Series.....     .40%         .06%          .46%
Blue Chip Stock Series...     .89%         .05%          .94%
International Stock
  Series.................     .85%         .09%          .94%
Mid Cap Stock Series.....     .90%         .35%         1.25%
Small Cap Value Series...     .90%         .34%         1.24%
Global Growth Series.....     .70%         .05%          .75%
Large Cap Growth
  Series.................     .90%         .35%         1.25%
Growth Stock Series......     .61%         .04%          .65%
Aggressive Growth
  Series.................     .68%         .04%          .72%

------------------------------
(a) For the Mid Cap Stock and Large Cap Growth Series there was a voluntary undertaking to limit management fees to .90% and other fund expenses to .35%. Had the waiver and reimbursement of expenses not been in effect the other fund expenses would have been .50% for Mid Cap Stock Series, and .37% for Large Cap Growth Series.

     Each of the investment options has a different investment objective and is managed by Fortis Advisers, Inc. For several of the investment options Fortis Advisers, Inc. has retained a sub-adviser to provide investment research, advice and supervision. From its management fee, Fortis Advisers, Inc. pays the sub-advisers a fee as follows:

                                                                                                     ANNUAL SUB-
            NAME OF FUND                       SUB-ADVISER                AVERAGE NET ASSETS         ADVISORY FEE
            ------------                       -----------                ------------------         ------------
Global Bond Series...................    Mercury Asset Management    For the first $100 million         .350%
                                         International Ltd.          For assets over $100 million       .225%
Global Asset Allocation..............    Morgan Stanley Asset        For the first $100 million         .500%
                                         Management Limited          For assets over $100 million       .400%
S&P 500 Index Series.................    The Dreyfus Corporation     All levels of assets               .170%
Blue Chip Stock Series...............    T. Rowe Price               For the first $100,000,000         .500%
                                                                     For assets over $100,000,000       .450%
International Stock Series...........    Lazard Asset Management     For the first $100 million         .450%
                                                                     For assets over $100 million       .375%
Mid Cap Stock Series.................    The Dreyfus Corporation     For the first $100 million         .500%
                                                                     For the next $150 million          .450%
                                                                     For assets over $250 million       .400%
Small Cap Value Series...............    Berger Associates, Inc.     For the first $50 million          .500%
                                                                     For assets over $50 million        .450%
Large Cap Growth Series..............    Alliance Capital            For the first $100 million         .500%
                                         Management L.P.             For the next $100 million          .450%
                                                                     For assets over $200 million       .400%

MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?

     Planned periodic premiums. Your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. In your first Policy year, the annualized Planned Periodic Premium must be at least the greater of (1) $10,000 or (2) twelve recommended monthly minimum premiums. Our current practice is to bill quarterly, semi-annually or annually. You may also set up a monthly automatic bank draft. However, except in the first Policy year, payment of these or any other specific amounts of premiums is not mandatory. You need to invest only enough to ensure either that your Policy's net cash value stays above zero. Your net cash value is your policy value less:

    - any outstanding policy loan, plus any loan interest paid for future periods; and

    - the portion of the surrender charge that decreases to zero in your twelfth Policy year regardless of the surrender charge cap.

     The less you invest, the more likely it is that your Policy's net cash value could fall to zero, as a result of the deductions we periodically make from your policy value.

     Policy lapse and reinstatement. If your net cash value does fall to zero, we will notify you and give you a grace period of 61 days to pay at least the amount that we estimate is necessary to keep your Policy in force until the end of the grace period. If we don't receive your payment by the end of the grace period, your Policy and all riders will terminate without value, and all coverage under your Policy will cease. The only exception is if the guarantee is in effect that is described below under "Recommended monthly minimum premiums for the Guaranteed Death Benefit." Although you can apply to have your Policy "reinstated" you must do this within 5 years, and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you would have to pay a premium sufficient to (a) pay any due and unpaid charges through the end of the grace period and (b) keep the Policy in force for two months following the date of reinstatement. The amount required would include any increase in the surrender charge attributable to such premium. In the Policy form itself, you will find additional information about the values and terms of a Policy after it is reinstated.

     Recommended monthly minimum premiums for the Guaranteed Death Benefit. The Policy specifies an "Initial Monthly Minimum Premium." This recommended monthly minimum premium increases each year by the increase in the cost of insurance for all riders forming part of the Policy. The Policy also describes a death benefit guarantee period. On each monthly anniversary of the Policy during the guarantee period, we check to see if the cumulative amount of premiums actually paid is at least equal to the sum of the recommended monthly minimum premiums for all Policy months to date, including the Policy month then starting. So long as this test is met the Policy will not terminate (lapse) during the guarantee period, even if the net cash value is not sufficient to pay the monthly deduction.

     If the test is not met we will send you a notice of the minimum amount required to be paid. If this amount is not paid prior to the next monthly anniversary, the guaranteed death benefit will terminate and cannot be reinstated.

     If the insured person is younger than 60 years old at the time your Policy is issued, the guarantee period is the lesser of 12 years or until age 65. If the insured person is between the ages of 60 to 70 at the time your Policy is issued, the guarantee period is for five years. If the insured person is older than 70 years old from the date your Policy is issued, the guarantee is for the greater of two years or until age 75. The guaranteed death benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations.

     The amount of premiums that must be paid to maintain the guaranteed death benefit will be increased by the cumulative amount of any loans and partial withdrawals you have taken from your Policy. The recommended monthly minimum premiums also will be higher following any requested increase in face amount of your Policy or following the addition of (or increase in) certain rider benefits. On the other hand, the recommended monthly minimum premium will be lower following any requested face amount decrease, or the termination of (or decrease in) certain riders. We will send you an amended schedule page that will tell you the amount of your new recommended monthly minimum premium. None of the above-mentioned changes extends the guaranteed death benefit or establishes a new benefit period.

     The monthly charge for the guarantee period is $.01 per thousand dollars of face amount in effect under the Policy or under any supplemental term insurance riders.

     Although we will bill you for planned premiums, we will not send any specific bills for the amount of any recommended monthly minimum premium that is due.

HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing policy value. You may also transfer your existing policy value from one investment option under the Policy to another. We reserve the right to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per Policy year.

     In an event, you may transfer all of your policy value to the general account (1) at any time during the first 2 Policy years; (2) within the first 2 years after a face amount increase; or (3) within 60 days after you receive a notice of any material change in the investment options.

     You may make a transfer out of our general account option once per year, and currently the transfer may not be for more than 50% of the general account policy value.

     Maximum number of investment options. We can at any time limit the number of investment options you may use. Our current rule is that you cannot use more than 19 different options over the life of your Policy.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

     Increase in coverage. You may at any time request an increase in the face amount of coverage under your Policy. The minimum requested face amount increase is currently

$5,000. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in face amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based in part on the age and risk class of the insured person at the time of the increase. Also, an additional surrender charge and recommended monthly minimum premium apply to the face amount increase.

     Decrease in coverage. After the first Policy year, you may request a reduction in the face amount of coverage. The minimum remaining face amount must be $500,000 (or, if greater, the minimum amount that the tax law requires.)

     Change of death benefit option. Once each year you may request us to change your coverage from death benefit Option A to B or vice-versa. If you change from Option A to B, we automatically reduce your Policy's face amount of insurance by the amount of your policy value (but not below the minimum face amount) at the time of the change. Generally, you must provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage. If you change from Option B to A, we automatically increase your Policy's face amount by the amount of your Policy's policy value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 21 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown in the Policy schedule, will be deducted from your policy value on each monthly deduction date. Charges for the disability and term life riders increase from year to year. We may change the rates of these charges, but not above the guaranteed maximum charges for the riders set forth in the Policy schedule. Eligibility for and changes in these benefits are subject to our rules and procedures then in effect. More details are included in the rider itself, which we suggest that you review if you choose any of these benefits. Availability and features may vary by state.

- Waiver of Selected Amount Rider, under which we will pay a monthly premium in an amount you select, so long as the insured person is totally disabled (as defined in the rider). The minimum amount you can select is $25. The maximum amount is described in the rider, but is at least equal to the recommended monthly minimum premium for your Policy (capped at the monthly recommended minimum premium for a $2 million dollar Policy). See the rider for further details.

- Waiver of Monthly Deductions Rider, under which we will waive all monthly charges under your Policy and riders that we otherwise would deduct from your policy value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider, we will not permit you to request any increase in the face amount of your Policy's coverage. Loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest.

   You may not select both a Waiver of Selected Amount Rider and a Waiver of Monthly Deductions Rider on the same Policy.

- Additional Insured Rider, which provides term life insurance on the life of the insured person or on the life of one or more of the immediate family members of the insured person. This rider is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion.

- Primary Insured Rider, which provides term life insurance on the life of the insured person. This rider is available only when the Policy is first issued. This rider is not convertible to another policy. However, you may exchange the coverage under the rider for a face amount increase in the same amount under the Policy.

- Child Insurance Rider, which provides term life insurance coverage on the eligible children of the insured person under the Policy. This rider is convertible to individual life policies (except for term coverage) available for conversions, under our published rules at the time of conversion.

- Accelerated Benefit Rider, which provides for a benefit to be requested if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider). The maximum amount you may accelerate under this rider prior to the insured person's death is $500,000. The accelerated payment will be discounted for twelve months' interest, and will be reduced by any outstanding Policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the statutory adjustable loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid.

     The accelerated benefit rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. Fortis can also furnish further information about the amount of the benefit available to you under your Policy.

     Tax consequences of additional rider benefits. Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 21. You should consult a qualified tax adviser.

HOW CAN I ACCESS MY POLICY VALUE?

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the policy value, less any Policy loans and interest, and less any surrender charge that then applies. We call this your "surrender value." Because of the surrender charge, it is unlikely that a Policy will have any surrender value during at least the first year unless you pay significantly more than the recommended monthly minimum premiums.

     Partial withdrawal. Once each year after the first Policy year, you may make a partial withdrawal of your Policy's surrender value. If the Option A death benefit is then in effect, we will also automatically reduce your Policy's face amount of insurance by the amount of your withdrawal.

     Between your first Policy year and your second Policy year, you may only make a partial withdrawal if your total premium payments to date equal the sum of 12 recommended monthly minimum premiums for the initial face amount of your Policy. We will not permit a partial withdrawal if it would cause your Policy to fail to qualify as life insurance under the tax laws. We also will not allow you to make a partial withdrawal if it would reduce the face amount of your Policy below $400,000.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in proportion to the amount of policy value you then have in each investment option.

     Policy loans. You may at any time borrow from us an amount equal to 90% of your policy value less surrender charges. In addition, our current practice is that, after the later of 12 years or the insured person's reaching age 70, you may borrow 100% of the policy value less surrender charges. If you reside in Texas, you may also borrow up to 100% of your policy value in the general account, less a pro-rata portion of the surrender charges.

     We will remove from your investment options an amount equal to your loan and hold that amount as collateral for the loan. We will credit your Policy with interest on this collateral amount at an effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of not more than 6.10%. Loan interest is payable annually in advance. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. In most cases interest you pay on Policy loans will not be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will take the loan pro-rata from each investment option that you then are using.

     You may repay all or part of your loan at any time. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. We will invest any loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan will be deducted from the proceeds we pay following the insured person's death.

     Reduced interest rate for Policy loans. After the Policy has been in force for two years, we will charge you a reduced interest rate of 3.85% on one Policy loan of up to 10% of the surrender value in each Policy year if (1) the surrender value is at least $50,000 or (2) the Policy has been in force for 12 years. The 10% limitation is raised to 15% for such loans obtained in Policy years in which the insured is 59 1/2 or older.

CAN I CHOOSE THE FORM IN WHICH FORTIS PAYS OUT THE PROCEEDS FROM MY POLICY?

     Choosing a payment option. You may choose to receive the full proceeds from the Policy (and any riders) as a single sum. This includes proceeds that become payable upon the death of the insured person, or upon full surrender of the policy. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

Option 1. Interest Payments

We will pay interest for a period of time that you select. At the end of the time selected we will pay the proceeds in a single sum or under another option selected when this option is chosen.

Option 2. Payments of a Fixed Amount or for a Fixed Period

     (1) We will make equal periodic payments for a period of time you select;
         or

     (2) We will make equal periodic payments in an amount you select until all proceeds are paid out.

Option 3. Life Income Payments

     (1) Life Annuity: A monthly income during the life of the payee; or

     (2) Life Annuity with a guaranteed Period: A monthly income with payments guaranteed for either 10 or 20 years, as you choose, continuing during the payee's lifetime.

     (3) Refund Life Annuity: A monthly income with payments guaranteed for the number of months determined by dividing the proceeds by the first monthly payment. The payments continue during the payee's lifetime.

Option 4. Joint Life Income Payments

    You may name two payees to whom we will pay a joint monthly income during their joint lifetime. After either payee's death, we will make monthly payments equal to 2/3 of the joint monthly payment during the survivor's lifetime.

For options 3 and 4 the amount of the monthly payments depends on the type of income selected, the ages of the payees and the amount of the proceeds.

Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3 1/2%.

     Change of payment option. You may change any payment option you have elected at any time while the Policy is in force. Within 60 days after the insured person's death, any payee entitled to receive proceeds as a single sum may generally elect one or more payment options. We reserve the right to pay the proceeds to the payee in a single sum if (1) the proceeds payable are less than $2,000; or (2) payments under the chosen payment option would be less than $20 each.

     Tax impact. If a payment option is chosen you or your beneficiary may have tax consequences. You therefore should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

TO WHAT EXTENT CAN FORTIS VARY THE TERMS AND CONDITIONS OF THE POLICIES IN
  PARTICULAR CASES?

     Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish from time to time and apply evenly to all our customers. See "Additional Rights That We Have" on page 30.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies.

     Policies purchased through term life conversions. Also, we maintain rules about how to convert term insurance to a Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy.

     State law requirements. Fortis is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and riders, or related endorsements.

     Variations in expenses or risks. Fortis may vary the charges and other terms of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies. These variations will not be unfairly discriminatory to the interests of other Policy owners. Any increase in fees will not exceed the maximums set out in this prospectus.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your policy value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution may be treated as a return of the premiums you paid, and therefore not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial withdrawal. Furthermore, loans, partial withdrawals and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply.

     For further information about the tax consequences of owning a Policy, please read "Tax Effects" starting on page 21.

HOW DO I COMMUNICATE WITH FORTIS?

     When we refer to "you" we mean the person who is duly authorized to take any contemplated action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or charges among the investment options.

     General. You should mail or express checks and money orders for premium payments and loan repayments directly to our Home Office at the appropriate address shown on page 1.

     The following requests must be made in writing, signed and dated by you: transfer of policy value; loan; full surrender; partial withdrawal, change of beneficiary or contingent beneficiary; change of allocation percentages for premium payments, loan repayments or charges; change of death benefit option or manner of death benefit payment; increase or decrease in face insurance amount; addition or cancellation of, or other action with respect to, any rider benefits; election of a payment option for Policy proceeds; tax withholding elections; and telephone transaction privileges. You should mail these requests to our Home Office. You should also communicate notice of the insured person's death, and related documentation, to our Home Office.

     We have special forms which should be used for loans, assignments, partial withdrawal and surrenders, changes of owner or beneficiary, and all other contractual changes. A Service Request form covering many of these transactions is attached to the back of this prospectus. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Home Office or from your Fortis representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your Fortis representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If many people seek to make telephone requests at or about the same time, or if our telephone equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. If this occurs, you should submit a written request. The phone number for telephone requests is 1-800-800-2000, Ext. 3028.

                         ILLUSTRATIONS OF HYPOTHETICAL
                                POLICY BENEFITS

     To help clarify how our Policies work, we have prepared the following tables:

                                              PAGE TO SEE
                 TABLE                     IN THIS PROSPECTUS
                 -----                     ------------------
Death benefit Option A
  Current charges......................            17
  Guaranteed Maximum Charges...........            18
Death Benefit Option B
  Current Charges......................            19
  Guaranteed Maximum Charges...........            20

     The tables show how death benefits, policy values and surrender values ("the Policy benefits") of the Policy would vary over time if the investment options had constant hypothetical gross investment returns of 0%, 6% or 12% over the years covered by the table.

     The tables are based on a face amount of $800,000 for a 45 year-old male non-smoker who is a standard mortality risk. Planned premium payments of $15,000 are assumed to be paid at the beginning of each Policy year. The illustrations assume no Policy loan has been taken. The difference in the tables between policy values and surrender values during the first eleven Policy years is the amount of surrender charges.

     Separate tables are included to illustrate both current and guaranteed maximum charges for the Policy. The charges assumed in the current charge tables include the premium tax and sales charges, current monthly insurance charges, the monthly administrative charge and the charge for mortality and expense risks. The guaranteed maximum charge tables assume that these charges will be
(1) a monthly deduction of $4.00 and a daily deduction at an annual rate of .27% to pay for a premium tax charge in the amount of 2.5% of all premium payments and a sales charge in the amount of 7.5% of all premium payments; (2) guaranteed maximum insurance charges; (3) a monthly administrative charge of $7.50 plus $.13 per thousand of face amount; and (4) a mortality and expense risks charge at an annual effective rate of .90%.

     The charges assumed by both the current and guaranteed maximum charge tables also include .78% for the expenses of the Funds, which is the average of the advisory fees payable with respect to each Fund, after all reimbursements, plus the average of all other operating expenses of each such Fund after all reimbursements. In the absence of an agreement to waive a portion of the fees and reimburse certain expenses, the assumed expenses would have been .79%. Although voluntary, it is unlikely that this agreement will be terminated prior to the point where actual operating expenses do not exceed the voluntary limits. If this agreement were to be discontinued, the values would be lower in the illustrations that follow. Please read "What charges and expenses will the Funds deduct from amounts I invest through my

Policy?" on page 6 of this prospectus to learn about the waiver of management fees and other expenses.

     The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually.

     Individual illustrations. On request, we will send you a comparable illustration based on your Policy's features.

                               MALE ISSUE AGE 45
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $800,000--DEATH BENEFIT OPTION A
                                CURRENT CHARGES

                                    VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         -----------------------------------------------------------------------------------------------------
           PREMIUMS                0% (1)(2)                       6% (1)(2)(3)                        12% (1)(2)(3)
END OF   ACCUMULATED     -----------------------------   ---------------------------------   ---------------------------------
POLICY  AT 5% INTEREST    DEATH    POLICY    SURRENDER     DEATH      POLICY     SURRENDER     DEATH      POLICY     SURRENDER
 YEAR    PER YEAR (1)    BENEFIT    VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT      VALUE       VALUE
------  --------------   -------   ------    ---------    -------     ------     ---------    -------     ------     ---------
  1          15,750      800,000    12,111      4,866      800,000      12,927      5,683      800,000      13,745       6,502
  2          32,288      800,000    23,665     15,081      800,000      26,051     17,472      800,000      28,538      19,966
  3          49,652      800,000    34,849     25,249      800,000      39,565     29,965      800,000      44,682      35,082
  4          67,884      800,000    45,661     36,061      800,000      53,479     43,879      800,000      62,311      52,711
  5          87,029      800,000    56,338     46,738      800,000      68,049     58,449      800,000      81,825      72,225
  6         107,130      800,000    66,884     58,656      800,000      83,306     75,078      800,000     103,421      95,193
  7         128,237      800,000    77,449     70,592      800,000      99,428     92,571      800,000     127,467     120,610
  8         150,308      800,000    88,073     82,587      800,000     116,493    111,007      800,000     154,260     148,775
  9         173,668      800,000    98,724     94,610      800,000     134,553    130,438      800,000     184,157     180,043
  10        198,102      800,000   108,753    106,010      800,000     152,989    150,246      800,000     216,807     214,064
  15        339,868      800,000   151,505    151,505      800,000     253,720    253,720      800,000     442,024     442,024
  20        520,789      800,000   178,675    178,675      800,000     374,921    374,921    1,008,406     826,562     826,562
  25        751,702      800,000   184,651    184,651      800,000     526,786    526,786    1,708,970   1,473,250   1,473,250
  40      1,902,596            0         0          0    1,418,960   1,351,391   1,351,391   7,867,904   7,493,242   7,493,242

(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies

                               MALE ISSUE AGE 45
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $800,000--DEATH BENEFIT OPTION A
                               GUARANTEED CHARGES

                                   VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          -------------------------------------------------------------------------------------------------
            PREMIUMS                0% (1)(2)                       6% (1)(2)                        12% (1)(2)
END OF    ACCUMULATED     -----------------------------   -----------------------------   ---------------------------------
POLICY   AT 5% INTEREST    DEATH    POLICY    SURRENDER    DEATH    POLICY    SURRENDER     DEATH      POLICY     SURRENDER
 YEAR     PER YEAR (1)    BENEFIT    VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT      VALUE       VALUE
------   --------------   -------   ------    ---------   -------   ------    ---------    -------     ------     ---------
   1          15,750      800,000    10,187      2,893    800,000    10,930      3,637      800,000      11,675       4,384
   2          32,288      800,000    19,995     11,309    800,000    22,120     13,439      800,000      24,340      15,665
   3          49,652      800,000    29,420     19,820    800,000    33,573     23,973      800,000      38,089      28,489
   4          67,884      800,000    38,451     28,851    800,000    45,284     35,684      800,000      53,022      43,422
   5          87,029      800,000    47,078     37,478    800,000    57,251     47,651      800,000      69,250      59,650
   6         107,130      800,000    55,277     47,049    800,000    69,456     61,228      800,000      86,886      78,658
   7         128,237      800,000    63,181     56,323    800,000    82,041     75,183      800,000     106,213      99,356
   8         150,308      800,000    70,927     65,441    800,000    95,161     89,676      800,000     127,559     122,074
   9         173,668      800,000    78,544     74,429    800,000   108,905    104,791      800,000     151,256     147,141
  10         198,102      800,000    85,580     82,837    800,000   122,835    120,092      800,000     177,075     174,332
  15         339,868      800,000   111,081    111,081    800,000   194,914    194,914      800,000     350,717     350,717
  20         520,789      800,000   114,093    114,093    800,000   267,564    267,564      800,000     646,851     646,851
  25         751,702      800,000    78,530     78,530    800,000   337,533    337,533    1,340,504   1,155,607   1,155,607
  40       1,902,596            0         0          0    800,000   283,153    283,153    5,941,424   5,658,499   5,658,499

(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

(3) Alternative Death Benefit applies

                               MALE ISSUE AGE 45
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $800,000--DEATH BENEFIT OPTION B
                                CURRENT CHARGES

                                    VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                          ---------------------------------------------------------------------------------------------------
            PREMIUMS                0% (1)(2)                        6% (1)(2)                         12% (1)(2)
END OF    ACCUMULATED     -----------------------------   -------------------------------   ---------------------------------
POLICY   AT 5% INTEREST    DEATH    POLICY    SURRENDER     DEATH     POLICY    SURRENDER     DEATH      POLICY     SURRENDER
 YEAR     PER YEAR (1)    BENEFIT    VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE
------   --------------   -------   ------    ---------    -------    ------    ---------    -------     ------     ---------
   1          15,750      812,069    12,069      4,824      812,883    12,883      5,639      813,698      13,698       6,455
   2          32,288      823,534    23,534     14,950      825,906    25,906     17,328      828,379      28,379      19,807
   3          40,652      834,583    34,583     24,983      839,258    39,258     29,658      844,331      44,331      34,731
   4          67,884      845,207    45,207     35,607      852,935    52,935     43,335      861,664      61,664      52,064
   5          87,029      855,660    55,660     46,060      867,204    67,204     57,604      880,778      80,778      71,178
   6         107,130      865,947    65,947     57,719      882,089    82,089     73,861      901,852     101,852      93,624
   7         128,237      876,219    76,219     69,362      897,763    97,763     90,906      925,232     125,232     118,374
   8         150,308      886,500    86,500     81,014      914,276   114,276    108,791      951,160     151,160     145,675
   9         173,668      896,735    96,735     92,620      931,640   131,640    127,525      979,916     179,916     175,802
  10         198,102      906,233   106,233    103,491      949,159   149,159    146,417    1,011,011     211,011     208,268
  15         339,868      944,540   144,540    144,540    1,040,939   240,939    240,939    1,218,065     418,065     418,065
  20         520,789      962,824   162,824    162,824    1,137,341   337,341    337,341    1,544,626     744,626     744,626
  25         751,702      953,626   153,626    153,626    1,232,318   432,318    432,318    2,065,558   1,265,558   1,265,558
  40       1,902,596            0         0          0    1,278,032   478,032    478,032    6,430,453   5,630,453   5,630,453

(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                               MALE ISSUE AGE 45
                      STANDARD NONSMOKER UNDERWRITING RISK
                 FACE AMOUNT: $800,000--DEATH BENEFIT OPTION B
                               GUARANTEED CHARGES

                                   VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN OF
                         ---------------------------------------------------------------------------------------------------
           PREMIUMS                0% (1)(2)                        6% (1)(2)                         12% (1)(2)
END OF   ACCUMULATED     -----------------------------   -------------------------------   ---------------------------------
POLICY  AT 5% INTEREST    DEATH    POLICY    SURRENDER     DEATH     POLICY    SURRENDER     DEATH      POLICY     SURRENDER
 YEAR    PER YEAR (1)    BENEFIT    VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE
------  --------------   -------   ------    ---------    -------    ------    ---------    -------     ------     ---------
  1          15,750      810,144    10,144      2,850      810,884    10,884      3,592      811,627      11,627       4,335
  2          32,288      819,869    19,869     11,183      821,981    21,981     13,300      824,186      24,186      15,511
  3          49,652      829,168    29,168     19,568      833,283    33,283     23,683      837,757      37,757      28,157
  4          67,884      838,026    38,026     28,426      844,774    44,774     35,174      852,414      52,414      42,814
  5          87,029      846,427    46,427     36,827      856,437    56,437     46,837      868,242      68,242      58,642
  6         107,130      854,341    54,341     46,113      868,239    68,239     60,011      885,316      85,316      77,088
  7         128,237      861,893    61,893     55,035      880,299    80,299     73,441      903,875     103,875      97,017
  8         150,308      869,212    69,212     63,727      892,748    92,748     87,262      924,186     124,186     118,700
  9         173,668      876,313    76,313     72,198      905,639   105,639    101,524      946,501     146,501     142,387
  10        198,102      882,731    82,731     79,988      918,496   118,496    115,754      970,497     170,497     167,754
  15        339,868      903,274   103,274    103,274      980,324   180,324    180,324    1,121,671     321,671     321,671
  20        520,789      897,258    97,258     97,258    1,027,750   227,750    227,750    1,346,453     546,453     546,453
  25        751,702      849,019    49,019     49,019    1,036,736   236,736    236,736    1,671,946     871,946     871,946
  40      1,902,596            0         0          0            0         0          0    3,465,522   2,665,522   2,665,522

(1) Assumes annual premium payments of $15,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes that no Policy loan or partial withdrawal has been made and no optional insurance riders have been selected. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payments.

                             ADDITIONAL INFORMATION

     A general overview of the Policies appears at pages 1 through 20. The additional information that follows gives more details, but generally does NOT repeat what is set forth above.

                                      PAGE TO SEE
CONTENTS OF ADDITIONAL INFORMATION IN THIS PROSPECTUS
---------------------------------- ------------------
Fortis Benefits/Fortis Financial
  Group...........................         21
The Separate Account..............         21
Tax Effects.......................         21
Voting Privileges.................         25
Your Beneficiary..................         25
Assigning Your Policy.............         25
More About Policy Charges.........         26
Effective Date of Policy and
  Related Transactions............         27
More about Our General Account
  Option..........................         28
Distribution of the Policies......         28
Payment of Policy proceeds........         29
Adjustments to Death Benefit......         30
Additional Rights That We Have....         30
Performance Information...........         30
Our Reports to Policy owners......         31
Fortis Management.................         31
Legal Matters.....................         32
Independent Auditors..............         32
Actuarial Experts.................         32
Year 2000 Issues..................         32
Financial Statements..............         32

     Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of words and Phrases that appears at the end of this prospectus (page 32). That index will tell you on what page you can read more about many of the words and phrases that we use.

FORTIS BENEFITS/FORTIS FINANCIAL GROUP

     We are Fortis Benefits Insurance Company ("Fortis"), a stock life insurance company that was founded in 1910. Fortis is a Minnesota corporation and is qualified to sell life insurance and annuity contracts in all states except New York. Fortis is an indirect, wholly-owned subsidiary of Fortis, Inc. which is itself indirectly owned 50% by Fortis (NL) N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.

     Fortis is a member of the Fortis Financial Group, a joint effort of Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc. and Fortis Insurance Company, offering mutual funds, annuities and life insurance products.

     Fortis (NL) N.V. of the Netherlands and Fortis (B) of Belgium, are diversified financial services companies which began operations in the early 1800's. Fortis (NL) N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis.

THE SEPARATE ACCOUNT

     We hold the Mutual Fund shares in which any of your policy value is invested in our Variable Account C. Variable Account C is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on March 16, 1986 under Minnesota law.

     For record keeping and financial reporting purposes, Variable Account C is divided into separate subaccounts each corresponding to one of the available investment options (other than our general account option). We hold the Fund shares in which we invest your policy value for an investment option in its corresponding subaccount.

     The assets in the separate account are our property. Nevertheless, the assets in the separate account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their policy value to the separate account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. It assumes that the Policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. A Policy will be treated as "life insurance" for federal income tax purposes if (a) it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 ("the Code"), and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe it is reasonable to conclude that the Policies will meet these requirements and that:

- the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

- increases in your policy value as a result of interest or investment experience will not be subject to federal income tax unless and until there are certain distributions from your Policy, such as a surrender or a partial withdrawal.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Definition of life insurance. The manner in which Section 7702 definition of life insurance should be applied to the Policy is not directly addressed by the Code. In the absence of such guidance, there is necessarily some uncertainty as to whether a Policy will meet the definition of life insurance, especially if it insures a substandard risk. In such an event, we reserve the right to modify the Policy, the extent possible and appropriate, to qualify it as a life insurance contract under Section 7702. If a Policy were determined not to be a life insurance contract, the Policy would not provide most of the tax advantages normally provided by a life policy.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify, your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our separate account, through the Funds, intends to comply with these requirements.

     In connection with the issuance of the temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a Policy owner to direct his or her investment to particular Funds within a separate account may cause the Policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the separate account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Fortis, and not the owner of a Policy, would be considered the owner of the assets of our separate account.

     Modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

     Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy value at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's face amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in face amount you request or, in some cases, a partial withdrawal or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in tax-free exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of policy value that may be maintained under your Policy.

     Taxation of pre-death distribution if your policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime, as a non-modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest paid on the loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial withdrawal will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable. During the first 15 Policy years, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy value exceeds your basis in your Policy.

     Upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a policy terminates after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, If you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your policy value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Accelerated benefit rider. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the Code, are generally excludable from the payee's gross income. We believe that the benefits provided under our accelerated benefit rider meet the Code's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured person, if the payee has an insurable interest in the insured person's life because the insured is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under a Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $625,000 (or larger amounts specified in the Code to commence in certain future years) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Employee benefit programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal adviser.

     Our Taxes. The operations of our Variable Account C are reported in our federal income tax return, but we currently pay no income tax on the separate account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, no charge is currently being made to the separate account for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are attributable to the Policies.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our separate account or to the Policies.

     The Funds in which your policy value is invested may elect to pass through to Fortis taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to Fortis. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to Fortis.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, If you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES

     You will be entitled to instruct us how to vote the Fund shares held in the subaccounts of Variable Account C and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you are entitled to direct with respect to a particular subaccount is equal to one vote for each $100 in policy value in that subaccount. Fractional votes will be recognized. Variable Account C will vote all shares of each Fund that it holds of record in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the separate account.

     If you are entitled to give us voting instructions, we will send you proxy material and a form for providing such instructions. In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and detail the reasons in our next report to Policy owners.

     Fortis reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

YOUR BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. Two copies of the assignment must be forwarded to us. We are not responsible for any payment we make or any action taken before we receive due and complete notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal, loan or payment from a Policy under an accelerated benefit rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser prior to making an assignment.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the Policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

     If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

     The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

     Any excess from the charges discussed in the preceding paragraph, as well as revenues from the mortality and expense risks charge and the premium tax and sales charges, are primarily intended (a) to defray other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the Policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or (d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.

     Although the preceding paragraphs describe the primary purposes for which charges under the Policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a Policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the Policies.

     Change of smoker status. If the person insured under your Policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the Policy will be applied retroactively for the 12 months prior to the date of the change.

     Gender neutral Policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     Cost of insurance rates. Because of face amount increases, different cost of insurance rates may apply to different increments of face amount under your Policy. If so, we attribute your policy value in proportion to the increments of face amount in order to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 6.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We generally compute values under Policies on each day that we are open for business except, with respect to any investment option, days on which the related Fund does not value its shares. We call each such day a "valuation date."

     We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at our Home Office. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and if so, what the insured person's insurance risk class should be. We generally will issue you a Policy if the insured is age 25-80 and supplies us with satisfactory evidence of insurability. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 if the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Temporary Insurance Agreement." You can obtain a copy from our Home Office by writing to the address shown on the first page of this prospectus or from your Fortis representative.

     Policy Date, Policy months and years. After we approve an application for a Policy and assign an appropriate insurance risk class, we prepare the Policy. The day we begin to deduct charges will appear on your Policy schedule and is called the "Policy date." When temporary insurance has been provided, the Policy date will ordinarily be the date of Part 1 of the insurance application. When no temporary insurance has been provided, the Policy date will ordinarily be 3 days after the date the application is approved. Policy months and years are measured from the Policy date. In order to preserve a younger age at issue for the insured person, we may assign a Policy date to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly anniversaries. Each charge that we deduct monthly is assessed against your policy value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly anniversaries."

     Commencement of investment performance. The first premium payment will be allocated automatically to the general account as of the later of the Policy date or the date the payment is received, and assuming the Policy goes into effect, will earn a rate of return. These payments will be held in the general account generally until the twentieth day after the Policy is mailed for delivery. Then, all premiums plus any earnings will be re-allocated among the general account and the variable investment options according to the selections you have made.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions implemented in response to requests and elections made by you are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

- Increases or decreases you request in the face amount of insurance or changes in the death benefit option take effect on the Policy's monthly anniversary on or next following (1) the date we receive your request or (2) if we require evidence of insurability, the date we approve your request;

- Reinstatements of Policies that have lapsed take effect on the Policy's monthly anniversary on or next following our approval of the transaction;

- We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

- If you exercise the right to return your Policy described on the first page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your Fortis representative; and

- If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. This procedure will not apply to premiums remitted in connection with reinstatement requests.

MORE ABOUT OUR GENERAL ACCOUNT OPTION

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's general account option. Because of applicable exemptive provisions, no interest in this option has been registered under the Securities Act of 1933; nor is our general account an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account option. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. We can at any time change the rate of interest we are paying on any policy value allocated to our general account option, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your policy value, depending on when each portion was allocated to our general account option. Any charges, partial withdrawals, or loans that we take from any policy value that you have in our account option will be taken from each portion in reverse chronological order based on the date that policy value was allocated to this option.

DISTRIBUTION OF THE POLICIES

     Fortis Investors, Inc. ("Investors") is the principal underwriter of the Policies. Its principal office is 500 Bielenberg Drive, Woodbury, MN 55125. Investors is a Minnesota Corporation organized on March 15, 1968. It is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Investors is also the principal underwriter for Variable Account D of Fortis Benefits, First Fortis Life Insurance Company's Separate Account A and Variable Account C, Fortis Advantage Portfolios, Inc., Fortis Capital Fund, Inc., Fortis Growth Fund, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Money Fund, Inc., Fortis Income Portfolios, Inc., Fortis Worldwide Portfolios, Inc., and Special Portfolios, Inc.

     Fortis has an agreement with Investors for promotion and distribution of the Policies. Investors has sales agreements with its registered representatives, as well as various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     As compensation for selling the Policies, Fortis will pay Investors 110.5% of the premiums paid up to the first twelve recommended monthly minimum premiums, 4% of all other premiums paid during the first six years of the Policy and 2% of all premiums in excess of the target amount paid in Policy years seven through ten. We also pay Investors .25% of unloaned policy value annually as a service fee from the eleventh Policy year. We also pay a general marketing allowance to Investors not to exceed an amount agreed to in advance by Fortis and Investors ($5,241,700 for calendar year 1998) for all variable universal life policies issued by Fortis.

     Investors pays compensation not in excess of these amounts to other broker-dealers and banks who sell the Policies. Fortis may pay alternative amounts for sales of the Policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.

     We pay a comparable amount of compensation for any increase of $25,000 or more in the face amount of coverage that you request. In addition, we may pay expense allowances, bonuses, wholesaler fees and training allowances.

     We pay the compensation from our own resources. These payments do not result in any additional charge to you that is not described in this prospectus. Each broker-dealer firm or bank, in turn compensates its registered representative or employee who acts as agent in selling you a Policy.

PAYMENT OF POLICY PROCEEDS

     General. We will pay any death benefit, surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of general account option proceeds. We have the right, however, to defer death benefit payments derived from the portion of your policy value that is allocated to the general account for up to two months; and all other payments or transfers of amounts out of our general account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest at an annual rate of at least 3.5% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of separate account proceeds. We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from that portion of your policy value that is allocated to Variable Account C, if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

- We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require that we measure this time in some other way.)

- We cannot challenge any Policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.

- We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date as of which the additional benefit rider becomes effective.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide within two years after the date on which the Policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding Policy loan and any partial withdrawals. If the insured person commits suicide within two years after the effective date of an increase in face amount that you requested, we will pay the death benefit based on the face amount which was in effect before the increase, plus the monthly insurance deductions for the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

     Wrong age or sex. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

- terminate the automatic rebalancing feature if your policy value falls below $2,000;

-  change the underlying Fund that any investment option uses;

- add or delete investment options, combine two or more investment options, or withdraw assets relating to the Policy from one investment option and put them into another;

- operate Variable Account C under the direction of a committee or discharge such a committee at any time;

- operate the separate account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our separate account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish;

- do any of the following, if in our judgment necessary or appropriate to ensure that the Policies continue to qualify for tax treatment as life insurance: decline to change death benefit options or the face amount of insurance, refuse a partial withdrawal request, require you to pay additional premiums, make distributions from your Policy(which could require payment of taxes and penalties), or make any other changes in your Policy; or

- make other changes in the Policies that do not reduce any surrender value, death benefit, policy value, or other accrued rights or benefits.

PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the subaccounts of the Variable Account C in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's policy value or death benefit. We also may present the yield or total return of the subaccount based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time; including periods beginning with the commencement of the operations of the subaccount or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges. We generally expect to exclude cost of insurance charges because of the individual nature of these charges.

     We may compare a subaccount's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Rating, and The Wall Street Journal. We also may advertise ratings of Fortis' financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any subaccount reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

     If there are any significant changes in the underlying investments of an investment option that you are using, you will be notified as required by law. We intend to comply with applicable law in making any changes and, if necessary, we will seek Policy owner approval.

OUR REPORTS TO POLICY OWNERS

     We will mail you a report annually that includes information about your Policy's current death benefit, policy value, surrender value and Policy loans. Notices will be sent to you to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should therefore give us prompt written notice of any address change.

FORTIS MANAGEMENT

     The directors and executive officers, to the extent responsible for variable life insurance operations, of Fortis Benefits are listed below, together with their principal occupations and business experience for the past five years:

OFFICER-DIRECTORS
--------------------------
Robert Brian Pollock
  (4).....................  President and Chief
                            Executive Officer.
Dean C. Kopperud (1)......  Executive Vice President;
                            also officer of affiliated
                            companies.
Michael John Peninger
  (4).....................  Executive Vice President--
                            Operations and Finance,
                            and Chief Financial
                            Officer
OTHER DIRECTORS
--------------------------
Allen Royal Freedman
  (2).....................  Chairman and Chief
                            Executive Officer of
                            Fortis, Inc.
J. Kerry Clayton (2)......  Executive Vice President
                            of Fortis, Inc.
Arie Aristide Fakkert
  (3).....................  Assistant General Manager
                            of Fortis International
                            N.V.
Alan W. Feagin (5)........  President and CEO of
                            United Family Life
                            Insurance Company
EXECUTIVE OFFICERS
--------------------------
Peggy Ettestad (1)........  Senior Vice President--
                            Operations; before then
                            Vice President, General
                            Electric Company
Rhonda J. Schwartz (1)....  Senior Vice President and
                            General Counsel, Fortis
                            Financial Group; before
                            then Secretary and General
                            Counsel of Fortis, Inc.
Jon H. Nicholson (1)......  Senior Vice President--
                            Custom Solutions Group
Melinda S. Urion (1)......  Senior Vice President and
                            Chief Financial Officer,
                            Fortis Financial Group;
                            before then Senior Vice
                            President--Finance & CFO
                            of American Express
                            Financial Corporation
Dickson W. Lewis (1)......  Senior Vice President--
                            Distribution and
                            Marketing; before then
                            President of
                            Hedstrom/Blessing
                            Marketing.

------------------------------
(1) Address: Fortis Benefits Insurance Company, P.O. Box 64271, St. Paul, MN 55164. Fortis Benefits is a wholly-owned subsidiary of Fortis Insurance Company, 501 West Michigan, Milwaukee, WI 53201, which is itself wholly-owned by Fortis, Inc.

(2) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005. Fortis, Inc., is wholly owned by Fortis International, N.V., which is itself wholly owned by AMEV/VSB 1990 N.V. The latter two companies share the same address as Fortis (NL) N.V. AMEV/VSB 1990 N.V. is 50% owned by Fortis (NL) N.V. and 50% owned by Fortis (B), Boulevard Emile Jacqmain 53, Brussels, Belgium.

(3) Address: Fortis (NL) N.V., Archimedeslaan 10, 3584 BA Utrecht, The Netherlands.

(4) Address: 2323 Grand Avenue, Kansas City, MO 64108.

(5) Address: 230 John Wesley Dobbs Avenue, Atlanta, GA 30303

LEGAL MATTERS

     We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Variable Account C. Douglas R. Lowe, Associate General Counsel, has opined as to the validity of the Policies. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Fortis about certain federal securities and tax law matters in connection with the Policies.

INDEPENDENT AUDITORS

     Ernst & Young, LLP, independent auditors, have audited the financial statements of Fortis at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the statements of net assets of Variable Account C at December 31, 1998, and the related statements of changes in net assets for each of the two years in the period ended December 31, 1998, as set forth in their report. We've included the financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

ACTUARIAL EXPERTS

     Actuarial matters in this prospectus have been examined by Kay M. Doughty, ASA, MAAA, Staff Actuary. Her opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

YEAR 2000 ISSUES

     The computer systems we use to process Policy transactions and valuations need to be adjusted to be able to continue to administer the Policies after Year 2000. Fortis is devoting all resources necessary to make these systems modifications and expects that the necessary changes will be completed on time and in a way that will result in no disruption to its Policy servicing operations. However, as is the case with most system conversion projects, risks and uncertainties exist, due in part to reliance on third party vendors. Nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on Fortis' ability to perform its Policy servicing operations. We are closely monitoring these entities to avoid any unforeseen circumstances. See Note 17 to Fortis' financial statements.

FINANCIAL STATEMENTS

     The financial statements of Fortis and Variable Account C included in this Prospectus should be considered only as bearing upon the ability of Fortis to meet its obligations under the Policies.

     Fortis generally reinsures risks for non-group insurance in excess of $500,000 per insured with other insurance companies. See Note 9 to Fortis' financial statements.

The Board of Directors
REPORT OF INDEPENDENT AUDITORS
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1998 and 1997, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young, LLP


February 19, 1999
Minneapolis, MN

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                               DECEMBER 31
                                                        ----------------------
                                                           1998        1997
                                                        ---------    ---------
ASSETS
Investments:

  Fixed maturities, at fair value (amortized cost
   1998--$2,315,904; 1997--$2,325,589)................ $ 2,402,343  $ 2,415,915

  Equity securities, at fair value
   (cost 1998--$141,947;  1997--$88,719)..............     157,851      109,832
  Mortgage loans on real estate, less allowance
   for possible  losses (1998 and 1997--$11,085)......     610,131      602,064
  Policy loans........................................      74,950       68,566
  Short-term investments..............................      31,868       70,537
  Real estate and other investments...................      56,297       55,035
                                                       -----------  -----------
                                                         3,333,440    3,321,949

Cash and cash equivalents.............................         668        9,901

Receivables:

  Uncollected premiums................................      61,883       74,220
  Reinsurance recoverable on unpaid and paid losses...      14,853       13,852
  Other...............................................      17,641       19,762
                                                       -----------  -----------
                                                            94,377      107,834

Accrued investment income.............................      42,831       47,376
Deferred policy acquisition costs.....................     331,938      291,742
Property and equipment at cost, less
 accumulated depreciation.............................      30,712       42,773
Deferred federal income taxes.........................      17,904       15,037
Other assets..........................................       3,923        4,250
Assets held in separate accounts......................   3,742,403    2,978,622
                                                       -----------  -----------
TOTAL ASSETS.......................................... $ 7,598,196  $ 6,819,484
                                                       ===========  ===========

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                            DECEMBER 31
                                                       -------------------------
                                                          1998          1997
                                                       -----------   -----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
POLICY RESERVES AND LIABILITIES:

 Future policy benefit reserves:

   Traditional life insurance......................... $  450,776     $  449,017
   Interest sensitive and investment products.........  1,238,125      1,264,227
   Accident and health................................    861,334        792,249
                                                       ----------     ----------
                                                        2,550,235      2,505,493

  Unearned revenues...................................     13,393         10,653
  Other policy claims and benefits payable............    255,350        260,596
  Policyholder dividends payable......................      8,189          8,197
                                                       ----------     ----------
                                                        2,827,167      2,784,939

  Debt................................................     20,141         26,433
  Accrued expenses....................................     57,860         49,909
  Current income taxes payable........................      4,168         10,549
  Other liabilities...................................     86,226        113,222
  Due to affiliates...................................      9,479          6,925
  Liabilities related to separate accounts............  3,707,687      2,947,401
                                                       ----------     ----------
TOTAL POLICY RESERVES AND LIABILITIES.................  6,712,728      5,939,378

COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY:

  Common Stock, $5 par value:
    Authorized, issued and outstanding
      shares--1,000,000...............................      5,000          5,000
    Additional paid-in capital........................    468,000        468,000
    Retained earnings.................................    344,605        332,723
    Accumulated other comprehensive income............     67,863         74,383
                                                       ----------     ----------
TOTAL SHAREHOLDER'S EQUITY............................    885,468        880,106
                                                       ----------     ----------
TOTAL POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S
  EQUITY.............................................. $7,598,196     $6,819,484
                                                       ==========     ==========

                            See accompanying notes.

FORTIS BENEFITS INSURANCE COMPANY
STATEMENTS OF INCOME
(IN THOUSANDS)



                                                               YEAR ENDED DECEMBER 31
                                                        -------------------------------------
                                                           1998         1997          1996
                                                        ---------    ---------     ----------

REVENUES
 Insurance operations:
  Traditional life insurance premiums...............   $  260,567    $  269,540    $  258,496
  Interest sensitive and investment
    product policy charges..........................       85,551        77,429        63,336
  Accident and health insurance premiums............      953,652       891,037       974,046
                                                       ----------    ----------    ----------
                                                        1,299,770     1,238,006     1,295,878
  Net investment income.............................      234,043       228,724       206,023
  Net realized gains on investments.................       52,404        41,101        25,731
  Other income......................................       44,671        36,458        31,725
                                                       ----------    ----------    ----------
    TOTAL REVENUES..................................    1,630,888     1,544,289     1,559,357

BENEFITS AND EXPENSES
  Benefits to policyholders:
   Traditional life insurance.......................      189,337       204,497       220,227
   Interest sensitive investment products...........       96,178       103,077        90,358
   Accident and health claims.......................      798,036       707,113       778,439
                                                       ----------    ----------    ----------
                                                        1,083,551     1,014,687     1,089,024

Policyholder dividends..............................        3,486         2,935         4,169
Amortization of deferred policy acquisition costs...       33,365        43,931        39,325
Insurance commissions...............................      118,710       107,378        94,723
General and administrative expenses.................      299,492       273,128       242,825
                                                       ----------    ----------    ----------
    TOTAL BENEFITS AND EXPENSES.....................    1,538,604     1,442,059     1,470,066
                                                       ----------    ----------    ----------
Income before federal income taxes..................       92,284       102,230        89,291
Federal income taxes................................       30,402        35,120        31,099
                                                       ----------    ----------    ----------
NET INCOME...........................................  $   61,882    $   67,110    $   58,192
                                                       ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)



                                                                                           ACCUMULATED
                                                                   ADDITIONAL                  OTHER
                                                          COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL       STOCK     CAPITAL      EARNINGS   (LOSS) INCOME
                                          ------------  ---------- ----------- ----------- ---------------

Balance, January 1, 1996...............     $711,098      $5,000     $408,000    $207,421     $ 90,677
 Comprehensive income (loss):
  Net income...........................       58,192          --           --      58,192           --
  Change in unrealized gains (losses)
   on investments, net..................     (48,617)         --           --          --      (48,617)
                                            --------
 Total Comprehensive income (loss).....        9,575
 Additional paid-in capital............       60,000          --        60,000         --           --
                                            --------      ------      --------   --------     --------
Balance, December 31, 1996.............      780,673       5,000       468,000    265,613       42,060
 Comprehensive income:
  Net income...........................       67,110          --            --     67,110           --
  Change in unrealized gains (losses)
   on investments, net.................       32,323          --            --         --       32,323
                                            --------      ------      --------   --------     --------
 Total Comprehensive income............       99,433
                                            --------
Balance, December 31, 1997.............      880,106       5,000       468,000    332,723       74,383
 Comprehensive income (loss):
  Net income...........................       61,882          --            --     61,882           --
  Change in unrealized gains (losses)
   on investments, net.................       (6,520)         --            --         --       (6,520)
                                             -------
 Total Comprehensive income (loss).....       55,362
 Dividend..............................      (50,000)         --            --    (50,000)          --
                                            --------      ------      --------   --------     --------
Balance, December 31, 1998.............     $885,468      $5,000      $468,000   $344,605     $ 67,863
                                            ========      ======      ========   ========     ========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)



                                                                                      YEAR ENDED DECEMBER 31
                                                                               ------------------------------------------
                                                                                   1998           1997         1996
                                                                               ------------   ------------   ------------

OPERATING ACTIVITIES
  Net income............ ...................................................    $    61,882    $    67,110    $    58,192
  Adjustments to reconcile net income to net cash provided by operating activities:

  Increase (decrease) in future policy benefit reserves for traditional,
    interest sensitive and acc and health policies..........................        106,135         (2,496)        26,193
  (Decrease) increase in other policy claims and benefits and policyholder
    dividends payable.......................................................         (2,514)        68,070         18,638
  Provision for deferred federal income taxes...............................            417         (6,449)        (1,094)
  (Decrease) increase in income taxes payable...............................         (6,381)        (6,875)        12,049
  Amortization of deferred policy acquisition costs.........................         33,365         43,931         39,325
  Policy acquisition costs deferred.........................................        (73,147)       (69,694)       (66,515)
  Provision for mortgage loan losses........................................             --          1,388          1,344
  Provision for depreciation................................................         12,409         14,351         17,312
  Write-off of investment...................................................             --          3,000             --
  Amortization of investment (discounts) premiums, net......................         (3,200)          (466)         1,821
  Change in receivables, accrued investment income, unearned premiums,
    accrued expenses and other liabilities..................................         (4,455)        (2,720)        38,614
  Net realized gains on investments.........................................        (52,404)       (41,101)       (25,731)
  Other.....................................................................            169        (12,496)          (261)
                                                                                -----------    -----------    -----------
     NET CASH PROVIDED BY OPERATING ACTIVITIES..............................         72,276         55,553        119,887

INVESTING ACTIVITIES
  Purchases of fixed maturity investments...................................     (2,380,511)    (3,611,770)    (2,778,352)
  Sales and repayments of fixed maturity investments........................      2,428,207      3,378,898      2,652,887
  Decrease (increase) in short-term investments.............................         38,669        112,280        (29,318)
  Purchases of other investments............................................       (408,998)      (209,771)      (210,182)
  Sales of other investments................................................        352,873        205,084        163,569
  Purchases of property and equipment.......................................           (356)        (4,242)       (10,992)
  Other.....................................................................             --           (617)            --
                                                                                -----------    -----------    -----------
     NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES....................         29,884       (130,138)      (212,388)

FINANCING ACTIVITIES
  Activities related to investment products:
    Considerations received.................................................        215,693        200,760        128,446
    Surrenders and death benefits...........................................       (326,457)      (190,361)      (125,274)
    Interest credited to policyholders......................................         49,371         53,613         49,802
  Dividend..................................................................        (50,000)            --             --
  Additional paid-in capital from shareholder...............................             --             --         60,000
                                                                                -----------    -----------    -----------

     NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES....................       (111,393)        64,012        112,974
                                                                                -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............................         (9,233)       (10,573)        20,473
     CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR.........................          9,901         20,474              1
                                                                                -----------    -----------    -----------
     CASH AND CASH EQUIVALENTS AT END OF YEAR...............................    $       668    $     9,901    $    20,474
                                                                                ===========    ===========    ===========
NON CASH ACTIVITY
  Investment acquired through issuance of debt..............................    $    11,948    $    18,100             --
                                                                                -----------    -----------    -----------


                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

DECEMBER 31, 1998

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Fortis Benefits Insurance Company (the Company) is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. To date, the majority of the Company's revenues have been derived from group employee benefits products and the remainder from individual life and annuity products.

BASIS OF STATEMENT PRESENTATION

During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, REPORTING COMPREHENSIVE INCOME. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows generally accepted accounting principles which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES

Premiums for traditional life insurance are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 2.5% to 8.75% in 1998, 1997 and 1996.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1964 Commissioners Disability Table at 6% interest. Calculated reserves are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE

Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. For accident and health (excluding long-term care) and group life insurance products, these costs represent the present value at the acquisition of these lines in the October 1, 1991 purchase (see Note 2) of future profits which are amortized against the expected premium revenues of the lines acquired. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS

The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in pattern of amortization of deferred policy acquisition costs and participating policyholder dividends are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at unpaid balance, adjusted for amortization of premium or discount, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consists principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity basis of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property.

INCOME TAXES

Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS

Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of operations.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS

There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS

The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

RECLASSIFICATIONS

Certain amounts in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.

2.   ACQUIRED BUSINESS

     In 1991, the Company purchased certain assets and assumed certain liabilities from The Mutual Benefit Life Insurance Company in Rehabilitation
(MBL). The seller transferred to the Company, the assets and liabilities relating to the group life, accident and health, disability and dental insurance business of MBL. The acquisition was accounted for as a purchase. The original purchase price of the acquisition was $318,000,000. Subsequent additional payments of $20,850,000 were made in 1994. These additional payments, as well as $126,515,000 of the original purchase price represent the estimated present value of future profits on the lines of business acquired at the date of acquisition and have been accounted for as deferred policy acquisition costs (see Note 4).

FORTIS BENEFITS INSURANCE COMPANY

3.   INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The following is a summary of the available-for-sale securities (in thousands):

                                                    GROSS      GROSS
                                        AMORTIZED UNREALIZED UNREALIZED  FAIR
                                          COST       GAIN       LOSS     VALUE
                                       ---------- ---------- ---------- --------
December 31, 1998
Fixed maturities:

  Governments......................... $  321,047  $  5,994  $   436  $  326,605
  Public utilities....................    190,792     7,769    1,704     196,857
  Industrial and miscellaneous........  1,723,183    79,137    6,451   1,795,869
  Other...............................     80,882     2,181       51      83,012
                                       ----------  --------  -------  ----------
  Total fixed maturities..............  2,315,904    95,081    8,642   2,402,343
  Equity securities...................    141,947    18,238    2,334     157,851
                                       ----------  --------  -------  ----------
    Total............................. $2,457,851  $113,319  $10,976  $2,560,194
                                       ==========  ========  =======  ==========

December 31, 1997
Fixed maturities:

 Governments..........................  $ 228,856  $  8,698  $    30  $  237,524
 Public utilities.....................    121,128     4,217       13     125,332
 Industrial and miscellaneous.........  1,932,894    77,442    1,625   2,008,711
 Other................................     42,711     1,637       --      44,348
                                       ----------  --------  -------- ----------
 Total fixed maturities...............  2,325,589    91,994    1,668   2,415,915
 Equity securities....................     88,719    24,769    3,656     109,832
                                       ----------  --------  -------  ----------
    Total............................. $2,414,308  $116,763  $ 5,324  $2,525,747
                                       ==========  ========  =======  ==========


The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1998, by contractual maturity, are shown below (in thousands).


                                                          AMORTIZED     FAIR
                                                             COST       VALUE
                                                         ----------  -----------
Due in one year or less................................. $   89,349  $    89,935
Due after one year through five years...................    759,046      775,131
Due after five years through ten years..................    614,280      640,042
Due after ten years.....................................    853,229      897,235
                                                         ----------  -----------
Total................................................... $2,315,904  $ 2,402,343
                                                         ==========  ===========


Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

MORTGAGE LOANS

The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 36% and 37% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1998 and 1997, respectively. Loan commitments outstanding totaled $11,590,000 at December 31, 1998.

INVESTMENTS ON DEPOSIT

The Company had fixed maturities carried at $19,978,000 and $2,548,000 at December 31, 1998 and 1997, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE

In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

FORTIS BENEFITS INSURANCE COMPANY

NET UNREALIZED GAINS (LOSSES)

The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                       TAX
                                                      BEFORE-TAX    (BENEFIT)     NET-OF-TAX
                                                        AMOUNT       EXPENSE        AMOUNT
                                                      ----------   -----------    -----------
December 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments...................................      $ 32,614     $(11,562)      $ 21,052
  Decrease (increase) in amortization of deferred
   policy acquisition costses....................           414         (145)           269
  Reclassification adjustment for gains realized
   in net income.................................       (42,832)      14,991        (27,841)
                                                       --------     --------       --------
Other comprehensive income (loss)................      $ (8,804)    $  3,284       $ (6,520)
                                                       ========     ========       ========

December 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
    investments.................................       $ 93,826     $(33,796)      $ 60,030
  Decrease (increase) in amortization of deferred
   policy acquisition costs.....................         (2,096)         771         (1,325)
  Reclassification adjustment for gains realized
   in net income.................................       (40,587)      14,205        (26,382)
                                                       --------     --------       --------
Other comprehensive income......................       $ 51,143     $(18,820)      $ 32,323
                                                       ========     ========       ========

December 31, 1996
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
   investments..................................       $(61,450)    $ 24,823       $(36,627)
  Decrease (increase) in amortization of deferred
   policy acquisition costs.....................          3,376       (1,316)         2,060
  Reclassification adjustment for gains realized
   in net  income...............................        (21,615)       7,565        (14,050)
                                                       --------     --------       --------
Other comprehensive loss........................       $(79,689)    $ 31,072       $(48,617)
                                                       ========     ========       ========



NET INVESTMENT INCOME AND NET REALIZED GAINS ON INVESTMENTS

Major categories of net investment income and realized gains on investments for each year were as follows (in thousands):

                                                          1998         1997           1996
                                                       ---------    ---------      ---------

NET INVESTMENT INCOME
Fixed maturities.....................................  $160,163     $160,444       $141,973
Equity securities....................................     8,656        9,306          6,682
Mortgage loans on real estate........................    57,031       54,662         52,949
Policy loans.........................................     4,653        4,144          3,195
Short-term investments...............................     1,701        2,851          5,175
Real estate and other investments....................     8,194        4,635          5,358
                                                       --------     --------       --------
                                                        240,398      236,042        215,332
Expenses.............................................    (6,355)      (7,318)        (9,309)
                                                       --------     --------       --------
                                                       $234,043     $228,724       $206,023
                                                       ========     ========       ========

NET REALIZED GAINS ON INVESTMENTS
Fixed maturities....................................   $ 34,320     $ 13,827       $  3,334
Equity securities...................................      8,512       26,760         18,281
Mortgage loans on real estate.......................      (198)          301           (144)
Short-term investments..............................          5           --             57
Real estate and other investments...................      9,765          213          4,203
                                                       --------     --------       --------
                                                       $ 52,404     $ 41,101       $ 25,731
                                                       ========     ========       ========

Proceeds from sales of investments in fixed maturities were $2,460,316,000, $3,360,682,000 and $2,652,887,000 in 1998, 1997 and 1996, respectively. Gross gains of $44,360,000, $30,860,000 and $28,606,000 and gross losses of
$10,040,000, $17,033,000 and $25,272,000 were realized on the sales in 1998,
1997 and 1996, respectively.

FORTIS BENEFITS INSURANCE COMPANY

4.   DEFERRED POLICY ACQUISITION COSTS

     The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                            INTEREST
                                                          SENSITIVE AND     ACCIDENT
                                            TRADITIONAL     INVESTMENT         AND
                                                LIFE         PRODUCTS        HEALTH          TOTAL
                                             ----------     ----------     ----------     ---------
Balance January 1, 1997.....................  $ 33,157       $221,036        $13,882       $268,075
Acquisition costs deferred..................        --         69,694             --         69,694
Acquisition costs amortized.................   (10,988)       (24,251)        (8,692)       (43,931)
Increased amortization of deferred
  acquisition costs from unrealized gains on
  available-for-sale securities.............        --         (2,096)            --         (2,096)
                                              --------       --------        -------       --------
Balance, December 31, 1997..................    22,169        264,383          5,190        291,742
Acquisition costs deferred..................        --         69,921          3,226         73,147
Acquisition costs amortized.................    (7,609)       (20,256)        (5,500)       (33,365)
Decreased amortization of deferred
  acquisition costs from unrealized gains on
  available-for-sale securities.............        --            414             --            414
                                              --------       --------        -------       --------
Balance, December 31, 1998..................  $ 14,560       $314,462        $ 2,916       $331,938
                                              ========       ========        =======       ========

Included within total deferred policy acquisition costs at December 31, 1997 is $10,434,000 of present value of future profits (PVP) resulting from acquisitions accounted for as a purchase. All remaining PVP was amortized in 1998.

During 1998, 1997 and 1996, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in additional amortization of deferred acquisition costs of $3,357,000, $732,000 and $1,894,000, respectively.

5.   PROPERTY AND EQUIPMENT

     A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                           1998             1997
                                                                          --------        --------
Land..................................................................... $  1,900        $  1,900
Building and improvements................................................   24,319          24,148
Furniture and equipment..................................................   87,714          87,537
                                                                          --------        --------
                                                                           113,933         113,585

Less accumulated depreciation............................................  (83,221)        (70,812)
                                                                          --------        --------
Net property and equipment............................................... $ 30,712        $ 42,773
                                                                          ========        ========


6.   ACCIDENT AND HEALTH RESERVES

     Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                        YEAR ENDED DECEMBER 31
                                                                   ---------------------------------
                                                                     1998        1997         1996
                                                                ----------     --------     --------
Balance as of January 1, net of reinsurance recoverables....... $  988,036     $947,711     $928,832
Add: Incurred losses related to:
  Current year.................................................    826,009      773,316      865,907
  Prior years..................................................    (27,973)     (59,634)     (64,094)
                                                                ----------     --------     --------
     Total incurred losses.....................................    798,036      713,682      801,813
Deduct: Paid losses related to:
  Current year.................................................    469,881      437,405      549,144
  Prior years..................................................    254,308      235,952      233,790
                                                                ----------     --------     --------
     Total paid losses.........................................    724,189      673,357      782,934
                                                                ----------     --------     --------
Balance as of December 31, net of reinsurance recoverables..... $1,061,883     $988,036     $947,711
                                                                ==========     ========     ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

The liability for unpaid accident and health claims includes $915,368,000, $854,940,000 and $805,510,000 of total disability income reserves as of December 31, 1998, 1997 and 1996, respectively, which were discounted for anticipated interest earnings assuming a 6.0% interest rate.

FORTIS BENEFITS INSURANCE COMPANY

6.   ACCIDENT AND HEALTH RESERVES (CONTINUED)

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs due to less uncertainty in the health business and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

7.   FEDERAL INCOME TAXES

     The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis, Inc. (Fortis). Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

The significant components of the Company's deferred tax liabilities and assets as of December 31, 1998 and 1997 are as follows (in thousands):

                                                                 1998      1997
                                                                -----      ----
Deferred tax assets:
  Separate account assets/liabilities....................... $ 87,300   $ 56,620
  Reserves..................................................   27,586     43,143
  Claims and benefits payable...............................    8,089     15,238
  Accrued liabilities.......................................   10,113      8,785
  Investments...............................................    3,861      4,795
  Other.....................................................    2,723      3,042
                                                             --------   --------
     Total deferred tax assets..............................  139,672    131,623

Deferred tax liabilities:
  Deferred policy acquisition costs.........................   82,031     72,369
  Unrealized gains..........................................   35,591     39,015
  Fixed assets..............................................    3,150      3,914
  Investments...............................................      982      1,220
  Other.....................................................       14         68
                                                             --------   --------
     Total deferred tax liabilities.........................  121,768    116,586
                                                             --------   --------
     Net deferred tax asset................................. $ 17,904   $ 15,037
                                                             ========   ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                    1998        1997     1996
                                                   -----        ----     ----

Current.......................................... $ 30,232   $ 41,569  $ 32,193
Deferred.........................................      170     (6,449)   (1,094)
                                                  --------   --------- --------
                                                  $ 30,402   $ 35,120  $ 31,099
                                                  ========   ========= ========


Federal income tax payments and refunds resulted in net payments of $36,367,000, $58,859,000 and $16,434,000 in 1998, 1997 and 1996, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                       1998     1997       1996
                                                       ----     ----       ----
Statutory income tax rate........................      35.0%    35.0%      35.0%
Other, net.......................................      (2.1)     (.6)       (.2)
                                                       ----     ----       ----
                                                       32.9%    34.4%      34.8%
                                                       ====     ====       ====

FORTIS BENEFITS INSURANCE COMPANY

8.   ASSETS HELD IN SEPARATE ACCOUNTS

     Separate account assets at December 31 were as follows (in thousands):

                                                                               1998         1997
                                                                            ----------   ----------
Premium and annuity considerations for the variable annuity products and variable universal life products for which the contract holder,
  rather than the Company, bears the investment risk...................     $3,707,687   $2,947,401
Assets of the separate accounts owned by the Company, at fair value....         34,716       31,221
                                                                            ----------   ----------
                                                                            $3,742,403   $2,978,622
                                                                            ==========   ==========



9.   REINSURANCE

     In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $5,601,000, $5,742,000 and $6,144,000 of premium from First Fortis in 1998, 1997 and 1996, respectively. The Company has assumed $9,315,000, $5,452,000 and $3,599,000 of reserves in 1998, 1997 and 1996, respectively, from
First Fortis.

The maximum amount that the Company retains on any one life is $500,000 of life insurance including accidental death. Amounts in excess of $500,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):


                                                                       1998      1997      1996
                                                                      -------   -------   -------
Life insurance.....................................................   $ 6,983   $ 8,159   $ 8,680
Accident and health insurance......................................    13,862    13,712     6,793
                                                                      -------   -------   -------
                                                                      $20,845   $21,871    15,473
                                                                      =======   =======   =======


Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):


                                                                       1998      1997      1996
                                                                      -------   -------   -------
Life insurance.....................................................   $ 4,549   $ 2,973   $ 7,225
Accident and health insurance......................................     9,465    14,781     5,993
                                                                      -------   -------   -------
                                                                      $14,014   $17,754   $13,218
                                                                      =======   =======   =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

10.  DIVIDEND RESTRICTIONS

     Dividend distributions to parent are restricted as to amount by state regulatory requirements. The Company had $47,341,000 free from such restrictions as December 31, 1998. Distributions in excess of this amount would require regulatory approval.

11.  REGULATORY ACCOUNTING REQUIREMENTS

     Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. While the NAIC has recently completed a project to codify statutory accounting practices, which may result in changes to the accounting practices that insurance enterprises use to prepare their statutory-basis financial statements, adoption by Minnesota is not anticipated before 2001.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

FORTIS BENEFITS INSURANCE COMPANY

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):



                                                      NET INCOME (LOSS)           SHAREHOLDER'S EQUITY
                                              ---------------------------------   ---------------------
                                                 1998        1997        1996       1998        1997
                                              ---------   ---------   ---------   ---------   ---------
Based on statutory accounting practices....  $  14,841   $  62,593     $ 55,046   $ 478,405   $ 528,671
Deferred policy acquisition costs..........     39,782      25,763       27,190     331,938     291,742
Investment valuation differences...........        745        (497)      (2,219)    100,165      80,245
Deferred and uncollected premiums..........   (103,982)   (107,194)      (4,096)     (7,246)     (7,453)
Policy reserves............................     97,452      89,895      (19,873)   (156,889)   (150,649)
Commissions................................         --      (3,171)      (1,639)         --          --
Current income taxes payable...............        925       6,450        2,386     (10,920)      3,712
Deferred income taxes......................       (417)      6,449       (1,094)     17,904        (520)
Realized gains on investments..............        356         251        2,599          --          --
Realized gains transferred to the Interest
 Maintenance Reserve (IMR), net of tax.....     22,748       9,644        2,335          --          --
Amortization of IMR, net of tax............     (7,128)     (6,315)      (6,130)         --          --
Write-off of investment....................         --     (11,705)          --          --          --
Pension expense............................         81      (4,153)          --      (6,440)     (6,137)
Guaranty Funds.............................         --          --        3,023          --          --
Property and equipment.....................         --          --           --       5,951      15,520
Interest maintenance reserve...............         --          --           --      68,968      53,348
Asset valuation reserve....................         --          --           --      90,986      75,939
Mortgage loans on real estate..............         --          --           --     (20,141)         --
Other, net.................................     (3,521)       (900)         664      (7,213)     (4,312)
                                             ---------   ---------     --------   ---------   ---------
As reported herein.........................  $  61,882   $  67,110     $ 58,192   $ 885,468   $ 880,106
                                             =========   =========     ========   =========   =========


12.  TRANSACTIONS WITH AFFILIATED COMPANIES

     The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1998, 1997 and 1996, were $13,077,000, $12,015,000 and $13,319,000, respectively.
During 1997 Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $55,910,000 and $28,525,000 for years ended December 31, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $72,638,000, $72,105,000 and $68,616,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1998, 1997 and 1996, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

13.  FAIR VALUE DISCLOSURES

VALUATION METHODS AND ASSUMPTIONS

The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. As the debt was underwritten in 1998 and 1997, the outstanding balance is considered a reasonable estimate of fair value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

FORTIS BENEFITS INSURANCE COMPANY

     The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.


                                                                  (IN THOUSANDS)
                                                                   DECEMBER 31
                                                -----------------------------------------------------
                                                         1998                        1997
                                                -------------------------    ------------------------
                                                  CARRYING       FAIR          CARRYING        FAIR
                                                   AMOUNT       VALUE           AMOUNT        VALUE
                                                -----------   -----------    -----------   ----------

Assets:
  Investments:

    Securities available-for-sale:

      Fixed maturities........................  $2,402,343     $2,402,343    $2,415,915    $2,415,915
      Equity securities.......................     187,851        157,851       109,832       109,832
  Mortgage loans on real estate...............     610,131        662,984       602,064       661,055
  Policy loans................................      74,950         74,950        68,566        68,566
  Short-term investments......................      31,868         31,868        70,537        70,537
  Assets held in separate accounts............   3,742,403      3,742,403     2,978,622     2,978,622

Liabilities:
  Individual and group annuities (subject
    to discretionary  withdrawal).............  $  923,102     $  894,019    $  977,495    $  945,558
  Debt........................................      20,141         20,141        26,433        26,433
  Liabilities related to Separate Accounts....   3,707,687      3,707,687     2,947,401     2,947,401


14.  COMMITMENTS AND CONTINGENCIES

     The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

15. RETIREMENT AND OTHER EMPLOYEE BENEFITS

     The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis' funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $1,627,000, $1,594,000 and $1,354,000 for 1998, 1997 and 1996,
respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,610,000, $3,926,000 and $3,913,000 for 1998, 1997 and 1996, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis-sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

Net postretirement benefit costs allocated to the Company for the years ended December 31, 1998, 1997 and 1996 were $0, $304,000 and $290,000, respectively, and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $(5,200), $20,000 and $8,000 in 1998, 1997 and 1996, respectively, as claims were incurred.

FORTIS BENEFITS INSURANCE COMPANY

16.  DEBT

     A summary of debt at December 31 for each year follows (in thousands):


                                                                                  1998      1997
                                                                                -------   -------
Mortgage note bearing a floating interest rate of 200 basis points over LIBOR,
  (5.07% at December 31, 1998 and 5.84% at December 31, 1997) adjustable every six months, principal and interest due monthly, matures
  July 2001.................................................................    $ 3,088   $ 3,150
Mortgage note bearing fixed interest at 7.6% principal and interest due
  monthly, matures October 2002.............................................      5,105     5,183
Mortgage note bearing fixed interest at 6.52%, principal and interest due
  monthly, matures July 2009................................................      5,000        --
Mortgage note bearing fixed interest at 7.14%, principal and interest due
  monthly, matures April 2008...............................................      6,948        --
Mortgage note bearing a floating interest rate of 225 basis points over
  LIBOR.....................................................................         --    18,100
                                                                                -------   -------
                                                                                $20,141   $26,433
                                                                                =======   =======


Maturities of the debt as of December 31, 1998 are as follows (in thousands):


1998...............................................................................    $   280
1999...............................................................................        344
2000...............................................................................      3,328
2001...............................................................................      5,030
2002...............................................................................        251
Thereafter.........................................................................     10,908
                                                                                       -------
                                                                                       $20,141
                                                                                       =======


These mortgage notes are collateralized by certain real estate investments included in real estate and other investments in the balance sheet.

Interest expense paid by the Company during 1998 and 1997 on this debt was approximately $1,362,000 and $1,075,000, respectively.

17.  YEAR 2000 (UNAUDITED)

INTRODUCTION. The Company relies heavily on information technology ("IT") systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The Company also has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.

STATE OF READINESS. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team ("Team"). The Company is a part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and is currently executing a comprehensive plan designed to make the Company's IT systems Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. The Company has completed the inventory stage for its internal hardware, software and telecommunications systems (mainframe and client/server applications). The assessment process is also complete and the Company is utilizing both internal and external resources to reprogram or replace the systems where necessary, and testing the applications for Year 2000 readiness. Programming, testing and certification of these systems and applications are targeted for completion by the end of 1999.

COSTS. The cost of the Company portion of the Year 2000 project is estimated at $27.7 million (pre-tax) and is being funded through operating cash flows. Total Year 2000 project costs are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. As of December 31, 1998, approximately $15.5 million (pre-tax) had already been expensed. The Company believes that its Year 2000 project generally is on schedule.

RISKS. The Company is attempting to limit the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationships and by developing contingency/recovery plans. The Company cannot guarantee that it will be able to identify and/or resolve all of its Year 2000 issues. Any critical unresolved Year 2000 issues at the Company or its external relationships, however, could have a material adverse effect on the Company's results of operations, liquidity or financial condition. If the Company's Year 2000 issues were unresolved, potential consequence would include, among other possibilities, the inability to accurately and timely process benefit claims, update customer's accounts, process financial transactions, bill customers, assess exposure to risks, determine liquidity requirements or report accurate data to management, shareholders, customers, regulators and others as well as business interruptions or shutdowns, financial losses, harm to its reputation, increased scrutiny by regulators and litigation related to Year 2000 issues.

CONTINGENCY PLANS. Consistent with prudent due diligence efforts, the Company has defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there be an unexpected system failure. The Company has developed plans that are designed to reduce the negative impact on Fortis, and provide methods of returning to normal operations, if failure occurs.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of Fortis Benefits Insurance Company Variable Account C (comprised of the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts) as of December 31, 1998, and the related statements of changes in net assets for each of the two years in the periods then ended, except for the Fortis Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts which are for the period May 1, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of Fortis Benefits Insurance Company Variable Account C at December 31, 1998, and the individual and combined changes in its net assets for the periods described above, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Minneapolis, Minnesota
March 19, 1999

STATEMENTS OF NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1998



                                                                                             ATTRIBUTABLE TO FORTIS
                                                                            NET ASSETS AT      BENEFITS INSURANCE
                                                 SHARES         COST         MARKET VALUE           COMPANY
                                                ---------   -------------   -------------    ----------------------
INVESTMENTS IN FORTIS SERIES FUND, INC.:
  Growth Stock..............................    5,259,745   $ 135,621,415    $216,111,878         $       --
  U.S. Government Securities................      962,649      10,630,806      10,519,922                 --
  Money Market..............................      885,585       9,840,933       9,797,759                 --
  Asset Allocation..........................    2,541,055      40,774,876      53,598,723                 --
  Diversified Income........................      727,878       8,688,513       8,672,011                 --
  Global Growth.............................    3,879,500      62,495,772      87,552,169                 --
  Aggressive Growth.........................    2,869,286      37,535,977      47,918,797                 --
  Growth & Income...........................    1,872,300      30,777,221      39,743,500                 --
  High Yield................................      549,184       5,725,316       5,440,109                 --
  Global Asset Allocation...................      563,901       7,252,056       8,075,798                 --
  Global Bond...............................      192,133       2,157,453       2,221,174                 --
  International Stock.......................    1,612,783      21,350,078      23,357,616                 --
  Value.....................................      905,950      12,167,683      13,023,205                 --
  S & P 500.................................    2,373,943      36,766,925      44,711,787                 --
  Blue Chip Stock...........................    1,691,782      24,613,320      31,427,223          2,594,665
  Mid Cap Stock.............................      161,768       1,509,185       1,558,861            819,116
  Large Cap Growth..........................      260,764       2,706,350       3,140,748          1,023,777
  Small Cap Value...........................      241,306       2,244,928       2,239,252            788,842
                                                            -------------    ------------         ----------
Net assets..................................                $ 452,858,807    $609,110,532         $5,226,400
                                                            =============    ============         ==========



                                                                                        NET ASSET VALUE FOR
                                                 ATTRIBUTABLE TO      ACCUMULATION        VARIABLE LIFE
                                                  VARIABLE LIFE           UNITS        INSURANCE POLICIES PER
                                                INSURANCE POLICIES     OUTSTANDING       ACCUMULATION UNIT
                                                ------------------   ---------------   ----------------------
INVESTMENTS IN FORTIS SERIES FUND, INC.:
  Growth Stock...............................     $216,111,878          7,307,257              $29.57
  U.S. Government Securities.................       10,519,922            597,089               17.62
  Money Market...............................        9,797,759            698,712               14.02
  Asset Allocation...........................       53,598,723          1,970,079               27.21
  Diversified Income.........................        8,672,011            477,587               18.16
  Global Growth..............................       87,552,169          4,062,037               21.55
  Aggressive Growth..........................       47,918,797          3,022,456               15.85
  Growth & Income............................       39,743,500          1,827,004               21.75
  High Yield.................................        5,440,109            422,237               12.88
  Global Asset Allocation....................        8,075,798            494,405               16.33
  Global Bond................................        2,221,174            167,453               13.26
  International Stock........................       23,357,616          1,447,501               16.14
  Value......................................       13,023,205            877,605               14.84
  S & P 500..................................       44,711,787          2,381,279               18.78
  Blue Chip Stock............................       28,832,558          1,571,906               18.34
  Mid Cap Stock..............................          739,745             76,735                9.64
  Large Cap Growth...........................        2,116,971            179,900               11.77
  Small Cap Value............................        1,450,410            154,731                9.37
                                                  ------------         ----------
Net assets...................................     $603,884,132         27,735,973
                                                  ============         ==========


                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1998

                                                             FORTIS U.S.                                 FORTIS
                                              FORTIS GROWTH  GOVERNMENT   FORTIS MONEY   FORTIS ASSET  DIVERSIFIED
                                                  STOCK      SECURITIES      MARKET       ALLOCATION      INCOME
                                               -------------  -----------  ------------   ------------ -----------
OPERATIONS
Dividend income.............................. $ 10,011,623   $  604,612   $   417,836    $    95,130   $  516,581
Mortality and expense and policy advance
 charges.....................................   (2,172,350)    (108,978)      (97,182)      (532,382)     (89,921)
Net realized gain (loss) on investments......    5,194,040      198,574        47,621        555,821       77,069
Net unrealized appreciation (depreciation)
 of investments..............................   19,387,059      (18,374)      (24,618)     8,022,659     (130,599)
                                              ------------   ----------   -----------    -----------   ----------
Net increase (decrease) in net assets
  resulting from operations...................  32,420,372      675,834       343,657      8,141,228      373,130

CAPITAL TRANSACTIONS
Purchase of variable account units...........   16,114,322    4,401,606    15,648,521      6,247,649    2,923,619
Redemption of variable account units.........  (14,790,719)  (3,465,915)  (14,377,114)    (2,713,046)  (1,482,876)
Mortality and expense charges redeemed.......    2,172,350      108,978        97,182        532,382       89,921
Funding of suaccount by Fortis Benefits
 Insurance Company...........................           --           --            --             --           --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............           --           --            --             --           --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --           --            --             --           --
                                              ------------   ----------   -----------    -----------   ----------
Increase from capital transactions...........    3,495,953    1,044,669     1,368,589      4,066,985    1,530,664
Net assets at beginning of year..............  180,195,553    8,799,419     8,085,513     41,390,510    6,768,217
                                              ------------   ----------   -----------    -----------   ----------
Net assets at end of year.................... $216,111,878  $10,519,922   $ 9,797,759    $53,598,723  $ 8,672,011
                                              ============  ===========   ===========    ===========  ===========


                                                   FORTIS      FORTIS
                                                   GLOBAL    AGGRESSIVE
                                                   GROWTH      GROWTH
                                                -----------  ----------
OPERATIONS
Dividend income..............................  $    92,908   $    78,258
Mortality and expense and policy advance
 charges.....................................     (965,714)     (457,512)
Net realized gain (loss) on investments......    1,873,640       452,032
Net unrealized appreciation (depreciation) of
 investments.................................    6,899,076     7,815,700
                                               -----------    ----------
Net increase (decrease) in net assets
 resulting from operations...................    7,899,910     7,888,478
CAPITAL TRANSACTIONS
Purchase of variable account units...........    7,934,991     8,656,071
Redemption of variable account units.........   (7,198,093)   (4,140,981)
Mortality and expense charges redeemed.......      965,714       457,512
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............           --            --
Dividend income distribution to Fortis
 Benefits Insurance Company..................           --            --
                                               -----------    ----------
Increase from capital transactions...........    1,702,612     4,972,602
Net assets at beginning of year..............   77,949,647    35,057,717
                                               -----------    ----------
Net assets at end of year....................  $87,552,169   $47,918,797
                                               ===========   ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1998

                                             FORTIS                          FORTIS                      FORTIS
                                            GROWTH &      FORTIS HIGH    GLOBAL ASSET     FORTIS     INTERNATIONAL
                                             INCOME          YIELD        ALLOCATION    GLOBAL BOND      STOCK        FORTIS VALUE
                                           -----------    ------------   ------------   -----------   ------------    ------------
OPERATIONS
Dividend income.........................  $    10,771    $   428,836     $   561,799    $    94,052    $ 1,605,384     $   283,540
Mortality and expense and policy advance
 charges................................     (399,394)       (61,285)        (83,639)       (22,737)      (234,715)       (119,375)
Net realized gain (loss) on
 investments............................      459,331         47,340         151,193         11,737        346,030         205,629
Net unrealized appreciation
 (depreciation) of investments..........    3,655,009       (463,439)        347,862        145,597        815,560         401,780
                                          -----------    -----------     -----------    -----------    -----------     -----------
Net increase (decrease) in net assets
 resulting from operations..............    3,725,717        (48,548)        977,215        228,649      2,532,259         771,574
CAPITAL TRANSACTIONS
Purchase of variable account units......   10,810,093      2,313,861       2,107,553        646,464      7,684,870       6,707,673
Redemption of variable account units....   (2,405,271)    (1,552,255)     (1,150,806)      (456,482)    (2,727,690)       (914,596)
Mortality and expense charges
 redeemed...............................      399,394         61,285          83,639         22,737        234,715         119,375
Funding of subaccount by Fortis Benefits
 Insurance Company......................           --             --              --             --             --              --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount.......           --             --              --             --             --        (453,865)
Dividend income distribution to Fortis
 Benefits Insurance Company.............           --             --              --             --             --              --
                                          -----------    -----------     -----------    -----------    -----------     -----------
Increase from capital transactions......    8,804,216        822,891       1,040,386        212,719      5,191,895       5,458,587
Net assets at beginning of year.........   27,213,567      4,665,766       6,058,197      1,779,806     15,633,462       6,793,044
                                          -----------    -----------     -----------    -----------    -----------     -----------
Net assets at end of year...............  $39,743,500    $ 5,440,109     $ 8,075,798    $ 2,221,174    $23,357,616     $13,023,205
                                          ===========    ===========     ===========    ===========    ===========     ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1998



                                                                       FORTIS        FORTIS       FORTIS         COMBINED
                                       FORTIS S & P   FORTIS BLUE     MID CAP       LARGE CAP    SMALL CAP       VARIABLE
                                            500       CHIP STOCK       STOCK         GROWTH        VALUE          ACCOUNT
                                       ------------   ------------   -----------   -----------   -----------   -------------
OPERATIONS
Dividend income....................    $   661,349     $  526,017     $   2,654         $ 803      $ 29,147     $ 16,021,300
Mortality and expense and policy
 advance charges...................       (353,094)      (226,004)       (1,146)       (3,149)       (2,269)      (5,930,846)
Net realized gain (loss) on
 investments.......................      1,417,959        163,987          (551)         (599)       (2,161)      11,198,692
Net unrealized appreciation
 (depreciation) of investments.....      5,641,705      4,970,502        49,677       434,398        (5,675)      57,943,879
                                       -----------    -----------   -----------    ----------   -----------     ------------
Net increase (decrease) in net
 assets resulting from operations..      7,367,919      5,434,502        50,634       431,453        19,042       79,233,025
CAPITAL TRANSACTIONS
Purchase of variable account
 units.............................     24,567,864     14,173,614       697,126     1,909,786     1,405,053      134,950,736
Redemption of variable account
 units.............................     (4,191,140)      (856,152)      (38,634)      (53,376)      (26,427)     (62,541,573)
Mortality and expense charges
 redeemed..........................        353,094        226,004         1,146         3,149         2,269        5,930,846
Funding of subaccount by Fortis
 Benefits Insurance Company........             --             --       850,000       850,000       850,000        2,550,000
Redemption of Fortis Benefits
 Insurance Company investment in
 subaccount........................     (2,506,810)       (74,424)           --            --            --        3,035,099)
Dividend income distribution to
 Fortis Benefits Insurance
 Company...........................             --        (43,474)       (1,411)         (264)      (10,685)         (55,834)
                                       -----------    -----------   -----------    ----------   -----------     ------------
Increase from capital
 transactions......................     18,223,008     13,425,568     1,508,227     2,709,295     2,220,210       77,799,076
Net assets at beginning of year....     19,120,860     12,567,153            --            --            --      452,078,431
                                       -----------    -----------   -----------    ----------   -----------     ------------
Net assets at end of year..........    $44,711,787    $31,427,223   $ 1,558,861    $3,140,748   $ 2,239,252     $609,110,532
                                       ===========    ===========   ===========    ==========   ===========     ============


                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1997

                                                               FORTIS U.S.                                     FORTIS
                                              FORTIS GROWTH    GOVERNMENT    FORTIS MONEY    FORTIS ASSET   DIVERSIFIED
                                                 STOCK         SECURITIES       MARKET        ALLOCATION       INCOME
                                              ------------     ----------     ----------     -----------     ----------
OPERATIONS
Dividend income..............................     $ 16,536      $ 600,561      $ 318,907     $ 5,630,084      $ 458,290
Mortality and expense and policy advance
  charges....................................   (1,928,584)       (91,178)       (89,913)       (435,946)       (71,161)
Net realized gain (loss) on investments......    3,421,669        173,173        (22,812)        526,622         56,634
Net unrealized appreciation (depreciation) of
  investments................................   16,067,592        (74,889)       117,253         496,493        101,815
                                              ------------     ----------     ----------     -----------     ----------
Net increase (decrease) in net assets
  resulting from operations..................   17,577,213        607,667        323,435       6,217,253        545,578

CAPITAL TRANSACTIONS
Purchase of variable account units...........   18,101,571      2,337,630     11,107,675       5,874,956      1,770,902
Redemption of variable account units.........  (10,430,951)    (2,340,875)   (10,678,593)     (2,133,574)    (1,053,700)
Mortality and expense charges redeemed.......    1,928,584         91,178         89,913         435,946         71,161
Funding of subaccount by Fortis Benefits
  Insurance Company..........................           --             --             --              --             --
Redemption of Fortis Benefits Insurance
  Company investment in subaccount...........           --             --             --              --             --
Dividend income distribution to Fortis

  Benefits Insurance Company.................           --             --             --              --             --
                                              ------------     ----------     ----------     -----------     ----------
Increase from capital transactions...........    9,599,204         87,933        518,995       4,177,328        788,363
Net assets at beginning of year..............  153,019,136      8,103,819      7,243,083      30,995,929      5,434,276
                                              ------------     ----------     ----------     -----------     ----------
Net assets at end of year.................... $180,195,553     $8,799,419     $8,085,513     $41,390,510     $6,768,217
                                              ===========      ==========     ==========     ===========     ==========

                                                 FORTIS          FORTIS        FORTIS
                                                 GLOBAL        AGGRESSIVE     GROWTH &
                                                 GROWTH          GROWTH        INCOME
                                               -----------    -----------    -----------
OPERATIONS
Dividend income..............................  $        --    $       473    $   836,584
Mortality and expense and policy advance
  charges....................................     (840,959)      (325,707)      (219,629)
Net realized gain (loss) on investments......    1,027,708         28,215        145,502
Net unrealized appreciation (depreciation) of
  investments................................    3,834,048      1,389,881      3,656,481
                                               -----------    -----------    -----------
Net increase (decrease) in net assets
  resulting from operations..................    4,020,797      1,092,862      4,418,938

CAPITAL TRANSACTIONS
Purchase of variable account units...........   15,303,244     12,628,674     11,389,955
Redemption of variable account units.........   (4,139,111)    (1,470,664)      (743,822)
Mortality and expense charges redeemed.......      840,959        325,707        219,629
Funding of subaccount by Fortis Benefits
  Insurance Company..........................           --             --             --
Redemption of Fortis Benefits Insurance
  Company investment in subaccount...........           --             --             --
Dividend income distribution to Fortis

  Benefits Insurance Company.................           --             --             --
                                               -----------    -----------    -----------
Increase from capital transactions...........   12,005,092     11,483,717     10,865,762
Net assets at beginning of year..............   61,923,758     22,481,138     11,928,867
                                               -----------    -----------    -----------
Net assets at end of year....................  $77,949,647    $35,057,717    $27,213,567
                                               ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
YEAR ENDED DECEMBER 31, 1997


                                                             FORTIS
                                                             GLOBAL                     FORTIS
                                             FORTIS HIGH      ASSET       FORTIS     INTERNATIONAL    FORTIS
                                                YIELD       ALLOCATION  GLOBAL BOND      STOCK        VALUE
                                             ------------  ----------- ------------  -------------  ---------
OPERATIONS

Dividend income.............................. $     6,334   $  308,250   $   74,264  $   625,067   $  374,828
Mortality and expense and policy advance
 charges.....................................     (43,646)     (55,228)     (19,097)    (139,293)     (37,738)
Net realized gain (loss) on investments......      84,353       47,142       (1,793)     134,574       56,719
Net unrealized appreciation (depreciation) of
 investments.................................     260,719      259,453      (62,340)     524,447      361,973
                                              -----------   ----------   ----------  -----------   ----------
Net increase (decrease) in net assets
 resulting from operations...................     307,760      559,617       (8,966)   1,144,795      755,782
CAPITAL TRANSACTIONS
Purchase of variable account units...........   2,950,385    2,349,695      752,268    6,913,720    5,531,019
Redemption of variable account units.........  (1,371,034)    (472,728)    (623,679)  (1,225,184)    (734,522)
Mortality and expense charges redeemed.......      43,646       55,228       19,097      139,293       37,738
Funding of subaccount by Fortis Benefits
 Insurance Company...........................          --           --           --           --           --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............          --           --           --           --           --
Dividend income distribution to Fortis
 Benefits Insurance Company..................          --           --           --           --       (8,848)
                                              -----------   ----------   ----------  -----------   ----------
Increase from capital transactions...........   1,622,997    1,932,195      147,686    5,827,829    4,825,387
Net assets at beginning of year..............   2,735,009    3,566,385    1,641,086    8,660,838    1,211,875
                                              -----------   ----------   ----------  -----------   ----------
Net assets at end of year.................... $ 4,665,766   $6,058,197   $1,779,806  $15,633,462   $6,793,044
                                              -----------   ----------   ----------  -----------   ----------
                                              -----------   ----------   ----------  -----------   ----------



                                                                            COMBINED
                                              FORTIS S & P  FORTIS BLUE     VARIABLE
                                                  500       CHIP STOCK       ACCOUNT
                                              ------------  ------------  ------------
OPERATIONS

Dividend income..............................  $   294,610   $    52,416  $  9,597,204
Mortality and expense and policy advance
 charges.....................................     (100,810)      (57,714)   (4,456,603)
Net realized gain (loss) on investments......      200,711        16,021     5,894,438
Net unrealized appreciation (depreciation) of
 investments.................................    1,996,353     1,516,126    30,445,405
                                               -----------   -----------  ------------
Net increase (decrease) in net assets
 resulting from operations...................    2,390,864     1,526,849    41,480,444
CAPITAL TRANSACTIONS
Purchase of variable account units...........   16,661,529     8,266,243   121,939,466
Redemption of variable account units.........   (3,472,986)     (109,173)  (41,000,596)
Mortality and expense charges redeemed.......      100,810        57,714     4,456,603
Funding of subaccount by Fortis Benefits
 Insurance Company...........................           --            --            --
Redemption of Fortis Benefits Insurance
 Company investment in subaccount............           --            --            --
Dividend income distribution to Fortis
 Benefits Insurance Company..................      (32,520)      (23,901)      (65,269)
                                               -----------   -----------  ------------
Increase from capital transactions...........   13,256,833     8,190,883    85,330,204
Net assets at beginning of year..............    3,473,163     2,849,421   325,267,783
                                               -----------   -----------  ------------
Net assets at end of year....................  $19,120,860   $12,567,153  $452,078,431
                                               -----------   -----------  ------------
                                               -----------    ----------  ------------


                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
DECEMBER 31, 1998

1.   GENERAL

FORTIS BENEFITS INSURANCE COMPANY

Variable Account C (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on March 13, 1986 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. Fortis Benefits serves as distributor of the Harmony Investment Life and Wall Street Series policies.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.   INVESTMENTS

There are eighteen subaccounts within the Account, each of which invests only in a corresponding portfolio of Fortis Series Fund, Inc. (the Series). Investments in shares of the Series are stated at market value, which is based on the percentage owned by the Account of the net asset value of the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio.

The cost of investments sold and redeemed is determined using the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccount's undistributed net investment income, undistributed realized gains and losses and unrealized appreciation or depreciation.

Purchases and sales of shares of the Funds are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:


YEAR ENDED DECEMBER 31, 1998:

                                                SHARES
                                        -----------------------     COST OF      COST OF SALES/
                                        PURCHASED       SOLD       PURCHASES      REDEMPTIONS
                                        ----------   ----------   ------------   --------------

Fortis Series Fund, Inc.:

  Growth Stock........................    729,677       388,040    $26,125,945     $ 9,596,679
  U.S. Government Securities..........    456,835       318,071      5,006,218       3,267,341
  Money Market........................  1,455,023     1,287,790     16,066,357      14,329,493


                                      F-24


                                            SHARES
                                     ----------------------     COST OF      COST OF SALES/
                                     PURCHASED      SOLD       PURCHASES      REDEMPTIONS
                                     ---------   ----------   ------------   --------------
     Asset Allocation............      334,518     142,687     $ 6,342,779    $ 2,157,225
     Diversified Income..........      285,468     122,389       3,440,200      1,405,807
     Global Growth...............      376,880     339,005       8,027,899      5,324,453
     Aggressive Growth...........      615,389     283,998       8,734,329      3,688,949
     Growth & Income.............      541,513     120,216      10,820,864      1,945,940
     High Yield..................      263,774     147,833       2,742,697      1,504,915
     Global Asset Allocation.....      188,040      80,102       2,669,352        999,613
     Global Bond.................       65,856      40,879         740,516        444,745
     International Stock.........      627,164     184,515       9,290,254      2,381,660
     Value.......................      494,519      94,739       6,991,213      1,162,832
     S&P 500.....................    1,494,482     401,256      25,229,213      5,279,991
     Blue Chip Stock.............      896,941      57,169      14,699,631        810,063
     Mid Cap Stock...............      166,528       4,760       1,549,780         40,596
     Large Cap Growth............      266,175       5,412       2,760,589         54,239
     Small Cap Value.............      245,700       4,393       2,284,200         39,273


YEAR ENDED DECEMBER 31, 1997:


                                              SHARES
                                       ----------------------     COST OF      COST OF SALES/
                                       PURCHASED      SOLD       PURCHASES      REDEMPTIONS
                                       ---------   ----------   ------------   --------------
     Fortis Series Fund, Inc.:
       Growth Stock................      523,134     299,772    $18,118,107     $ 7,009,282
       U.S. Government
       Securities.................       276,469     218,751      2,938,191       2,167,703
       Money Market................    1,034,680     963,476     11,426,582      10,701,404
       Asset Allocation............      649,160     113,966     11,505,040       1,606,952
       Diversified Income..........      189,118      88,862      2,229,192         997,065
       Global Growth...............      787,179     205,436      5,303,244       3,111,402
       Aggressive Growth...........    1,000,432     113,159     12,629,147       1,442,450
       Growth & Income.............      706,056      41,743     12,226,539         598,320
       High Yield..................      286,488     131,597      2,956,719       1,286,680
       Global Asset Allocation.....      203,227      36,183      2,657,945         425,586
       Global Bond.................       76,577      57,378        826,532         625,473
       International Stock.........      564,562      90,535      7,538,787       1,090,609
       Value.......................      453,158      55,272      5,905,847         686,651
       S&P 500.....................    1,245,489     270,028     16,956,139       3,304,795
       Blue Chip Stock.............      617,149       9,949      8,318,659         117,053



Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1998:

                                                   NUMBER OF    COST OF
                                                    SHARES      SHARES
                                                   ---------  -----------
     Fortis Series Fund, Inc.:
       Blue Chip Stock...........................   139,675   $ 1,419,801
       Mid Cap Stock.............................    85,002       849,908
       Large Cap Growth..........................    85,000       850,044
       Small Cap Value...........................    85,007       848,864

4.   ORGANIZATIONAL EXPENSES AND OTHER CHARGES

ORGANIZATIONAL EXPENSES

Fortis Benefits assumes all organizational expenses of the Account.

PREMIUM EXPENSE CHARGE

For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor policies, there is currently no premium expense charge to reimburse Fortis Benefits for premium taxes or similar expenses it may have to pay. However, Fortis Benefits reserves the right to impose a charge of 3.0% of premium for the Wall Street Series Survivor and a charge of 2.5% for all other Wall Street Series Policies.

For Harmony Investment Life policies, a 5% sales charge and a 2.2% state premium tax is deducted from each premium payment received by Fortis Benefits. The resulting net premiums are allocated to the subaccounts of the Account and/or to the Fortis Benefits general account.

MONTHLY DEDUCTIONS FROM POLICY VALUE

Monthly deductions from the net assets attributed to each policy are as follows:

     -  Monthly cost of insurance.

     -  Monthly cost of any optional insurance benefits added by rider.

For Wall Street Series VUL 100, VUL 220, VUL 500 and Survivor policies, the monthly deductions from policy value are as follows:

     - For Wall Street Series VUL 100, VUL 220 and VUL 500 a monthly administrative charge of $4.50 per policy. For Wall Street Series Survivor a monthly administrative charge of $6.00 per policy. Fortis Benefits reserves the right to change this administrative charge, but it will never exceed $7.50 per month.

     - For VUL 220 and VUL 500, a monthly sales, premium tax and policy advance charge of $4.00 per policy.

For Harmony Investment Life policies, the monthly deductions from policy value are as follows:

     - Monthly administrative charge of $5.00 per policy ($3.00 for policies applied for prior to July 1, 1988).

     - For policies issued subsequent to July 1, 1988, Fortis Benefits reserves the right to impose an expense charge of not more than $15.00 per month and an additional per-thousand-of-face amount of insurance expense charge of not more than $.08 per month for insureds age 29 or less and $.25 per month for insureds age 30 and over during the first twelve policy months. Fortis Benefits currently does not impose any of the expense charges described in the preceding sentence.

     - For policies issued prior to July 1, 1988, Fortis Benefits currently imposes an expense charge of $10.00 per month and an additional per-thousand-of-face amount of insurance expense charge of $0.06 per month for insureds age 29 or less and $0.20 per month for insureds age 30 and over during the first twelve policy months.

ACCOUNT VALUE BASED CHARGES

Fortis Benefits deducts a daily mortality and expense risk charge from the Account at an annual rate of 0.75% of the net assets of Harmony Investment Life policyholders, 0.90% of the net assets of Wall Street Series VUL 100, VUL 220 and VUL 500 policyholders, and 1.00% of the net assets of Wall Street Series Survivor policyholders. These charges will be deducted by Fortis Benefits in return for its assumption of expenses arising from adverse mortality experience or excess administrative expenses in connection with policies issued. Fortis Benefits also deducts a sales, premium tax and policy advance charge from the Account at an annual rate of 0.27% of net assets of Wall Street Series VUL 220 and VUL 500 policyholders, and 0.35% of net assets of Wall Street Series Survivor policyholders.

5.   SURRENDER CHARGES

For Wall Street Series VUL 100, VUL 220 and VUL 500 policies surrendered within the first eleven years of issuance, Fortis Benefits assesses a surrender charge. The charge is the sum of any sales, premium tax, and policy advance charges not previously deducted on a monthly or daily basis. For VUL 220 and VUL 500, there is an additional surrender charge of $5.00 per thousand of the policy's initial face amount plus a maximum percentage of the annualized net minimum premiums. The percentage is 12% for VUL 220 and 22% for VUL 500. The surrender charge for all Wall Street policies is limited to certain maximums based on the insured person's age at the time of issuance and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the eleventh policy anniversary. A similar schedule of surrender charges is imposed on face amount increases.

For Harmony Investment Life policies surrendered within the first nine years of issuance of the policy or face increase, a surrender charge is assessed. The charge is a maximum of 25% of the annualized net premium and decreases at a constant rate on the fifth and subsequent anniversary until it reaches zero on the ninth policy anniversary.

Surrender charges are included in redemptions and are paid directly to Fortis Benefits. Surrender charges collected by Fortis Benefits were $5,034,170 and $4,221,397 in 1998 and 1997, respectively.

6.  FEDERAL INCOME TAXES

The operations of the Account form a part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.

7.  RELATED PARTY TRANSACTIONS

Fortis Advisers, Inc. (an affiliate of Fortis Benefits) provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease in reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. These fees charged by Fortis Advisers, Inc. are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers, Inc. provided investment management services amounted to $17,790,513 and $14,415,172 in 1998 and 1997, respectively.

8.  YEAR 2000 ISSUE (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Account. The Account has no computer systems of its own but is dependent upon the systems of Fortis Benefits, Fortis Advisers and certain other third parties.

A comprehensive review of Fortis Benefits' and Fortis Advisers' computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. Fortis Benefits' and Fortis Advisers' goal is to complete internal remediation and testing of each system by mid 1999.

The costs related to the Year 2000 issue are not expected to have a material impact on Fortis Benefits' and Fortis Advisers' results of operations or financial condition. This expectation is subject to the uncertainties that could cause actual results to differ materially.

Factors that could influence the total costs to be incurred by Fortis Benefits and Fortis Advisers in connection with the Year 2000 issue include the ability of Fortis Benefits and Fortis Advisers to successfully identify systems containing two-digit year codes, the nature and amount of programming required to fix the affected programs, the related labor and consulting costs for such remediation, and the ability of third parties that interface with Fortis Benefits and Fortis Advisers to successfully address their Year 2000 issues.

Fortis Benefits and Fortis Advisers are evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on Fortis Benefits' and Fortis Advisers' operations. The potential materiality of any such impact is not entirely known at this time. Fortis Benefits and Fortis Advisers are closely monitoring these entities to avoid any unforeseen circumstances.

Fortis Benefits' and Fortis Advisers' Year 2000 project includes establishing Year 2000 contingency plans for all key business units. These plans are being developed and are expected to be substantially complete by the end of the first quarter of 1999. These plans will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

                           INDEX OF WORDS AND PHRASES

     This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                                   PAGE TO SEE IN
          DEFINED TERM             THIS PROSPECTUS
          ------------             ---------------
alternative death benefit........         5
amount at risk...................         6
automatic rebalancing............         4
basis............................        22
beneficiary......................        24
cash value bonus.................         5
close of business................        26
Code.............................        21
contingent deferred sales
  charge.........................         7
cost of insurance rates..........         6
death benefit....................         5
dollar cost averaging............         3
face amount......................         5
Fortis...........................        20
full surrender...................        12
Fund.............................         3
general account option...........        27
grace period.....................         9
guaranteed death benefit.........        10
guaranteed death benefit
  charge.........................        10
insured person...................         5
investment option................         3
lapse............................         9
maturity, maturity date..........         6
modified endowment contract......        14
monthly anniversary..............        26
monthly insurance charge.........         6
mortality and expense charge.....         7
net cash value...................         9
owner............................        14
partial withdrawal...............        12

                                   PAGE TO SEE IN
          DEFINED TERM             THIS PROSPECTUS
          ------------             ---------------
payment option...................        13
planned periodic premium.........         9
Policy anniversary...............        26
Policy date......................        26
Policy loan......................        12
policy value.....................         4
policy value advance.............         4
policy value advance recovery
  charge.........................         8
premium payments.................         3
premiums.........................         3
premium tax and sales charges....         6
prospectus.......................         2
recommended monthly minimum
  premiums.......................        10
reduced interest rate for
  Policy loans...................        13
reinstate, reinstatement.........         9
rider............................        11
separate account.................        20
Separate Account C...............        20
seven-pay test...................        21
subaccounts......................        20
surrender........................        12
surrender charge.................         7
surrender value..................        12
telephone transfers..............        14
transfers........................        10
valuation date, period...........        26
we...............................        20
you, your........................        14

     We have filed a registration statement relating to Variable Account C and the Policies with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

     THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

                                    PART II

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     Facing Sheet.

     Cross-Reference Table. (Filed as a part of the initial filing of this Form S-6 Registration Statement filed on June 5, 1992.)


     Prospectus dated May 1, 1999 and Prospectus Supplement dated May 1, 2001.


     Undertaking to File Reports. (Filed as a part of the initial filing of this Form S-6 Registration Statement filed on June 5, 1992.)

     Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933. (Filed as a part of the initial filing of this Form S-6 Registration Statement filed on June 5, 1992.)

     Reasonableness Representation. Fortis Benefits Insurance Company represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis Benefits under the Policies. Fortis Benefits bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Fortis Benefits to make a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

     Signatures.

     Written Consents of the following persons:

          Kay M. Doughty, ASA, MAAA (Filed with Exhibit 6 below).

          David A. Peterson, Esq. (Filed with Exhibit 3 below).


          PricewaterhouseCoopers LLP, Independent Auditors.

          Ernst & Young LLP, Independent Auditors.


     The following exhibits:

     1A. (1) --Resolution of Board of Directors of Fortis Benefits (under its prior name, Western Life Insurance Company) effecting the establishment of Variable Account C (Incorporated by reference from Exhibit 1.A(1) to registrant's Form S-6 Registration Statement, File No. 33-28551, filed on May 5, 1989).

          (2)  --Not applicable

          (3) --(a) Distribution Agreement between Fortis Benefits and Fortis Investors, Inc. (Incorporated by reference from Exhibit No. 3(a) to Post-Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994.)

               --(b) Form of Dealer Sales Agreement. (Incorporated by reference from Post-Effective Amendment No. 12 to registrant's Form N-4 registration statement, File No. 33-19421, filed December 22, 1994.)

               --(c) Schedule of sales commissions (Incorporated by reference from "Distribution of the Policies" in the attached prospectus).

          (4)  --Not applicable

          (5) --(a) Specimen Flexible Premium Variable Life Insurance Policy (Filed as part of Post-Effective Amendment No. 8 to this Form S-6 registration statement filed on April 29, 1996).

               --(b) Form of Child Insurance Rider (Incorporated by reference from Exhibit 1.A(5) to Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement, File No. 33-03919, filed on November 5, 1986).

               --(c) Forms of Waiver of Monthly Deductions Rider, Additional Insured Rider and Primary Insured Rider (Incorporated by reference from Exhibit 1.A(5)(c) to Pre-Effective Amendment No. 1 to registrant's Form S-6 Registration Statement, File No. 33-28551, filed on August 18, 1989).

               --(d) Forms of Waiver of Selected Amount Rider, Exchange of Policy Rider, Extend Maturity Date Rider and Accelerated Death Benefit Rider. (Incorporated by reference from Exhibit 5(d) to Post-Effective Amendment No. 33-28551, filed April 29, 1994.)

               --(e) Forms of Additional Insured Rider Plus and Primary
               Insured Rider Plus. (Filed as part of Post-Effective Amendment No. 7 to this Form S-6 registration statement filed on April 28, 1995.)

          (6) --(a) Articles of Incorporation of Fortis Benefits (Incorporated by reference from Exhibit 1.A(6)(a) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17, 1986).

               --(b) Bylaws of Fortis Benefits (Incorporated by reference from
               Exhibit 1.A(6)(b) to the initial filing of registrant's Form S-6 Registration Statement, File No. 33-03919, filed on March 17,
               1986).

               --(c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (Incorporated by reference from Exhibit 1.A(6)(c) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File No. 33-28551, filed on March 2, 1992).

               --(d) Amendment to Bylaws dated May 1, 1999 (Incorporated by reference from Exhibit 3(d) to Form 10-K filing, No. 33-46620, filed March 29, 2000).
          (7)  --Not applicable.

          (8)  --Not applicable.

          (9)  --Not applicable.

          (10) --(a) Application Form for Flexible Premium Variable Life Insurance Policy and Form of Temporary Insurance Agreement. (Incorporated by reference from Exhibit No. 10(a) to Post-Effective Amendment No. 9 to registrant's Form S-6 registration statement, File No. 33-28551, filed April 29, 1994.)

               --(b) Policy Change Application, Transfer Request Form, and Change of Premium Allocation Form (Incorporated by reference from
               Exhibit 1.A(10)(b) to registrant's Post-Effective Amendment No. 4 to Form S-6 Registration Statement, File 33-28851, filed on March 2, 1992).

          2.   --See Exhibit 1.A(5) above.

          3. --Opinion and consent of counsel as to the legality of Securities being registered. (Filed as a part of the initial filing of this Form S-6 Registration Statement filed on June 5, 1992.)

          4.   --Not applicable.

          5.   --Not applicable.

          6. --(a) Opinion and consent of actuary. (Filed as a part of the initial filing of this Form S-6 Registration Statement filed on June 5, 1992.)


               --(b) Supplemental Opinion and Consent of Actuary. (Filed as part of Post-Effective Amendment No. 12 to this Form S-6 registration statement filed on April 27, 2000).


          7. --Forms of Notice of Cancellation Right and Request for Cancellation pursuant to Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940. (Filed as a part of the initial filing of this Form S-6 Registration Statement filed on June 5, 1992.)

          8.   --Method of computing exchange pursuant to Rule 6e-3(T)(b)(13)
               (v)(B) under the Investment Company Act of 1940 (Not required because there will be no cash value adjustments in connection with the right to transfer Policy Value to the General Account, which registrant intends to satisfy the requirements of said provision).

          9.   --Not Applicable

          10. --(a) Memorandum of Certain Procedures with Respect to Pricing and Processing of Transactions Pursuant to Rule 6e-3(T)(b)(12)
               (iii) (Incorporated by reference from Exhibit 10 to Post-Effective Amendment No. 6 to registrant's Form S-6 Registration Statement, File No. 33-03919, filed on April 28,
               1989).

               --(b) Supplemental Memorandum in connection with Exhibit 10(a) (Incorporated by reference from Exhibit 10(b) to Post-Effective Amendment No. 1 to registrant's Form S-6 Registration, File No. 33-28551, on April 30, 1990).

               --(c) Second Supplemental Memorandum in connection with
               Exhibit 10(a). (Filed as part of Post-Effective Amendment No. 2 to this Form S-6 Registration Statement filed April 29, 1993).

               --(d) Third Supplemental Memorandum in connection with Exhibit 10(a). (Filed as part of Post-Effective Amendment No. 3 to this Form S-6 Registration Statement filed February 28, 1994.)


          11. --Power of Attorney for J. Kerry Clayton (Incorporated by reference from Exhibit 11 to registrant's Form S-6 Registration Statement, File No. 33-73138, filed on December 17, 1993).


          12.  --Not Applicable

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, FORTIS BENEFITS INSURANCE COMPANY has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested all in the City of St. Paul, Minnesota, this 16th day of April, 2001. Fortis Benefits Insurance Company hereby makes the representation required by Rule 485(b)(4) under the Securities Act of 1933, and further represents that the amended registration statement contains no information that would render Rule 485(b) unavailable.


                                        FORTIS BENEFITS INSURANCE COMPANY


                                        By: /s/ Robert Brian Pollock
                                            ------------------------------------
                                            Robert Brian Pollock, President



Attest: /s/ Douglas R. Lowe
       -----------------------------
        Douglas R. Lowe, Esq.




Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 16th, 2001.



*
--------------------------------------------------
J. Kerry Clayton, Chairman of the Board


/s/ Robert Brian Pollock
--------------------------------------------------
Robert Brian Pollock, President and Director
(Chief Executive Officer)

/s/ Larry M. Cains
--------------------------------------------------
Larry M. Cains, Treasurer





/s/ Michael J. Peninger
--------------------------------------------------
Michael J. Peninger, Director





* By: /s/ Robert Brian Pollock
     ---------------------------------------------
     Robert Brian Pollock, Attorney-in-Fact



Pursuant to the requirements of the Securities Act of 1933, the registrant, VARIABLE ACCOUNT C of Fortis Benefits Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Paul, State of Minnesota this 16th day of April, 2001.


                                        VARIABLE ACCOUNT C
                                        OF FORTIS BENEFITS INSURANCE COMPANY

                                        By: FORTIS BENEFITS INSURANCE COMPANY
                                            (Depositor)



                                        By: /s/ Robert Brian Pollock
                                            ------------------------------------
                                            Robert Brian Pollock, President


                                  Attest:  /s/ Douglas R. Lowe
                                           -------------------------------------
                                           Douglas R. Lowe, Esq.

                         Consent of Independent Accountants

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 13 to the registration statement (Form S-6 No. 33-48266) of our report dated February 15, 2001, relating to the financial statements of Fortis Benefits Insurance Company, and of our report dated April 6, 2001, relating to the financial statements of Fortis Benefits Insurance Company Variable Account C, which appear in such Prospectus. We also consent to the reference to us under the heading "Independent Auditors" in such Prospectus.


/s/ PricewaterhouseCoopers LLP


Minneapolis, Minnesota
April 13, 2001

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 17, 2000 and February 19, 1999 on the financial statements of Fortis Benefits Insurance Company and our report dated March 29, 2000 and March 19, 1999 on the financial statements of Fortis Benefits Insurance Company Variable Account C (Account C) in Post-Effective Amendment No. 13 to the Registration Statement (Form S-6 No. 33-48266) and related Prospectus of Fortis Benefits Insurance Company for the registration of flexible premium variable life insurance policies.


/s/ Ernst & Young LLP


Minneapolis, Minnesota
April 16, 2001